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MERRILL LYNCH SERIES FUND, INC.
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SEMI-ANNUAL REPORT
JUNE 30, 2000
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MERRILL LYNCH SERIES FUND, INC.

Semi-Annual Report
June 30, 2000
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

We are pleased to submit this semi-annual report for Merrill Lynch
Series Fund, Inc., in which we summarize the investment performance of each Portfolio and outline our views on the investment environment. Performance information for each Portfolio in Merrill Lynch Series Fund, Inc., excluding the Money Reserves Portfolio, can be found in the tables on page 11 of this report to shareholders.

BALANCED PORTFOLIO

As of June 30, 2000, the Portfolio's asset allocation was: US stocks, 57% of net assets; US bonds, 39%; and cash reserves, 4%.

There was little change in the Portfolio's position in US bonds during the first half of 2000. The appeal of US bonds seemed enhanced in an environment of more aggressive tightening by the Federal Reserve Board and since there was evidence of a beginning in the slowdown of US economic activity. However, we believe a significant decline in US interest rates could hinge on expectations that the Federal Reserve Board will actually reverse its restrictive monetary policy. Given this outlook, the average duration of the Portfolio's US bond holdings is currently maintained at a defensive average of 4.3 years.

Within the equity sector, we expanded the Portfolio's commitment to US equities from 53% of net assets to 57%. We continue to allocate substantial assets to "new economy" equities. Companies in technology-oriented areas such as telecommunications equipment, computers, and software and services should be relatively immune to a global economic slowdown of modest proportions, in our view. Representation in old economy sectors was maintained on a selective basis in order to maintain diversification consistent with the Portfolio's objectives. Areas with significant representation included financial services, consumer staples and health care.

CAPITAL STOCK PORTFOLIO

As of June 30, 2000, the Portfolio's asset allocation was: US equities, 81% of net assets; foreign equities, 13%; and cash reserves, 6%.

We reduced the Portfolio's position in foreign equities from 23% of net assets to 13% during the first half of 2000. We utilized the proceeds to expand the Portfolio's US equity representation from 73% of net assets to 81%. This shift reflected our perception of increased near-term risk in equity markets in an environment of extreme volatility. However, this reduction does not change our positive longer-term view toward US and foreign equities.

In our opinion, the most likely economic scenario is a slowdown in the United States that would reduce inflationary pressures but that would not be sufficiently intense to adversely impact the rest of the world's economies. The modest reduction in US and foreign equities to date has not altered the allocation of significant assets to "new economy" equities in the United States and the majority of assets in foreign markets to technology-related sectors. Companies in technology-oriented areas such as telecommunications equipment, computers, and software and services should be relatively immune to an economic slowdown of modest proportions, in our view. Representation in old economy sectors was maintained on a selective basis in order to maintain diversification consistent with the Portfolio's objectives. Areas with significant representation included financial services, consumer staples and health care.

GLOBAL STRATEGY PORTFOLIO

As of June 30, 2000, the Portfolio's asset allocation was: US stocks, 27% of net assets; foreign stocks, 47%; US bonds, 11%; foreign bonds, 9%; and cash reserves, 6%.

We increased the Portfolio's position in US bonds from 3% of net assets to 11% during the first half of 2000. The majority of funds used to add to the position in US fixed-income securities was raised

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MERRILL LYNCH SERIES FUND, INC.

Semi-Annual Report
June 30, 2000  (Continued)
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through the reduction of our 16% weighting in foreign bonds to 9%. The appeal of
US bonds seemed enhanced in an environment of more aggressive tightening by the Federal Reserve Board and because there was evidence of beginning of the slowdown of US economic activity. However, a significant decline in US interest rates could hinge on expectations that the Federal Reserve Board will actually reverse its restrictive monetary policy. Given this outlook, the average duration of the Portfolio's US bond holdings is currently maintained at a defensive average of 4.3 years.

In the foreign bond sector, we partially reduced the Portfolio's position in Germany in favor of Sweden, given what we view to be the latter market's superior total return potential. We maintained a commitment in the United Kingdom, and established a position in Canadian bonds in response to its favorable total return potential relative to the United States.

Within the equity sector, we reduced the Portfolio's exposure to foreign issues from 52% of net assets to 47% during the first half of 2000, with most of the cutback taking place in June. At the same time, we expanded the Portfolio's commitment to US equities from 25% of net assets to 27%. The most significant reduction within the equity sector was in Japanese equities, which we believe are sensitive to the domestic economy. Equities of this type could be vulnerable to earning disappointments resulting from the sluggish pace of Japanese consumer spending. The remaining Japanese equity positions remain hedged back into US dollars since we expect the yen to weaken in coming months. We modestly increased the Portfolio's commitment to Europe. Overall, we continue to allocate substantial assets to "new economy" equities worldwide. Companies in technology-oriented areas such as telecommunications equipment, computers, and software and services should be relatively immune to an economic slowdown of modest proportions, in our view. Representation in old economy sectors was maintained on a selective basis in order to maintain diversification consistent with the Portfolio's objectives. Areas with significant representation included financial services, consumer staples and health care.

GROWTH STOCK PORTFOLIO

For the six-month period ended June 30, 2000, Growth Stock Portfolio had a total investment return of +6.87%. This compares to the -0.42% total return for the unmanaged Standard & Poor's 500 (S&P 500) Index and to the actively managed Lipper Analytical Services Large Cap Growth Funds Average of +2.90% for the same period.

The Portfolio's outperformance was the result of our continued focus on companies in the technology sector with global expertise in communication systems and components. As of June 30, 2000, three of the Portfolio's top ten equity holdings were Cisco Systems, Inc., Nortel Networks Corporation and JDS Uniphase Corporation, all of which are global leaders in the most advanced communications systems including Internet infrastructure and the new optical switching and communications systems. As of June 30, 2000, almost 46% of the Portfolio's net assets were invested in companies in technology sectors, with the communication equipment industry being the largest exposure at 18.3% of net assets. The second largest industry representation was energy, at 9.5% of net assets. We continued to invest on an opportunistic basis during the US equity market declines in April and May 2000.

HIGH YIELD PORTFOLIO

The first half of 2000 was a difficult period for the high-yield market, owing to several Federal Funds interest rate increases, relentless mutual fund outflows, jittery equity markets, limited dealer market making and a high level of credit distress. In this environment, the unmanaged CS First Boston Global High Yield Index registered a total return of -0.84% for the six months ended June 30, 2000, which lagged the ten-year US Treasury return of +5.39%. The spread between the Index and US Treasury securities of similar maturity widened to 728 basis points (7.28%) at June 30, 2000, compared to 573 basis points at year-end 1999.

As a consequence of these bear market conditions, investors showed a clear preference toward larger and better-quality -- such as those in the telecommunications and packaging industries, where the

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MERRILL LYNCH SERIES FUND, INC.

Semi-Annual Report
June 30, 2000  (Continued)
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few new issues are, or in the more stable utility/independent power producer area. Many small, illiquid issues have languished, while other credits that have reported weak earnings have seen their bond prices plunge.

In that regard, despite the robust North American economy, the number of credits in default or near default climbed in the first half of the year. According to data compiled by Edward Altman of New York University's Stern School, the default rate for the six months ended June 30, 2000 equaled 2.61%. If annualized, the rate would be over 5.0%, which would be the highest level since 1991. Merrill Lynch High Yield Research Chief Martin Fridson notes that the distress ratio (defined as the percentage of bonds in a sample of 1,295 issues yielding 1,000 basis points or more above the ten-year Treasury rate) equaled 18.0% on June 15, 2000. This is the highest distress ratio since the 22.3% figure recorded in January 1992.

Against this backdrop, the Portfolio had a total return of -0.84%, equal that of our benchmark, the CS First Boston Global High Yield Index. The Portfolio's results were boosted by our relatively high exposure to the emerging markets sector, which had a solid +5.65% return for the period. An overweighted position in the more stable utility/independent power sector also proved beneficial, as this sector also registered a positive return for the period. Our lack of exposure to the motion picture exhibitors industry was a return enhancer as well, as many bonds in this sector fell sharply in price. Individual credit selection plays an important role, particularly in today's unforgiving high-yield market. Positive event risk affecting several credits in the Portfolio had a favorable impact on performance. Among these were premium tender offers by Grupo Televisa SA and Tekni-Plex Inc. (a global manufacturer of packaging products). In addition, Applied Power Inc.'s bonds, which are among the Portfolio's largest holdings, climbed after the company announced a spin-off that would entail a tender for its bonds. Finally, ICN Pharmaceutical Inc.'s announcement that it planned to split itself into three companies caused its bonds to rebound nicely, as such a transaction would most likely trigger the change of control provision in the bond indenture. In addition to these event-driven performance boosters, some credits (such as Allied Waste North America, a major Portfolio holding) saw operational improvements that caused their bonds to rise.

Unfortunately, several credits in the Portfolio, none of which were a large holding, entered distressed territory during the period. Factors included management miscues and severe price competition.

Given the overall weakness in the high-yield market, which was exacerbated by mutual fund outflows, portfolio managers were forced to sell bonds to raise cash. Many credits with reasonably good fundamentals saw their bonds drift lower. As such, we were able to find what we believe to be some attractive relative values in the secondary market. Among our larger purchases were the bonds of Level 3 Communications Inc. (a telecommunications and information services company), Consolidated Container Company (a manufacturer of rigid plastic containers) and Federal-Mogul Corporation (an automotive parts manufacturer). The Federal-Mogul bonds were acquired at substantial discounts to par. Other secondary market purchases included the bonds of Owens-Illinois Inc. (a manufacturer of plastic and glass packaging products), Vicap SA (a subsidiary of Grupo Vitro S.A., Mexico's largest producer of flat glass and glass containers) and Crown Castle (owner of communications towers).

In the new-issue market, our largest purchases were the bonds of Tekni-Plex and Azurix Corp. (a global water company). Our activity was constrained by Portfolio outflows.

Our major sales included the bonds of AES Corp. (an independent power producer), Charter Communications (a cable company) and VoiceStream Wireless, all of which were sold for relative value reasons and to meet redemptions. We also sold our entire bond position in wireless company, Nextel Communications. These bonds, which would soon be called, were a long-time holding and had been excellent performers. We also disposed of several distressed securities where prospects for significant recoveries appeared bleak.

Prospectively, we are guardedly optimistic about the total return outlook for the high-yield market in the latter half of 2000. While the high level of credit distress is a concern, we would note that the

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MERRILL LYNCH SERIES FUND, INC.

Semi-Annual Report
June 30, 2000  (Continued)
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number of rating agency downgrades slowed considerably in the second quarter of the year. We also believe that the current wide spread to Treasury securities amply compensates investors for default risk. If the Federal Reserve Board is finished with its interest rate hikes, that could be the catalyst for a strong second half, as the high-yield market has historically done quite well in stable rate environments.

At June 30, 2000, communications and media remained our largest broad industry category, equaling 27.4% of the Portfolio's total market value. Of the more narrowly classified sectors, the largest industries were: communications, 12.8%; paper/packaging, 11.2%; cable (domestic & international), 7.1%; and utilities/independent power producers, 9.2%. Foreign bonds totaled 21.5% of the Portfolio's market value, with emerging market issues (primarily Latin American corporate bonds) accounting for 13.4% of market value. At June 30, 2000, the average maturity of the Portfolio was 6.9 years, and cash and cash equivalents amounted to 5.6% of net assets.

INTERMEDIATE GOVERNMENT BOND PORTFOLIO

During the six-month period ended June 30, 2000, fixed-income markets remained volatile as interest rates moved in a manner that produced an inversion of the yield curve. The front end of the Treasury yield curve suffered as price movement in that portion of the curve remained under pressure when investors demanded greater premiums to account for expected increases in the Federal Reserve Board's overnight rates. Throughout much of the period, the forward Federal Funds market continually reflected 50 basis points -- 75 basis points (0.50% -- 0.75%) of expected tightening in the six-month rolling contract. (The forward Federal Funds market provides an indication to buyers and sellers of Federal Funds what the Federal Funds rate is expected to be at some point in the future, while a six-month rolling contract is an indication of what investors expect the Federal Funds level to be in six months.) On the other hand, long-term interest rates were favorably influenced by two separate sets of events. Inflationary fears, which greatly influence yields on the long end of the curve have, for the most part, been contained as a result of the Federal Reserve Board's restrictive monetary policy. Second, a supply imbalance, brought on by the combination of reduced new issuance and a Treasury buy-back program, produced a strong bid for securities in the 20-year -- 30-year sector.

Federal Reserve Board monetary policy remained focused on the need to provide for a slowing in the US economy, which grew at an alarming 7.3% in the fourth quarter of 1999. Although first quarter growth slowed to 5.5%, the rate is still well above the Federal Reserve Board's comfort range of 3% -- 3.5%. Consumer spending continues to fuel the economic fires, although recent reports such as new housing sales and auto purchases could arguably point to the beginning of a higher interest rate induced slowdown. Consumers have benefited from low unemployment rates and the wealth effect generated from a strong stock market, although if stock market trends mirror the uninspired results reported during the first half of 2000, consumers may slow spending. Additionally, consumer confidence was impacted by the dotcom sector sell-off, given the implications that high levels of leverage (for example, margin on their brokerage accounts and credit card debt) have on their balance sheets. If the Federal Reserve Board's monetary policy were to produce something greater than a soft landing, or should financial assets experience a sustained correction in value, this would probably translate into a weakening of the economic landscape.

Although inflation has been well contained for the most part, the scope of the global recovery has led to fears of a rekindling of inflation. Commodity pressures, as measured by the Commodities Research Bureau Index, have been building since the beginning of the year. Of prime concern has been a surge in the price of oil, spurred on not only by the Organization of Petroleum Exporting Countries production limitations but also on expectations of increased demand by recovering economies. With respect to wage inflation, whether one evaluates wage pressures via hourly earnings, real earnings or employment cost measures, the results have pointed to minimal inflation. The ability to export manufacturing capacity, combined with the high levels of productivity, has served to limit the impact of low unemployment. Furthermore, inflation as measured by both the producer price index and consumer price index

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MERRILL LYNCH SERIES FUND, INC.

Semi-Annual Report
June 30, 2000  (Continued)
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has remained well within acceptable levels and has pointed to a lack of pricing pressures. Notwithstanding the inflation outlook, we expect the Federal Reserve Board to remain focused on the need to slow economic momentum. The Federal Reserve Board raised the Federal Funds rate by a more aggressive 0.50% at its May Federal Open Market Committee (FOMC) meeting. This move now puts the overnight rate at 6.50%, up 175 basis points in the past year. Given this, and combined with a clear slowing of economic momentum, the Federal Reserve Board kept interest rates the same at its June FOMC meeting, although future interest rate increases are still a possibility.

On the corporate bond front, new issuance, which was minimal as the new year started, began to pick up during the second quarter, although aggregate levels are still below forecast expectations. Investor appetite for investment-grade corporate bonds was somewhat uninspired, given the intent of Federal Reserve Board policy and the lack of liquidity being provided by the market makers. As a result, yield spreads trended toward historical highs during this period, despite a strong business environment and record levels of corporate profitability. Toward the end of the six-month period, and led by the compression in swap spreads (that is, the difference in basis points at which an AA-rated bank could issue debt relative to a similar maturity Treasury security), corporate bond spreads narrowed as investors perceived the Federal Reserve Board may be nearing the end of the push to raise short-term interest rates. This, combined with the very attractive absolute yields, has encouraged some new money to flow into this sector, a trend we believe may continue as we move into the second half of the year. As a result, yield spreads on corporate securities have narrowed.

As we entered the six-month period ended June 30, 2000, the Portfolio held an overweighted 6% position in mortgage-backed securities, a 10% overweighting in Federal agency debentures and a 16% underweighting in Treasury securities, relative to the unmanaged Salomon Smith Barney Government/Mortgage Index. It was our belief that the yield advantage would work to our favor within the context of a Federal Reserve Board tightening bias. With respect to mortgages, we focused on the collateralized mortgage obligation market with particular interest in higher-quality sequentials and prepayment protected planned amortization classes. Also, we kept current with respect to coupon. As for Federal agency issues with a spread to US Treasury issues, we reduced our holdings in two-year -- seven-year callable securities in favor of longer-dated bulleted issues (bonds with a single maturity date, unlike serial bonds) given favorable prevailing spread relationships in the longer end of the curve. Unfortunately, the Treasury sector caught a technical bid as the Treasury Department, riding the wave of a Federal budget surplus, announced that it would be strong buyers of existing Treasury debt, with primary focus on longer dated, higher coupon issues. In fact, President Clinton went so far as to predict the elimination of the Federal debt by the year 2013. Instantly, long maturity Treasury issues had a perceived scarcity value, which led to the outperformance of this sector during the first half of 2000. The yield on the 30-year Treasury note rallied sharply from a high of 6.75% in late January to its period low of 5.67% in mid-April. With respect to the Federal agency sector, this market came under greater pressure by the second quarter, following comments by Treasury officials supporting the removal of credit lines made available by the Treasury to agencies such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association. As a result, the yield spread relationship compared to Treasury issues widened dramatically, as investors demanded greater yield premiums to hold agency debt. We believe the market has overreacted and thereby produced a unique buying opportunity for agency issues with a spread to US Treasury issues.

We believe the current high-yield levels available on agency debentures and mortgage-backed securities are attractive. Over long periods of time, agency debentures could perform better than Treasury debt given its yield advantage and very similar credit quality. Therefore, we will continue to overweight the portfolio in agency debentures, preferably in maturities in the 30-year area where the spread differential is the greatest. With respect to mortgages, we will continue to maintain our overweighting relative to the benchmark Index, given our belief that a low prepayment environment could translate into outperformance for this sector.

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MERRILL LYNCH SERIES FUND, INC.

Semi-Annual Report
June 30, 2000  (Continued)
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LONG TERM CORPORATE BOND PORTFOLIO

During the six-month period ended June 30, 2000, fixed-income markets remained volatile as interest rates moved in a manner that produced an inversion of the yield curve. The front end of the Treasury yield curve suffered as price movement in that portion of the curve remained under pressure when investors demanded greater premiums to account for expected increases in the Federal Reserve Board's overnight rates. Throughout much of the period, the forward Federal Funds market continually reflected 50 basis points -- 75 basis points (0.50% -- 0.75%) of expected tightening in the six-month rolling contract. (The forward Federal Funds market provides an indication to buyers and sellers of Federal Funds what the Federal Funds rate is expected to be at some point in the future, while a six-month rolling contract is an indication of what investors expect the Federal Funds level to be in six months.) On the other hand, long-term interest rates were favorably influenced by two separate sets of events. Inflationary fears, which greatly influence yields on the long end of the curve have, for the most part, been contained as a result of the Federal Reserve Board's restrictive monetary policy. Second, a supply imbalance, brought on by the combination of reduced new issuance and a Treasury buy-back program, produced a strong bid for securities in the 20-year -- 30-year sector.

Federal Reserve Board monetary policy remained focused on the need to provide for a slowing in the US economy, which grew at an alarming 7.3% in the fourth quarter of 1999. Although first quarter growth slowed to 5.5%, the rate is still well above the Federal Reserve Board's comfort range of 3% -- 3.5%. Consumer spending continues to fuel the economic fires, although recent reports such as new housing sales and auto purchases could arguably point to the beginning of a higher interest rate induced slowdown. Consumers have benefited from low unemployment rates and the wealth effect generated from a strong stock market, although if stock market trends mirror the uninspired results reported during the first half of 2000, consumers may slow spending. Additionally, consumer confidence was impacted by the dotcom sector sell-off, given the implications that high levels of leverage (for example, margin on their brokerage accounts and credit card debt) have on their balance sheets. If the Federal Reserve Board's monetary policy were to produce something greater than a soft landing, or should financial assets experience a sustained correction in value, this would probably translate into a weakening of the economic landscape.

Although inflation has been well contained for the most part, the scope of the global recovery has led to fears of a rekindling of inflation. Commodity pressures, as measured by the Commodities Research Bureau Index, have been building since the beginning of the year. Of prime concern has been a surge in the price of oil, spurred on not only by the Organization of Petroleum Exporting Countries production limitations but also on expectations of increased demand by recovering economies. With respect to wage inflation, whether one evaluates wage pressures via hourly earnings, real earnings or employment cost measures, the results have pointed to minimal inflation. The ability to export manufacturing capacity, combined with the high levels of productivity, has served to limit the impact of low unemployment. Furthermore, inflation as measured by both the producer price index and consumer price index has remained well within acceptable levels and has clearly pointed to a lack of pricing pressures. Notwithstanding the inflation outlook, we expect the Federal Reserve Board to remain focused on the need to slow economic momentum. The Federal Reserve Board raised the Federal Funds rate by a more aggressive 0.50% at its May Federal Open Market Committee (FOMC) meeting. This move now puts the overnight rate at 6.50%, up 175 basis points in the past year. Given this, and combined with a clear slowing of economic momentum, we expected the Federal Reserve Board to keep interest rates the same at its June FOMC meeting (which was the case), although future hikes are still a possibility.

On the corporate bond front, new issuance, which was minimal as the new year started, began to pick up during the second quarter, although aggregate levels are still below forecast expectations. Investor appetite for investment-grade corporate bonds was somewhat uninspired, given the intent of Federal Reserve Board policy and the lack of liquidity being provided by the market makers. As a result, yield spreads trended toward historical highs during this period, despite a strong business environment and

                                       6
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MERRILL LYNCH SERIES FUND, INC.

Semi-Annual Report
June 30, 2000  (Continued)
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record levels of corporate profitability. Toward the end of the six-month period, and led by the compression in swap spreads (that is, the difference in basis points at which an AA-rated bank could issue debt relative to a similar maturity Treasury security), corporate bond spreads narrowed as investors perceived the Federal Reserve Board may be nearing the end of the push to raise short-term interest rates. This, combined with the very attractive absolute yields, has encouraged some new money to flow into this sector, a trend we believe may to continue as we move into the second half of the year. As a result, yield spreads on corporate securities have narrowed.

With respect to investment strategy, we remained committed to the bigger, more liquid issues and emphasized higher coupon bonds. As part of our liquidity strategy, we attempted to consolidate industry holdings into the benchmark issues. Although this came at modest yield concessions, this strategy seems to have worked as the smaller, less liquid transactions significantly underperformed global transactions. During the first quarter of 2000, our investment strategy shifted to incorporate a more barbelled approach rather than a bulleted approach, given prevailing Federal Reserve Board monetary policy and the technical factors influencing the longer end of the curve. We reduced the Portfolio's exposure in the two-year -- five-year sector in favor of short-term floating rate securities and cash. Additionally, we increased the Portfolio's exposure at the longer end of the curve, although corporate exposure was focused in the ten-year sector, with 30-year exposure emphasizing Treasury securities and agency issues with a spread to US Treasury issues. With regard to our corporate strategy, we believed the ten-year sector offered greater relative value given the flatness of the ten-year -- 30-year corporate credit curve. However, by the middle of the second quarter, we shifted our investment strategy to incorporate a more bulleted portfolio approach. We recommitted some assets out cash and the 30-year sector and back into the two-year -- ten-year sector of the yield curve.

With respect to security specific issues, the Portfolio held an overweighted position in cable/media companies, electric utilities, energy-related industries, real estate investment trusts and Yankee and Corporate bonds. During the later part of the period, we began to reduce the Portfolio's holdings in retailers, finance companies and airlines, the last as a result of rising fuel costs. We looked to add to positions in food processors, life insurers, energy-related industries, money center banks and benchmark telecommunication and technology companies. We continue to underweight the Portfolio in independent finance companies (personal bankruptcies are on the rise), paper and forest product producers (unfavorable outlook) and auto parts makers. With respect to auto parts makers, we are specifically concerned about the implications that a consolidation of that industry would have on bond prices. Going forward, we intend to continue to look to reverse an overweighting we had in the overall finance sector (banks, brokers and finance companies), with reallocation back to the industrial sector. Spreads for industrials have become very attractive, and we want to be in a position to benefit from any cyclical upswing that may occur in that sector.

MONEY RESERVE PORTFOLIO

For the six-month period ended June 30, 2000, Money Reserve Portfolio's net annualized yield was 5.89%. The Portfolio's 7-day yield as of June 30, 2000 was 6.27%. The average portfolio maturity was 61 days at June 30, 2000, compared to 61 days at December 31, 1999.

During the first quarter of 2000, economic growth remained strong, resulting in two additional 25 basis point (0.25%) interest rate increases that were implemented in February and March. At that time, the Treasury also announced anticipated changes to the auction schedule. The Federal budget surplus has made it necessary to reduce the number of securities sold by the Treasury, therefore the changes will include reduced auctions, reduced auction sizes and a buy-back program (the Treasury intends to buy back old off-the-run less liquid issues in order to keep current issues liquid). The announcement caused unintended results as the yield curve inverted dramatically as investors rushed to buy longer-term issues.

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MERRILL LYNCH SERIES FUND, INC.

Semi-Annual Report
June 30, 2000  (Continued)
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At this time, it is unclear when this technical inversion could be unwound, as it seems likely that further short-term interest rate increases will be forthcoming as long as the current economic momentum continues. Although Treasury yields moved sharply lower as a result of this reduction of supply, other fixed-income asset classes did not participate to the fullest extent. In addition, the business practices of Government-sponsored agencies were placed under scrutiny by Congress, which pressured quality spreads across the yield curve.

In early May, investors began to price in an additional 50 basis point move and a greater probability of more increases later in the summer. New home sales grew by an alarming 966,000 pace and the unemployment rate fell to 3.9%. Citing the risk of accelerating inflation, the Federal Reserve Board tightened by 50 basis points at its May meeting. As the Federal Reserve Board's bias toward tightening continued, the US markets remained fixated on the next Federal Open Market Committee meeting on June 28, 2000. At that meeting, the Federal Reserve Board moved to keep monetary policy on hold, as was widely expected by investors. However, the Federal Reserve Board's accompanying statement suggested that while there were tentative signs of economic cooling, underlying price pressures were accelerating. Therefore, the Federal Reserve Board believed that the risks remain tilted toward conditions that could foster higher inflation.

During the six-month period ended June 30, 2000, we maintained a conservative approach as a result of the rising interest rate environment. We adopted a barbell strategy incorporating one-month and two-month commercial paper with one-year bank certificates of deposit. We also looked to replace maturing floating rate notes since we believe that they may continue to provide protection for the Portfolio against rising interest rates.

The Portfolio's composition at the end of June and as of our last report to shareholders is detailed below:

                                                              6/30/00    12/31/99
----------------------------------------------------------------------------------
Bank Notes..................................................     6.9%      10.7%
Certificate of Deposit......................................     1.5        1.7
Certificate of Deposit -- Europe............................     1.0       --
Certificate of Deposit -- Yankee............................     4.3        2.9
Commercial Paper............................................    47.3       36.8
Corporate Notes.............................................     1.0        4.2
Euro Medium-Term Notes......................................    --          0.3
Funding Agreements..........................................     4.2        3.9
Medium-Term Notes...........................................    18.9       27.4
Promissory Notes............................................     1.9        1.8
Repurchase Agreements.......................................    --          1.8
US Government, Agency & Instrumentality Obligations --
  Non-Discount..............................................    12.4        8.1
Other Assets Less Liabilities...............................     0.6        0.4
                                                               -----      -----
Total.......................................................   100.0%     100.0%
                                                               =====      =====

MULTIPLE STRATEGY PORTFOLIO

As of June 30, 2000, the Portfolio's asset allocation was: US stocks, 49% of net assets; foreign stocks, 19%; US bonds, 30%; and cash reserves, 2%.

We increased the Portfolio's position in US bonds from 26% of net assets to 30% during the first half of 2000. The appeal of US bonds seemed enhanced in an environment of more aggressive tightening by the Federal Reserve Board and since there was evidence of a beginning in the slowdown of US economic activity. However, a significant decline in US interest rates could hinge on expectations that

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.

Semi-Annual Report
June 30, 2000  (Continued)
--------------------------------------------------------------------------------
the Federal Reserve Board would reverse its restrictive monetary policy. Given this outlook, the average duration of the Portfolio's US bond holdings is currently maintained at a defensive average of 4.3 years.

Within the equity sector, we reduced the Portfolio's exposure to foreign issues from 27% of net assets to 19% during the first half of 2000, with most of the cutback taking place in June. At the same time, we expanded the Portfolio's commitment to US equities from 42% of net assets to 49%. The most significant reduction within the equity sector was in Japanese equities, which we believe are sensitive to the domestic economy. Equities of this type could be vulnerable to earning disappointments resulting from the sluggish pace of Japanese consumer spending. The remaining Japanese equity positions remain hedged back into US dollars since we expect the yen to weaken in coming months. We modestly increased the Portfolio's commitment to Europe. Overall, we continue to allocate substantial assets to "new economy" equities worldwide. Companies in technology-oriented areas such as telecommunications equipment, computers, and software and services be relatively immune to an economic slowdown of modest proportions, in our view. Representation in old economy sectors was maintained on a selective basis in order to maintain diversification consistent with the Portfolio's objectives. Areas with significant representation included financial services, consumer staples and health care.

NATURAL RESOURCES PORTFOLIO

For the six-month period ended June 30, 2000, Natural Resources Portfolio had a total return of +19.16%.The Fund performed significantly better than the -3.48% total return of the unmanaged Morgan Stanley Capital International Natural Resource Index and the +13.34 return of Lipper Natural Resources Funds Average. The Portfolio initially retreated in January after our investments in gas-leveraged production companies faced selling pressures based on fears of falling natural gas prices after the past winter's record warm temperatures. However, the arrival of more seasonal winter weather in late January, combined with declining domestic production, led to ending storage levels in line with normal seasonal levels. This provided a catalyst for a strong recovery in our investments in North American gas production companies. During the production decline, we increased our holdings in natural gas exposed production companies, as well as oil service and drilling companies exposed to natural gas activity in North America. Our increased investments in these sectors at the expense of investments in other basic industry stocks helped account for our improved total return.

We continue to have a constructive outlook for stocks exposed to natural gas exploration and production in North America. Average depletion rates in North America have accelerated as many older gas basins have reached maturity. Therefore, we have not seen an increase in natural gas availability despite gas-directed drilling activity that is near the highest levels in over a decade. This constraint on gas supply has confronted rising demand for gas to fuel electrical generation facilities, and prices rose to over the $4.00 per million cubic feet level. Given that season injections into storage basis are sharply lagging year-earlier levels, prices could spike to yet higher levels on an intermittent basis in the event that the upcoming winter heating season is incrementally cooler than the recent string of record warm winters.

Also contributing to the Portfolio's improved performance was the strong oil pricing environment brought about by the combination of improving world economic growth and greater cohesion on production policies by the members of the Organization of Petroleum Exporting Countries (OPEC). In February, we traveled to the Middle East nations of Saudi Arabia, Qatar and Kuwait, meeting with the Oil Ministers of Saudi Arabia and Qatar, as well as other senior energy officials and oil company executives. The visit affirmed that relations among OPEC members are the best they have been in years, and that OPEC members believe that a higher price range for oil is justified. The rationale for a higher sustainable range was based upon the smaller proportion that oil contributes to Western World gross domestic product, as well as the high rate of taxation that is levied on oil consumption in European nations. Therefore, the potential for higher oil prices leading to an acceleration of overall inflation from the pass-through of higher energy costs may have been reduced. The potential for

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.

Semi-Annual Report
June 30, 2000  (Concluded)
--------------------------------------------------------------------------------
economic stagnation resulting from inflation fighting efforts appears to be a key variable that OPEC wants to avoid. In addition, both the oil ministers of Saudi Arabia and Qatar stated that they would be uncomfortable with $30 per barrel of oil, which could lead to fuel substitution and conservation. The recent announcements by Saudi Arabia to increase production appear to be consistent with this earlier viewpoint, and do not alter the investment case upon which our focus on energy stocks has been made. Given the recent OPEC actions, we believe that the potential for oil prices to be sustained in the low $20 per barrel range is highly probable. This could lead to a very positive fundamental environment for oil and oil service companies.

As mentioned previously, we continued to add to our holdings in production companies exposed to North American natural gas production. Many of our new holdings are in Canada, where new export pipeline capacity has allowed Canadian gas prices to achieve parity to gas produced in the lower 48 United States, less transportation differentials. In addition, we have purchased new holdings in land drilling companies based in the United States and Canada. We have also added oil service holdings that benefit from rising activity in deep-water drilling and production. The backlog of projects in West Africa, Brazil and North America continues to build, which could lead to strong earnings as available capacity in these areas is absorbed.

The funds for our increased energy holdings were derived from sales in our holdings of basic industry companies. This proved to be a positive move for Portfolio performance, as first half performance in these sectors was universally negative. Concerns over rising interest rates contributed to the lagging investment performance of these sectors during the first half of 2000. In addition, many basic material companies had earnings that were adversely affected by rising energy feedstock costs. Despite apparent inexpensive valuations in selected basic materials, we continue to believe that energy fundamentals are more concrete, and thereby offer more compelling potential investment returns. Therefore, we intend to maintain our focus on natural gas and service stocks as we enter the upcoming 2000-2001 winter heating season.

While the share prices of energy stocks have rallied sharply off of near historically low valuation levels, we continue to believe that significant appreciation potential remains in our holdings. Earnings comparisons could be strong off last year's poor oil price environment for our oil and gas production companies, which could also fund increased spending in our holdings in the equities of oil service stocks. Absent the onset of a recession, we believe that fundamentals could continue to be robust for the foreseeable future. Energy investment returns have exceeded returns of the Standard & Poor's 500, and we believe that relatively inexpensive valuation levels can result in continued positive returns over the near-term investment horizon. We look to emphasize the role that investments in energy and related resources can play in hedging the effects of rising transportation and home-heating costs.

IN CONCLUSION

We appreciate your investment in Merrill Lynch Series Fund, Inc., and we look forward to sharing our investment outlook and strategies with you in our December annual report to shareholders.

Sincerely,

/s/ Terry K. Glenn

Terry K. Glenn

PRESIDENT
August 17, 2000

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.

Performance Information
June 30, 2000
--------------------------------------------------------------------------------

                          RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                      6 MONTH     12 MONTH
                                                       TOTAL        TOTAL
AS OF JUNE 30, 2000                                   RETURN       RETURN
----------------------------------------------------------------------------
BALANCED PORTFOLIO                                    + 2.64%      + 6.56%
----------------------------------------------------------------------------
CAPITAL STOCK PORTFOLIO                               + 3.00       +19.68
----------------------------------------------------------------------------
GLOBAL STRATEGY PORTFOLIO                             - 0.80       +14.68
----------------------------------------------------------------------------
GROWTH STOCK PORTFOLIO                                + 6.87       +29.16
----------------------------------------------------------------------------
HIGH YIELD PORTFOLIO                                  - 0.85       + 1.98
----------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT BOND PORTFOLIO                + 4.12       + 4.63
----------------------------------------------------------------------------
LONG TERM CORPORATE BOND PORTFOLIO                    + 2.00       + 2.31
----------------------------------------------------------------------------
MULTIPLE STRATEGY PORTFOLIO                           + 2.32       +14.15
----------------------------------------------------------------------------
NATURAL RESOURCES PORTFOLIO                           +19.16       +21.24
----------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------

                                                                 FIVE YEARS    TEN YEARS
                                                    YEAR ENDED      ENDED        ENDED
                                                      6/30/00      6/30/00      6/30/00
-----------------------------------------------------------------------------------------
BALANCED PORTFOLIO                                    + 6.56%      +11.87%      +10.71%
-----------------------------------------------------------------------------------------
CAPITAL STOCK PORTFOLIO                               +19.68       +19.67       +14.07
-----------------------------------------------------------------------------------------
GLOBAL STRATEGY PORTFOLIO                             +14.68       +12.20       +10.68
-----------------------------------------------------------------------------------------
GROWTH STOCK PORTFOLIO                                +29.16       +30.75       +19.26
-----------------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO                                  + 1.98       + 5.40       + 9.52
-----------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT BOND PORTFOLIO                + 4.63       + 5.77       + 7.54
-----------------------------------------------------------------------------------------
LONG TERM CORPORATE BOND PORTFOLIO                    + 2.31       + 5.32       + 7.62
-----------------------------------------------------------------------------------------
MULTIPLE STRATEGY PORTFOLIO                           +14.15       +14.75       +12.27
-----------------------------------------------------------------------------------------
NATURAL RESOURCES PORTFOLIO                           +21.24       + 6.58       + 5.43
-----------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.

Balanced Portfolio
Schedule of Investments as of June 30, 2000                      (in US dollars)
--------------------------------------------------------------------------------

                              FACE                                                                            PERCENT OF
INDUSTRIES                   AMOUNT                        BONDS & NOTES                          VALUE       NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES         $2,000,000   General Electric Capital Corp., 8.75% due
                                         5/21/2007..........................................  $  2,169,720        1.9%
-------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT & AGENCY        659,200   Federal Home Loan Mortgage Corporation Participation
OBLIGATIONS                              Certificates-Gold Program, 7.50% due 6/01/2007++...       660,558        0.6
                                        Federal National Mortgage Association:
                            4,770,000       5.625% due 3/15/2001............................     4,729,741        4.1
                            1,550,000       6.375% due 6/15/2009............................     1,473,461        1.3
                                        US Treasury Bonds:
                            2,450,000       6.25% due 8/15/2023.............................     2,469,894        2.2
                              300,000       5.25% due 11/15/2028............................       265,641        0.2
                            8,400,000       6.125% due 8/15/2029............................     8,484,000        7.4
                                        US Treasury Notes:
                            3,800,000       5% due 4/30/2001................................     3,754,856        3.3
                            9,150,000       5.75% due 6/30/2001.............................     9,084,239        7.9
                            8,000,000       5.50% due 7/31/2001.............................     7,918,720        6.9
                            4,100,000       5.50% due 8/31/2001.............................     4,054,531        3.5
                                                                                              ------------      -----
                                                                                                42,895,641       37.4
-------------------------------------------------------------------------------------------------------------------------
                                        TOTAL BONDS & NOTES (COST-$44,879,116)                  45,065,361       39.3
-------------------------------------------------------------------------------------------------------------------------
                             SHARES
                              HELD                         COMMON STOCKS
-------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE             7,000   The Boeing Company..................................       292,687        0.3
                                9,929   United Technologies Corporation.....................       584,570        0.5
                                                                                              ------------      -----
                                                                                                   877,257        0.8
-------------------------------------------------------------------------------------------------------------------------
APPAREL                         7,400   The Gap, Inc........................................       231,250        0.2
-------------------------------------------------------------------------------------------------------------------------
APPLICATION DEVELOPMENT         2,900   +Siebel Systems, Inc................................       474,331        0.4
SOFTWARE
-------------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE PRODUCTS             1,400   +General Motors Corporation (Class H)...............       122,850        0.1
-------------------------------------------------------------------------------------------------------------------------
BANKING                         7,750   Bank of America Corporation.........................       333,250        0.3
                               12,000   The Bank of New York Company, Inc...................       558,000        0.5
                                6,600   The Chase Manhattan Corporation.....................       304,012        0.3
                                                                                              ------------      -----
                                                                                                 1,195,262        1.1
-------------------------------------------------------------------------------------------------------------------------
BEVERAGES                      22,450   The Coca-Cola Company...............................     1,289,472        1.1
                               29,700   PepsiCo, Inc........................................     1,319,794        1.1
                                                                                              ------------      -----
                                                                                                 2,609,266        2.2
-------------------------------------------------------------------------------------------------------------------------
BROADCASTING-CABLE             42,400   +AT&T Corp.-Liberty Media Group (Class A)...........     1,028,200        0.9
-------------------------------------------------------------------------------------------------------------------------
BROADCASTING-MEDIA              1,600   +Univision Communications Inc. (Class A)............       165,600        0.1
-------------------------------------------------------------------------------------------------------------------------
BROADCASTING &                  9,800   +TV Guide, Inc. (Class A)...........................       335,650        0.3
PUBLISHING
-------------------------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS               4,700   +American Tower Corporation (Class A)...............       195,931        0.2
-------------------------------------------------------------------------------------------------------------------------
BUSINESS SERVICES               9,700   +Oracle Corporation.................................       814,800        0.7
-------------------------------------------------------------------------------------------------------------------------
CABLE                          27,500   +Charter Communications, Inc. (Class A).............       452,031        0.4
-------------------------------------------------------------------------------------------------------------------------
CAPITAL EQUIPMENT               3,432   +Agilent Technologies, Inc..........................       253,110        0.2
                                9,000   Hewlett-Packard Company.............................     1,123,875        1.0
                                                                                              ------------      -----
                                                                                                 1,376,985        1.2
-------------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS                   2,300   Minnesota Mining and Manufacturing Company (3M).....       189,750        0.2
-------------------------------------------------------------------------------------------------------------------------
CELLULAR TELEPHONES             4,400   +Dobson Communications Corporation (Class A)........        84,700        0.1
-------------------------------------------------------------------------------------------------------------------------
CHEMICALS                      17,400   Rohm and Haas Company...............................       600,300        0.5
-------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES            12,650   +Convergys Corporation..............................       656,219        0.6
-------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS                  6,000   +Pegasus Communications Corporation.................       293,625        0.3
-------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS                 22,500   Lucent Technologies.................................     1,333,125        1.2
EQUIPMENT                      15,625   +WorldCom, Inc......................................       716,797        0.6
                                                                                              ------------      -----
                                                                                                 2,049,922        1.8
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.

Balanced Portfolio
Schedule of Investments as of June 30, 2000  (Continued)         (in US dollars)
--------------------------------------------------------------------------------

                             SHARES                                                                           PERCENT OF
INDUSTRIES                    HELD                         COMMON STOCKS                          VALUE       NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES              16,000   +America Online, Inc................................  $    844,000        0.7%
                               35,752   +Cisco Systems, Inc.................................     2,272,498        2.0
                                8,500   Electronic Data Systems Corporation.................       350,625        0.3
                                  500   +StorageNetworks, Inc...............................        45,125        0.0
                                                                                              ------------      -----
                                                                                                 3,512,248        3.0
-------------------------------------------------------------------------------------------------------------------------
COMPUTER TECHNOLOGY             8,900   +Solectron Corporation..............................       372,688        0.3
-------------------------------------------------------------------------------------------------------------------------
COMPUTERS                       8,400   Compaq Computer Corporation.........................       214,725        0.2
                               12,400   +Dell Computer Corporation..........................       611,475        0.5
                                7,600   +EMC Corporation....................................       584,725        0.5
                                9,245   International Business Machines Corporation.........     1,012,905        0.9
                                6,850   RadioShack Corporation..............................       324,519        0.3
                                4,700   +Sun Microsystems, Inc..............................       427,406        0.4
                                2,500   Symbol Technologies, Inc............................       135,000        0.1
                                                                                              ------------      -----
                                                                                                 3,310,755        2.9
-------------------------------------------------------------------------------------------------------------------------
CONGLOMERATES                  14,400   Honeywell International Inc.........................       485,100        0.4
-------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED COMPANIES           3,500   +Conexant Systems, Inc..............................       169,969        0.1
                                3,000   Corning Incorporated................................       809,625        0.7
                                2,600   Textron, Inc........................................       141,213        0.1
                                                                                              ------------      -----
                                                                                                 1,120,807        0.9
-------------------------------------------------------------------------------------------------------------------------
ELECTRIC & GAS                 31,600   +Calpine Corporation................................     2,077,700        1.8
-------------------------------------------------------------------------------------------------------------------------
ELECTRICAL                        400   +Capstone Turbine Corporation.......................        18,075        0.0
                               10,100   DPL Inc.............................................       221,569        0.2
                                                                                              ------------      -----
                                                                                                   239,644        0.2
-------------------------------------------------------------------------------------------------------------------------
ELECTRICAL & ELECTRONICS        9,600   +The AES Corporation................................       438,000        0.4
-------------------------------------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS          44,100   General Electric Company............................     2,337,300        2.0
                               25,950   Intel Corporation...................................     3,467,569        3.0
                                3,550   +LSI Logic Corporation..............................       192,144        0.2
                               21,000   Motorola, Inc.......................................       610,313        0.5
                                                                                              ------------      -----
                                                                                                 6,607,326        5.7
-------------------------------------------------------------------------------------------------------------------------
ELECTRONICS                     1,800   +Broadcom Corporation (Class A).....................       394,087        0.3
                                3,100   +Gemstar International Group Limited................       190,456        0.2
                               10,800   Texas Instruments Incorporated......................       741,825        0.6
                                                                                              ------------      -----
                                                                                                 1,326,368        1.1
-------------------------------------------------------------------------------------------------------------------------
FINANCE                         7,300   Federal Home Loan Mortgage Association..............       295,650        0.3
-------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES              7,800   Associates First Capital Corporation (Class A)......       174,037        0.1
                                8,100   The Charles Schwab Corporation......................       272,363        0.2
                               23,100   Citigroup Inc.......................................     1,391,775        1.2
                               16,200   Wells Fargo Company.................................       627,750        0.5
                                                                                              ------------      -----
                                                                                                 2,465,925        2.0
-------------------------------------------------------------------------------------------------------------------------
HEALTHCARE-                    13,700   HCA-The Healthcare Corporation......................       416,137        0.4
PRODUCTS & SERVICES
-------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS             18,400   Colgate-Palmolive Company...........................     1,101,700        1.0
                                2,500   The Procter & Gamble Company........................       143,125        0.1
                                                                                              ------------      -----
                                                                                                 1,244,825        1.1
-------------------------------------------------------------------------------------------------------------------------
INSURANCE                       9,400   AXA Financial, Inc..................................       319,600        0.3
                               10,000   American International Group, Inc...................     1,175,000        1.0
                                2,900   ITT Industries, Inc.................................        88,088        0.1
                                                                                              ------------      -----
                                                                                                 1,582,688        1.4
-------------------------------------------------------------------------------------------------------------------------
INTERNET SOFTWARE               3,200   +IntraNet Solutions, Inc............................       122,800        0.1
                                1,505   +VeriSign, Inc......................................       265,350        0.2
                                                                                              ------------      -----
                                                                                                   388,150        0.3
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.

Balanced Portfolio
Schedule of Investments as of June 30, 2000  (Continued)         (in US dollars)
--------------------------------------------------------------------------------

                             SHARES                                                                           PERCENT OF
INDUSTRIES                    HELD                         COMMON STOCKS                          VALUE       NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
INTERNETWORKING                   200   +Alamosa PCS Holdings, Inc..........................  $      4,175        0.0%
                                2,000   +InfoSpace.com, Inc.................................       110,500        0.1
                                1,700   +Inktomi Corporation................................       201,025        0.2
                                                                                              ------------      -----
                                                                                                   315,700        0.3
-------------------------------------------------------------------------------------------------------------------------
LASER SYSTEMS &                13,650   +JDS Uniphase Corporation...........................     1,635,441        1.4
COMPONENTS
-------------------------------------------------------------------------------------------------------------------------
MANUFACTURING                  11,800   Tyco International Ltd..............................       559,025        0.5
-------------------------------------------------------------------------------------------------------------------------
MEDICAL TECHNOLOGY              7,750   Johnson & Johnson...................................       789,531        0.7
-------------------------------------------------------------------------------------------------------------------------
METAL                          12,200   Alcoa Inc...........................................       353,800        0.3
-------------------------------------------------------------------------------------------------------------------------
MULTI-MEDIA                     3,200   Time Warner Inc.....................................       243,200        0.2
-------------------------------------------------------------------------------------------------------------------------
NATURAL GAS                    21,200   Enron Corp..........................................     1,367,400        1.2
-------------------------------------------------------------------------------------------------------------------------
NATURAL RESOURCES              13,700   Burlington Resources Inc............................       524,025        0.5
-------------------------------------------------------------------------------------------------------------------------
NETWORKING PRODUCTS             1,200   +ONI Systems Corp...................................       140,625        0.1
-------------------------------------------------------------------------------------------------------------------------
OIL & GAS PRODUCERS             3,700   +Nabors Industries, Inc.............................       153,781        0.1
-------------------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED                 19,003   Exxon Mobil Corporation.............................     1,491,735        1.3
-------------------------------------------------------------------------------------------------------------------------
OIL SERVICES                    5,620   Schlumberger Limited................................       419,393        0.4
-------------------------------------------------------------------------------------------------------------------------
PETROLEUM                       7,700   Unocal Corporation..................................       255,063        0.2
-------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS                12,920   American Home Products Corporation..................       759,050        0.7
                               13,700   Cardinal Health, Inc................................     1,013,800        0.9
                                3,800   Eli Lilly and Company...............................       379,525        0.3
                               14,800   Merck & Co., Inc....................................     1,134,050        1.0
                               28,200   Pfizer Inc..........................................     1,353,600        1.2
                                4,800   Schering-Plough Corporation.........................       242,400        0.2
                                                                                              ------------      -----
                                                                                                 4,882,425        4.3
-------------------------------------------------------------------------------------------------------------------------
RADIO & TELEVISION             16,000   +AMFM Inc...........................................     1,104,000        1.0
-------------------------------------------------------------------------------------------------------------------------
RETAIL                         12,800   Lowe's Companies, Inc...............................       525,600        0.5
                               10,300   +Safeway Inc........................................       464,788        0.4
                               12,450   Wal-Mart Stores, Inc................................       717,431        0.6
                                                                                              ------------      -----
                                                                                                 1,707,819        1.5
-------------------------------------------------------------------------------------------------------------------------
SCIENTIFIC EQUIPMENT            6,400   Millipore Corporation...............................       482,400        0.4
-------------------------------------------------------------------------------------------------------------------------
SOFTWARE                        8,400   +Amdocs Limited.....................................       644,700        0.6
                               18,000   +Microsoft Corporation..............................     1,438,875        1.3
                                8,200   +Network Associates, Inc............................       167,075        0.1
                                3,000   +RSA Security Inc...................................       208,500        0.2
                                2,200   +VERITAS Software Corporation.......................       248,600        0.2
                                2,800   +Yahoo! Inc.........................................       346,850        0.3
                                                                                              ------------      -----
                                                                                                 3,054,600        2.7
-------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS             10,500   +AT&T Wireless Group................................       292,687        0.3
                                7,200   +Adelphia Business Solutions, Inc...................       166,500        0.1
                               23,200   GTE Corporation.....................................     1,444,200        1.3
                                2,100   +Level 3 Communications, Inc........................       184,669        0.2
                               17,000   +McLeodUSA Incorporated (Class A)...................       351,687        0.3
                                3,600   +Qwest Communications International Inc.............       178,875        0.2
                                3,100   Sprint Corp. (FON Group)............................       158,100        0.1
                                                                                              ------------      -----
                                                                                                 2,776,718        2.5
-------------------------------------------------------------------------------------------------------------------------
UTILITIES-COMMUNICATION        20,000   SBC Communications Inc..............................       865,000        0.8
-------------------------------------------------------------------------------------------------------------------------
UTILITIES-ELECTRIC              6,800   Constellation Energy Group..........................       221,425        0.2
-------------------------------------------------------------------------------------------------------------------------
UTILITIES-GAS PIPELINE          4,800   Dynegy Inc. (Class A)...............................       327,900        0.3
-------------------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS           400   +Telaxis Communications Corporation.................        12,475        0.0
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.

Balanced Portfolio
Schedule of Investments as of June 30, 2000  (Concluded)         (in US dollars)
--------------------------------------------------------------------------------

                             SHARES                                                                           PERCENT OF
INDUSTRIES                    HELD                         COMMON STOCKS                          VALUE       NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
WIRELESS                       14,000   +NEXTEL Communications, Inc. (Class A)..............  $    856,625        0.7%
COMMUNICATIONS-                 9,000   +Sprint Corp. (PCS Group)...........................       535,500        0.5
                                                                                              ------------      -----
DOMESTIC PAGING & CELLULAR                                                                       1,392,125        1.2
-------------------------------------------------------------------------------------------------------------------------
                                        TOTAL COMMON STOCKS (COST-$51,628,278)                  64,713,546       56.4
-------------------------------------------------------------------------------------------------------------------------
                              FACE
                             AMOUNT                    SHORT-TERM SECURITIES
-------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER*          $4,378,000   General Motors Acceptance Corp., 7.13% due
                                         7/03/2000..........................................     4,375,399        3.8
-------------------------------------------------------------------------------------------------------------------------
                                        TOTAL SHORT-TERM SECURITIES (COST-$4,375,399)            4,375,399        3.8
-------------------------------------------------------------------------------------------------------------------------
                                        TOTAL INVESTMENTS (COST-$100,882,793)...............   114,154,306       99.5
                                        OTHER ASSETS LESS LIABILITIES.......................       584,510        0.5
                                                                                              ------------      -----
                                        NET ASSETS..........................................  $114,738,816      100.0%
                                                                                              ============      =====
-------------------------------------------------------------------------------------------------------------------------

 * Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Portfolio.

 + Non-income producing security.

 ++ Subject to principal paydowns.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.

Capital Stock Portfolio
Schedule of Investments as of June 30, 2000                      (in US dollars)
--------------------------------------------------------------------------------

                                     SHARES                                                             PERCENT OF
COUNTRIES    INDUSTRIES               HELD                   COMMON STOCKS                   VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------------
AUSTRALIA     MULTIMEDIA               129,800  The News Corporation Limited
                                                 (Convertible Preferred) (ADR)(a).......  $  6,165,500      1.4%
------------------------------------------------------------------------------------------------------------------
                                                TOTAL COMMON STOCKS IN AUSTRALIA             6,165,500      1.4
------------------------------------------------------------------------------------------------------------------
CANADA        MACHINERY                 67,300  +ATS Automation Tooling Systems, Inc....     1,464,821      0.3
             -----------------------------------------------------------------------------------------------------
              TELECOMMUNICATIONS        26,400  BCE Inc.................................       628,650      0.1
             -----------------------------------------------------------------------------------------------------
              TELECOMMUNICATIONS       185,858  Nortel Networks Corporation.............    12,684,809      2.9
              EQUIPMENT
------------------------------------------------------------------------------------------------------------------
                                                TOTAL COMMON STOCKS IN CANADA               14,778,280      3.3
------------------------------------------------------------------------------------------------------------------
FINLAND       TELECOMMUNICATIONS       119,200  Nokia Oyj...............................     6,107,471      1.4
              EQUIPMENT
------------------------------------------------------------------------------------------------------------------
                                                TOTAL COMMON STOCKS IN FINLAND               6,107,471      1.4
------------------------------------------------------------------------------------------------------------------
FRANCE        SEMICONDUCTORS            89,100  STMicroelectronics NV (NY Registered
                                                 Shares)................................     5,719,106      1.3
------------------------------------------------------------------------------------------------------------------
                                                TOTAL COMMON STOCKS IN FRANCE                5,719,106      1.3
------------------------------------------------------------------------------------------------------------------
HONG KONG     ELECTRONICS               16,800  +Gemstar International Group Limited....     1,032,150      0.2
------------------------------------------------------------------------------------------------------------------
                                                TOTAL COMMON STOCKS IN HONG KONG             1,032,150      0.2
------------------------------------------------------------------------------------------------------------------
JAPAN         COMPUTERS                 18,000  NEC Corporation.........................       566,514      0.1
             -----------------------------------------------------------------------------------------------------
              ELECTRONIC                31,000  Hitachi Ltd.............................       448,277      0.1
              COMPONENTS                10,000  Kyocera Corporation.....................     1,700,298      0.4
                                        40,000  Sony Corporation (ADR)(a)...............     3,772,500      0.9
                                                                                          ------------    -----
                                                                                             5,921,075      1.4
             -----------------------------------------------------------------------------------------------------
              PHARMACEUTICALS           34,000  Yamanouchi Pharmaceutical Co., Ltd......     1,860,593      0.4
------------------------------------------------------------------------------------------------------------------
                                                TOTAL COMMON STOCKS IN JAPAN                 8,348,182      1.9
------------------------------------------------------------------------------------------------------------------
NETHERLANDS   ELECTRONIC                71,100  +ASM Lithography Holding NV.............     3,068,404      0.7
              COMPONENTS
------------------------------------------------------------------------------------------------------------------
                                                TOTAL COMMON STOCKS IN THE NETHERLANDS       3,068,404      0.7
------------------------------------------------------------------------------------------------------------------
SINGAPORE     ELECTRONIC                14,900  +Flextronics International Ltd..........     1,023,444      0.2
              COMPONENTS
------------------------------------------------------------------------------------------------------------------
                                                TOTAL COMMON STOCKS IN SINGAPORE             1,023,444      0.2
------------------------------------------------------------------------------------------------------------------
SWEDEN        TELECOMMUNICATIONS        16,900  +Telia AB...............................       159,925      0.0
             -----------------------------------------------------------------------------------------------------
              TELECOMMUNICATIONS       195,400  Telefonaktiebolaget LM Ericsson AB
              EQUIPMENT                          "B"....................................     3,887,504      0.9
------------------------------------------------------------------------------------------------------------------
                                                TOTAL COMMON STOCKS IN SWEDEN                4,047,429      0.9
------------------------------------------------------------------------------------------------------------------
UNITED        BUILDING &               152,000  Hanson PLC..............................     1,074,627      0.2
KINGDOM       CONSTRUCTION
             -----------------------------------------------------------------------------------------------------
              MANUFACTURING            231,000  Invensys PLC............................       867,283      0.2
             -----------------------------------------------------------------------------------------------------
              OIL-INTEGRATED           108,000  BP Amoco PLC............................     1,036,598      0.2
                                        63,000  Shell Transport & Trading Company
                                                 (ADR)(a)...............................     3,146,063      0.7
                                                                                          ------------    -----
                                                                                             4,182,661      0.9
             -----------------------------------------------------------------------------------------------------
              PHARMACEUTICALS          143,300  SmithKline Beecham PLC..................     1,876,547      0.4
             -----------------------------------------------------------------------------------------------------
              TELECOMMUNICATIONS       190,000  Vodafone AirTouch PLC...................       768,001      0.2
------------------------------------------------------------------------------------------------------------------
                                                TOTAL COMMON STOCKS IN THE UNITED
                                                KINGDOM.................................     8,769,119      1.9
------------------------------------------------------------------------------------------------------------------
UNITED        AEROSPACE & DEFENSE       34,000  The Boeing Company......................     1,421,625      0.3
STATES                                  49,393  United Technologies Corporation.........     2,908,013      0.7
                                                                                          ------------    -----
                                                                                             4,329,638      1.0
             -----------------------------------------------------------------------------------------------------
              APPAREL                   25,300  The Gap, Inc............................       790,625      0.2
             -----------------------------------------------------------------------------------------------------
              APPLICATION               15,400  +Siebel Systems, Inc....................     2,518,863      0.6
              DEVELOPMENT
              SOFTWARE
             -----------------------------------------------------------------------------------------------------
              AUTOMOTIVE                 7,100  +General Motors Corporation (Class H)...       623,025      0.1
             -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.

Capital Stock Portfolio
Schedule of Investments as of June 30, 2000  (Continued)         (in US dollars)
--------------------------------------------------------------------------------

                                     SHARES                                                             PERCENT OF
COUNTRIES    INDUSTRIES               HELD                   COMMON STOCKS                   VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------------
UNITED        BANKING                   67,369  Bank of America Corporation.............  $  2,896,867      0.7%
STATES                                  91,750  The Bank of New York Company, Inc.......     4,266,375      1.0
(CONTINUED)                             47,400  The Chase Manhattan Corporation.........     2,183,362      0.5
                                                                                          ------------    -----
                                                                                             9,346,604      2.2
             -----------------------------------------------------------------------------------------------------
              BEVERAGES                105,050  The Coca-Cola Company...................     6,033,809      1.4
                                       113,600  PepsiCo, Inc............................     5,048,100      1.2
                                                                                          ------------    -----
                                                                                            11,081,909      2.6
             -----------------------------------------------------------------------------------------------------
              BROADCASTING-CABLE       208,900  +AT&T Corp.-Liberty Media Group
                                                 (Class A)..............................     5,065,825      1.2
             -----------------------------------------------------------------------------------------------------
              BROADCASTING-MEDIA         9,000  +Univision Communications Inc.
                                                 (Class A)..............................       931,500      0.2
             -----------------------------------------------------------------------------------------------------
              BROADCASTING &            47,800  +TV Guide, Inc. (Class A)...............     1,637,150      0.4
              PUBLISHING
             -----------------------------------------------------------------------------------------------------
              BUILDING PRODUCTS         17,200  +American Tower Corporation (Class A)...       717,025      0.2
             -----------------------------------------------------------------------------------------------------
              BUSINESS SERVICES         52,800  +Oracle Corporation.....................     4,435,200      1.0
             -----------------------------------------------------------------------------------------------------
              CABLE                    101,100  +Charter Communications, Inc.
                                                 (Class A)..............................     1,661,831      0.4
             -----------------------------------------------------------------------------------------------------
              CAPITAL EQUIPMENT         17,773  +Agilent Technologies, Inc..............     1,310,759      0.3
                                        46,600  Hewlett-Packard Company.................     5,819,175      1.4
                                                                                          ------------    -----
                                                                                             7,129,934      1.7
             -----------------------------------------------------------------------------------------------------
              CAPITAL GOODS             11,500  Minnesota Mining and Manufacturing
                                                 Company (3M)...........................       948,750      0.2
             -----------------------------------------------------------------------------------------------------
              CELLULAR TELEPHONES       26,200  +Dobson Communications Corporation
                                                 (Class A)..............................       504,350      0.1
             -----------------------------------------------------------------------------------------------------
              CHEMICALS                 88,600  Rohm and Haas Company...................     3,056,700      0.7
             -----------------------------------------------------------------------------------------------------
              COMMERCIAL SERVICES       60,500  +Convergys Corporation..................     3,138,437      0.7
             -----------------------------------------------------------------------------------------------------
              COMMUNICATIONS            30,400  +Pegasus Communications Corporation.....     1,487,700      0.3
             -----------------------------------------------------------------------------------------------------
              COMMUNICATIONS             3,600  +CIENA Corporation......................       599,850      0.1
              EQUIPMENT                143,450  Lucent Technologies Inc.................     8,499,413      2.0
                                        60,175  +WorldCom, Inc..........................     2,760,528      0.6
                                                                                          ------------    -----
                                                                                            11,859,791      2.7
             -----------------------------------------------------------------------------------------------------
              COMPUTER SERVICES         78,800  +America Online, Inc....................     4,156,700      1.0
                                       232,697  +Cisco Systems, Inc.....................    14,790,831      3.4
                                        47,000  Electronic Data Systems Corporation.....     1,938,750      0.5
                                         3,000  +StorageNetworks, Inc...................       270,750      0.1
                                                                                          ------------    -----
                                                                                            21,157,031      5.0
             -----------------------------------------------------------------------------------------------------
              COMPUTER TECHNOLOGY       48,100  +Solectron Corporation..................     2,014,188      0.5
             -----------------------------------------------------------------------------------------------------
              COMPUTERS                 44,600  Compaq Computer Corporation.............     1,140,087      0.3
                                        80,600  +Dell Computer Corporation..............     3,974,587      0.9
                                        76,000  +EMC Corporation........................     5,847,250      1.4
                                        46,660  International Business Machines
                                                 Corporation............................     5,112,186      1.2
                                        33,750  RadioShack Corporation..................     1,598,906      0.4
                                        68,980  +Sun Microsystems, Inc..................     6,272,869      1.5
                                        13,000  Symbol Technologies, Inc................       702,000      0.2
                                                                                          ------------    -----
                                                                                            24,647,885      5.9
             -----------------------------------------------------------------------------------------------------
              CONGLOMERATES             47,000  Honeywell International Inc.............     1,583,312      0.4
             -----------------------------------------------------------------------------------------------------
              DIVERSIFIED               18,700  +Conexant Systems, Inc..................       908,119      0.2
              COMPANIES                 12,000  Corning Incorporated....................     3,238,500      0.8
                                        13,500  Textron, Inc............................       733,219      0.2
                                                                                          ------------    -----
                                                                                             4,879,838      1.2
             -----------------------------------------------------------------------------------------------------
              ELECTRIC & GAS           112,400  +Calpine Corporation....................     7,390,300      1.7
             -----------------------------------------------------------------------------------------------------
              ELECTRICAL                 2,200  +Capstone Turbine Corporation...........        99,412      0.0
                                        51,400  DPL Inc.................................     1,127,587      0.3
                                                                                          ------------    -----
                                                                                             1,226,999      0.3
             -----------------------------------------------------------------------------------------------------
              ELECTRICAL &              25,400  +The AES Corporation....................     1,158,875      0.3
              ELECTRONICS
             -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.

Capital Stock Portfolio
Schedule of Investments as of June 30, 2000  (Continued)         (in US dollars)
--------------------------------------------------------------------------------

                                     SHARES                                                             PERCENT OF
COUNTRIES    INDUSTRIES               HELD                   COMMON STOCKS                   VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------------
UNITED        ELECTRONIC               223,400  General Electric Company................  $ 11,840,200      2.8%
STATES        COMPONENTS               134,750  Intel Corporation.......................    18,005,969      4.2
(CONTINUED)                             16,900  +LSI Logic Corporation..................       914,713      0.2
                                       102,900  Motorola, Inc...........................     2,990,531      0.7
                                                                                          ------------    -----
                                                                                            33,751,413      7.9
             -----------------------------------------------------------------------------------------------------
              ELECTRONICS                5,300  +Analog Devices, Inc....................       402,800      0.1
                                        11,100  +Broadcom Corporation (Class A).........     2,430,206      0.6
                                        54,350  Texas Instruments Incorporated..........     3,733,166      0.9
                                                                                          ------------    -----
                                                                                             6,566,172      1.6
             -----------------------------------------------------------------------------------------------------
              FIBER OPTICS               1,200  +Exfo Electro-Optical Engineering
                                                 Inc....................................        52,650      0.0
             -----------------------------------------------------------------------------------------------------
              FINANCE                   35,000  Federal Home Loan Mortgage
                                                 Association............................     1,417,500      0.3
             -----------------------------------------------------------------------------------------------------
              FINANCIAL SERVICES        46,500  Associates First Capital Corporation
                                                 (Class A)..............................     1,037,531      0.2
                                        39,000  The Charles Schwab Corporation..........     1,311,375      0.3
                                       134,000  Citigroup Inc...........................     8,073,500      1.9
                                       114,100  Wells Fargo Company.....................     4,421,375      1.0
                                                                                          ------------    -----
                                                                                            14,843,781      3.4
             -----------------------------------------------------------------------------------------------------
              HEALTHCARE-               49,800  HCA-The Healthcare Corporation..........     1,512,675      0.4
              PRODUCTS & SERVICES
             -----------------------------------------------------------------------------------------------------
              HOUSEHOLD PRODUCTS        95,400  Colgate-Palmolive Company...............     5,712,075      1.3
                                        13,000  The Procter & Gamble Company............       744,250      0.2
                                                                                          ------------    -----
                                                                                             6,456,325      1.5
             -----------------------------------------------------------------------------------------------------
              INSURANCE                 42,600  AXA Financial, Inc......................     1,448,400      0.3
                                        56,850  American International Group, Inc.......     6,679,875      1.6
                                        15,600  ITT Industries, Inc.....................       473,850      0.1
                                                                                          ------------    -----
                                                                                             8,602,125      2.0
             -----------------------------------------------------------------------------------------------------
              INTERNET SOFTWARE          8,800  +Ariba, Inc.............................       862,400      0.2
                                        15,700  +IntraNet Solutions, Inc................       602,487      0.1
                                         9,050  +VeriSign, Inc..........................     1,595,628      0.4
                                                                                          ------------    -----
                                                                                             3,060,515      0.7
             -----------------------------------------------------------------------------------------------------
              INTERNETWORKING            1,200  +Alamosa PCS Holdings, Inc..............        25,050      0.0
                                        10,800  +InfoSpace.com, Inc.....................       596,700      0.1
                                         9,400  +Inktomi Corporation....................     1,111,550      0.3
                                                                                          ------------    -----
                                                                                             1,733,300      0.4
             -----------------------------------------------------------------------------------------------------
              LASER SYSTEMS &           83,600  +JDS Uniphase Corporation...............    10,016,325      2.3
              COMPONENTS
             -----------------------------------------------------------------------------------------------------
              MANUFACTURING             91,800  Tyco International Ltd..................     4,349,025      1.0
             -----------------------------------------------------------------------------------------------------
              MEDICAL TECHNOLOGY        20,000  +Boston Scientific Corporation..........       438,750      0.1
                                        27,900  Johnson & Johnson.......................     2,842,312      0.7
                                                                                          ------------    -----
                                                                                             3,281,062      0.8
             -----------------------------------------------------------------------------------------------------
              METALS                    73,200  Alcoa Inc...............................     2,122,800      0.5
             -----------------------------------------------------------------------------------------------------
              MULTI-MEDIA               15,600  Time Warner Inc.........................     1,185,600      0.3
             -----------------------------------------------------------------------------------------------------
              NATURAL GAS              117,900  Enron Corp..............................     7,604,550      1.8
             -----------------------------------------------------------------------------------------------------
              NATURAL RESOURCES         96,400  Burlington Resources Inc. ..............     3,687,300      0.9
             -----------------------------------------------------------------------------------------------------
              NETWORKING PRODUCTS        7,500  +ONI Systems Corp. .....................       878,906      0.2
             -----------------------------------------------------------------------------------------------------
              OIL & GAS PRODUCERS       19,000  +Nabors Industries, Inc. ...............       789,688      0.2
             -----------------------------------------------------------------------------------------------------
              OIL-INTEGRATED           110,411  Exxon Mobil Corporation.................     8,667,263      2.0
             -----------------------------------------------------------------------------------------------------
              OIL SERVICES              28,800  Schlumberger Limited....................     2,149,200      0.5
             -----------------------------------------------------------------------------------------------------
              PETROLEUM                 32,100  Unocal Corporation......................     1,063,313      0.2
             -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.

Capital Stock Portfolio
Schedule of Investments as of June 30, 2000  (Continued)         (in US dollars)
--------------------------------------------------------------------------------

                                     SHARES                                                             PERCENT OF
COUNTRIES    INDUSTRIES               HELD                   COMMON STOCKS                   VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------------
UNITED        PHARMACEUTICALS           63,800  American Home Products Corporation......  $  3,748,250      0.9%
STATES                                  50,200  Cardinal Health, Inc....................     3,714,800      0.9
(CONCLUDED)                             20,400  Eli Lilly and Company...................     2,037,450      0.5
                                        86,700  Merck & Co., Inc........................     6,643,388      1.5
                                       143,550  Pfizer Inc..............................     6,890,400      1.6
                                        24,800  Schering-Plough Corporation.............     1,252,400      0.3
                                                                                          ------------    -----
                                                                                            24,286,688      5.7
             -----------------------------------------------------------------------------------------------------
              RADIO & TELEVISION        99,200  +AMFM Inc...............................     6,844,800      1.6
             -----------------------------------------------------------------------------------------------------
              RETAIL                    62,500  Lowe's Companies, Inc...................     2,566,406      0.6
                                        50,300  +Safeway Inc............................     2,269,788      0.5
                                        64,400  Wal-Mart Stores, Inc....................     3,711,050      0.9
                                                                                          ------------    -----
                                                                                             8,547,244      2.0
             -----------------------------------------------------------------------------------------------------
              SCIENTIFIC                24,350  Millipore Corporation...................     1,835,381      0.4
              EQUIPMENT
             -----------------------------------------------------------------------------------------------------
              SOFTWARE                  45,900  +Amdocs Limited.........................     3,522,825      0.8
                                         3,300  +Macromedia, Inc........................       318,863      0.1
                                        84,050  +Microsoft Corporation..................     6,718,747      1.6
                                        44,700  +Network Associates, Inc................       910,763      0.2
                                        13,400  +RSA Security Inc.......................       931,300      0.2
                                        17,600  +VERITAS Software Corporation...........     1,988,800      0.5
                                        13,600  +Wind River Systems, Inc................       515,100      0.1
                                        14,800  +Yahoo! Inc.............................     1,833,350      0.4
                                                                                          ------------    -----
                                                                                            16,739,748      3.9
             -----------------------------------------------------------------------------------------------------
              TELECOMMUNICATIONS        65,400  +AT&T Wireless Group....................     1,823,025      0.4
                                        37,700  +Adelphia Business Solutions, Inc.......       871,812      0.2
                                       104,200  GTE Corporation.........................     6,486,450      1.5
                                        11,200  +Level 3 Communications, Inc............       984,900      0.2
                                        89,000  +McLeodUSA Incorporated (Class A).......     1,841,188      0.4
                                        18,500  +Qwest Communications International
                                                 Inc....................................       919,219      0.2
                                        16,000  Sprint Corp. (FON Group)................       816,000      0.2
                                                                                          ------------    -----
                                                                                            13,742,594      3.1
             -----------------------------------------------------------------------------------------------------
              UTILITIES-               105,750  SBC Communications Inc..................     4,573,688      1.1
              COMMUNICATION
             -----------------------------------------------------------------------------------------------------
              UTILITIES-ELECTRIC        34,600  Constellation Energy Group..............     1,126,662      0.3
             -----------------------------------------------------------------------------------------------------
              UTILITIES-GAS             22,500  Dynegy Inc. (Class A)...................     1,537,031      0.4
              PIPELINE
             -----------------------------------------------------------------------------------------------------
              WIRELESS                   2,500  +Telaxis Communications Corporation.....        77,969      0.0
              COMMUNICATIONS
             -----------------------------------------------------------------------------------------------------
              WIRELESS                  59,200  +Nextel Communications, Inc.
                                                 (Class A)..............................     3,622,300      0.8
              COMMUNICATIONS-           49,000  +Sprint Corp. (PCS Group)...............     2,915,500      0.7
              DOMESTIC PAGING &
                                                                                          ------------    -----
              CELLULAR                                                                       6,537,800      1.5
------------------------------------------------------------------------------------------------------------------
                                                TOTAL COMMON STOCKS IN THE UNITED STATES   344,964,378     80.7
------------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN COMMON STOCKS
                                                (COST-$312,066,213)                        404,023,463     93.9
------------------------------------------------------------------------------------------------------------------

                                      FACE
                                     AMOUNT              SHORT-TERM SECURITIES
-----------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER*                  $12,146,000  General Motors Acceptance Corp., 7.13%
                                                 due 7/03/2000..........................    12,138,783     2.8
-----------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN COMMERCIAL PAPER       12,138,783     2.8
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.

Capital Stock Portfolio
Schedule of Investments as of June 30, 2000  (Concluded)         (in US dollars)
--------------------------------------------------------------------------------

                                      FACE                                                              PERCENT OF
                                     AMOUNT              SHORT-TERM SECURITIES               VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------------
US GOVERNMENT                                   Federal Home Loan Mortgage Corporation:
AGENCY OBLIGATIONS*                $ 5,394,000      6.38% due 7/05/2000.................  $  5,389,220      1.3%
                                     5,000,000      6.44% due 7/11/2000.................     4,990,161      1.2
------------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN US GOVERNMENT
                                                AGENCY OBLIGATIONS                          10,379,381      2.5
------------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN SHORT-TERM
                                                SECURITIES
                                                (COST-$22,518,164)                          22,518,164      5.3
------------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS (COST-$334,584,377)...   426,541,627     99.2
                                                UNREALIZED DEPRECIATION ON FORWARD
                                                 FOREIGN EXCHANGE CONTRACTS++...........        (1,523)     0.0
                                                OTHER ASSETS LESS LIABILITIES...........     3,578,450      0.8
                                                                                          ------------    -----
                                                NET ASSETS..............................  $430,118,554    100.0%
                                                                                          ============    =====
------------------------------------------------------------------------------------------------------------------

 (a) American Depositary Receipts (ADR).
   * Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio.
   + Non-income producing security.
  ++ Forward foreign exchange contracts as of June 30, 2000 were as follows:

    ---------------------------------------------------------
                                               UNREALIZED
                                               APPRECIATION
    FOREIGN CURRENCY SOLD    EXPIRATION DATE   (DEPRECIATION)
    ---------------------------------------------------------
    A$          9,200,000      July 2000          $11,408
    [EURO]      3,600,000     August 2000          (9,558)
    L             935,000     August 2000              42
    Y         940,000,000      July 2000           (3,415)
    ---------------------------------------------------------
    TOTAL UNREALIZED DEPRECIATION ON FORWARD
    FOREIGN EXCHANGE CONTRACTS--NET (US$
    COMMITMENT--$19,294,981)                      $(1,523)
                                                  =======
    ---------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.

Global Strategy Portfolio
Schedule of Investments as of June 30, 2000                      (in US dollars)
--------------------------------------------------------------------------------

                                     SHARES                                                           PERCENT OF
COUNTRIES    INDUSTRIES               HELD                  COMMON STOCKS                   VALUE     NET ASSETS
----------------------------------------------------------------------------------------------------------------
AUSTRALIA     MEDIA-                   20,500  The News Corporation Limited
              COMMUNICATIONS                    (Convertible Preferred) (ADR)*.........  $   973,750       0.4%
----------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS IN AUSTRALIA              973,750       0.4
----------------------------------------------------------------------------------------------------------------
AUSTRIA       PAPER & FOREST            7,200  Mayr-Melnhof Karton AG..................      341,990       0.1
              PRODUCTS
----------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS IN AUSTRIA                341,990       0.1
----------------------------------------------------------------------------------------------------------------
BRAZIL        OIL-INTEGRATED           33,200  Petroleo Brasileiro SA..................      975,020       0.4
             ---------------------------------------------------------------------------------------------------
              PAPER & FOREST           13,300  Aracruz Celulose SA (ADR)*..............      256,856       0.1
              PRODUCTS
             ---------------------------------------------------------------------------------------------------
              TELECOMMUNICATIONS       45,000  Embratel Participacoes SA (ADR)*........    1,063,125       0.5
                                          538  Tele Norte Leste Participacoes SA
                                                (ADR)*.................................       12,710       0.0
                                                                                         -----------    ------
                                                                                           1,075,835       0.5
----------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS IN BRAZIL               2,307,711       1.0
----------------------------------------------------------------------------------------------------------------
CANADA        COMMUNICATION            32,629  Nortel Networks Corporation.............    2,226,929       0.9
              EQUIPMENT
             ---------------------------------------------------------------------------------------------------
              COMPUTER SERVICES/       46,200  +ATI Technologies Inc...................      389,755       0.2
              SOFTWARE
             ---------------------------------------------------------------------------------------------------
              MACHINERY                32,600  +ATS Automation Tooling Systems, Inc....      709,557       0.3
             ---------------------------------------------------------------------------------------------------
              OIL-INTEGRATED           15,000  Alberta Energy Company Ltd..............      605,386       0.3
             ---------------------------------------------------------------------------------------------------
              PAPER & FOREST           25,100  Domtar, Inc.............................      232,925       0.1
              PRODUCTS
             ---------------------------------------------------------------------------------------------------
              TELECOMMUNICATIONS       46,300  BCE Inc.................................    1,102,519       0.5
----------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS IN CANADA               5,267,071       2.3
----------------------------------------------------------------------------------------------------------------
CHINA         INTERNET CONTENT          8,800  +China.Com Corporation "A"..............      179,300       0.1
             ---------------------------------------------------------------------------------------------------
              OIL-INTEGRATED           40,400  +PetroChina Company Limited (ADR)*......      845,875       0.3
             ---------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS IN CHINA                1,025,175       0.4
----------------------------------------------------------------------------------------------------------------
DENMARK       COMMERCIAL SERVICES       4,100  +ISS A/S................................      313,464       0.1
----------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS IN DENMARK                313,464       0.1
----------------------------------------------------------------------------------------------------------------
FINLAND       AUTO-PARTS               35,100  Amer Group Ltd..........................      969,030       0.4
             ---------------------------------------------------------------------------------------------------
              COMMUNICATION            20,000  Nokia Oyj...............................    1,024,743       0.5
              EQUIPMENT
             ---------------------------------------------------------------------------------------------------
              COMPUTER SOFTWARE        13,900  +Stonesoft Oyj..........................      221,187       0.1
                                        6,400  Tietoenator Oyj.........................      214,420       0.1
                                                                                         -----------    ------
                                                                                             435,607       0.2
             ---------------------------------------------------------------------------------------------------
              INSURANCE                23,000  Sampo Insurance Company Ltd. 'A'........      937,031       0.4
----------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS IN FINLAND              3,366,411       1.5
----------------------------------------------------------------------------------------------------------------
FRANCE        CHEMICALS                17,950  Aventis SA..............................    1,315,465       0.6
             ---------------------------------------------------------------------------------------------------
                                        4,200  Christian Dior SA.......................      956,204       0.4
              CONSUMER-MISCELLANEOUS
             ---------------------------------------------------------------------------------------------------
              ELECTRONICS              18,800  Thomson CSF.............................      743,575       0.3
             ---------------------------------------------------------------------------------------------------
              FOOD                      5,400  Groupe Danone...........................      719,525       0.3
             ---------------------------------------------------------------------------------------------------
              INFORMATION               2,860  Cap Gemini SA...........................      505,824       0.2
              PROCESSING
             ---------------------------------------------------------------------------------------------------
              INSURANCE                 9,800  Axa.....................................    1,550,056       0.7
                                       18,900  Scor....................................      826,341       0.4
                                                                                         -----------    ------
                                                                                           2,376,397       1.1
             ---------------------------------------------------------------------------------------------------
              MULTI-INDUSTRY                5  Elf Aquitaine SA........................        1,028       0.0
             ---------------------------------------------------------------------------------------------------
              MULTI-MEDIA              19,400  +Thomson Multimedia.....................    1,260,866       0.5
             ---------------------------------------------------------------------------------------------------
              OIL-INTEGRATED            9,385  Total Fina SA "B".......................    1,444,832       0.6
             ---------------------------------------------------------------------------------------------------
              SEMICONDUCTOR            32,400  STMicroelectronics NV (NY Registered
              CAPITAL                           Shares)................................    2,079,675       0.9
             ---------------------------------------------------------------------------------------------------
                                       10,700  France Telecom SA.......................    1,501,628       0.7
             TELEPHONE-INTEGRATED
             ---------------------------------------------------------------------------------------------------
              UTILITIES-WATER          10,000  Vivendi.................................      886,226       0.4
----------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS IN FRANCE              13,791,245       6.0
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.

Global Strategy Portfolio
Schedule of Investments as of June 30, 2000  (Continued)         (in US dollars)
--------------------------------------------------------------------------------

                                     SHARES                                                           PERCENT OF
COUNTRIES    INDUSTRIES               HELD                  COMMON STOCKS                   VALUE     NET ASSETS
----------------------------------------------------------------------------------------------------------------
GERMANY       BANKING & FINANCIAL      18,000  Deutsche Bank AG (Registered Shares)....  $ 1,490,815       0.7%
             ---------------------------------------------------------------------------------------------------
              CHEMICALS                 9,900  Henkel KGaA (Preferred).................      574,153       0.2
             ---------------------------------------------------------------------------------------------------
              DIVERSIFIED               6,100  RWE AG..................................      205,831       0.1
             ---------------------------------------------------------------------------------------------------
              ELECTRONIC                7,583  +Epcos AG...............................      766,159       0.3
              COMPONENTS
             ---------------------------------------------------------------------------------------------------
              UTILITIES                 5,438  Veba AG.................................      267,941       0.1
----------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS IN GERMANY              3,304,899       1.4
----------------------------------------------------------------------------------------------------------------
HONG KONG     ELECTRONICS               3,000  +Gemstar International Group Limited....      184,313       0.1
             ---------------------------------------------------------------------------------------------------
              MULTI-INDUSTRY           51,260  Hutchison Whampoa Limited...............      644,424       0.3
----------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS IN HONG KONG              828,737       0.4
----------------------------------------------------------------------------------------------------------------
IRELAND       BANKING                 107,000  Bank of Ireland.........................      672,348       0.3
----------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS IN IRELAND                672,348       0.3
----------------------------------------------------------------------------------------------------------------
ITALY         AEROSPACE & DEFENSE     460,000  +Finmeccanica SpA.......................      634,977       0.3
             ---------------------------------------------------------------------------------------------------
              OIL-INTEGRATED          148,800  ENI SpA.................................      862,970       0.3
             ---------------------------------------------------------------------------------------------------
              PRINTING &               30,000  +Mondadori (Arnoldo) Editore SpA........      687,316       0.3
              PUBLISHING
----------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS IN ITALY                2,185,263       0.9
----------------------------------------------------------------------------------------------------------------
JAPAN         APPLIANCES               13,400  Sony Corporation (ADR)*.................    1,263,787       0.6
             ---------------------------------------------------------------------------------------------------
              AUTOMOTIVE               13,000  Honda Motor Co., Ltd....................      443,552       0.2
                                       10,000  Toyota Motor Corporation................      456,500       0.2
                                                                                         -----------    ------
                                                                                             900,052       0.4
             ---------------------------------------------------------------------------------------------------
              BANKING & FINANCIAL     104,000  The Nikko Securities Co., Ltd...........    1,032,087       0.4
             ---------------------------------------------------------------------------------------------------
              CHEMICALS                21,000  Shin-Etsu Chemical Co., Ltd.............    1,067,813       0.5
             ---------------------------------------------------------------------------------------------------
              COMPUTERS               107,000  NEC Corporation.........................    3,367,610       1.5
             ---------------------------------------------------------------------------------------------------
              DISTRIBUTION              2,400  Softbank Corp...........................      326,639       0.1
             ---------------------------------------------------------------------------------------------------
              DIVERSIFIED              37,000  Olympus Optical Co., Ltd. ..............      664,780       0.3
             ---------------------------------------------------------------------------------------------------
              ELECTRONICS              38,000  Fujitsu Limited.........................    1,318,085       0.6
                                      101,000  Hitachi Ltd.............................    1,460,517       0.6
                                        3,900  +Internet Initiative Japan Inc.
                                                (ADR)*.................................      230,587       0.1
                                        1,530  Keyence Corporation.....................      506,120       0.2
                                        8,000  Kyocera Corporation.....................    1,360,238       0.6
                                       44,000  Matsushita Electric Industrial Company,
                                                Ltd....................................    1,143,613       0.5
                                        2,000  Murata Manufacturing Co., Ltd...........      287,699       0.1
                                        3,000  Rohm Company Ltd........................      878,975       0.4
                                                                                         -----------    ------
                                                                                           7,185,834       3.1
             ---------------------------------------------------------------------------------------------------
              FINANCE                   8,400  Orix Corporation........................    1,242,474       0.5
             ---------------------------------------------------------------------------------------------------
              INSURANCE                62,000  The Tokio Marine & Fire Insurance Co.
                                                Ltd....................................      717,244       0.3
             ---------------------------------------------------------------------------------------------------
              MANUFACTURING             5,000  TDK Corporation.........................      720,193       0.3
             ---------------------------------------------------------------------------------------------------
              PHARMACEUTICALS          19,000  Takeda Chemical Industries, Ltd.........    1,249,846       0.5
                                       21,000  Yamanouchi Pharmaceutical Co., Ltd......    1,149,190       0.5
                                                                                         -----------    ------
                                                                                           2,399,036       1.0
             ---------------------------------------------------------------------------------------------------
              REAL ESTATE             104,000  Mitsubishi Estate Company, Limited......    1,226,710       0.5
                                      118,000  Mitsui Fudosan Co., Ltd.................    1,282,548       0.6
                                                                                         -----------    ------
                                                                                           2,509,258       1.1
             ---------------------------------------------------------------------------------------------------
                                           61  NTT Mobile Communications
             TELEPHONE-INTEGRATED               Network, Inc...........................    1,654,648       0.7
                                           79  Nippon Telegraph & Telephone Corporation
                                                (NTT)..................................    1,052,786       0.5
                                                                                         -----------    ------
                                                                                           2,707,434       1.2
             ---------------------------------------------------------------------------------------------------
              TRANSPORT SERVICES          158  East Japan Railway Company..............      919,881       0.4
             ---------------------------------------------------------------------------------------------------
              UTILITIES-ELECTRIC       47,000  Tokyo Electric Power....................    1,148,292       0.5
----------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS IN JAPAN               28,172,414      12.2
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.

Global Strategy Portfolio
Schedule of Investments as of June 30, 2000  (Continued)         (in US dollars)
--------------------------------------------------------------------------------

                                     SHARES                                                           PERCENT OF
COUNTRIES    INDUSTRIES               HELD                  COMMON STOCKS                   VALUE     NET ASSETS
----------------------------------------------------------------------------------------------------------------
MEXICO        BEVERAGES                36,800  Panamerican Beverages, Inc. "A" (US
                                                Registered Shares).....................  $   549,700       0.2%
             ---------------------------------------------------------------------------------------------------
              CEMENT                   14,300  Cemex SA de CV (ADR)*...................      334,262       0.2
             ---------------------------------------------------------------------------------------------------
              TELECOMMUNICATIONS       24,000  Telefonos de Mexico SA (ADR)*...........    1,371,000       0.6
----------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS IN MEXICO               2,254,962       1.0
----------------------------------------------------------------------------------------------------------------
NETHERLANDS   BROADCASTING &           22,400  Wolters Kluwer NV 'A'...................      599,087       0.3
              PUBLISHING
             ---------------------------------------------------------------------------------------------------
              ELECTRONIC               24,500  +ASM Lithography Holding NV.............    1,057,326       0.5
              COMPONENTS
             ---------------------------------------------------------------------------------------------------
              ELECTRONICS              28,800  Koninklijke (Royal) Philips Electronics
                                                NV (NY Registered Shares...............    1,368,000       0.6
             ---------------------------------------------------------------------------------------------------
              FOOD                     59,400  CSM NV..................................    1,172,981       0.5
                                       34,250  Koninklijke Ahold NV....................    1,012,212       0.4
                                                                                         -----------    ------
                                                                                           2,185,193       0.9
             ---------------------------------------------------------------------------------------------------
              HUMAN RESOURCES          12,600  Vedior NV 'A'...........................      156,415       0.1
             ---------------------------------------------------------------------------------------------------
              PRINTING &               18,800  VNU NV..................................      974,973       0.4
              PUBLISHING
             ---------------------------------------------------------------------------------------------------
              RETAIL                   15,500  Vendex KBB NV...........................      264,329       0.1
----------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS IN THE NETHERLANDS      6,605,323       2.9
----------------------------------------------------------------------------------------------------------------
NORWAY        CHEMICALS                13,200  Norsk Hydro ASA.........................      555,939       0.3
             ---------------------------------------------------------------------------------------------------
              COMPUTER SOFTWARE        61,900  +Merkantildata ASA......................      319,360       0.1
             ---------------------------------------------------------------------------------------------------
              TRANSPORT SERVICES       11,300  Bergesen d.y. ASA 'B'...................      217,468       0.1
----------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS IN NORWAY               1,092,767       0.5
----------------------------------------------------------------------------------------------------------------
SINGAPORE     BANKING & FINANCIAL      25,586  DBS Group Holdings Limited..............      328,519       0.1
             ---------------------------------------------------------------------------------------------------
              CONSTRUCTION             97,000  City Developments Limited...............      375,882       0.2
             ---------------------------------------------------------------------------------------------------
              ELECTRONIC                2,700  +Flextronics International Ltd..........      185,456       0.1
              COMPONENTS
             ---------------------------------------------------------------------------------------------------
              TRANSPORT SERVICES       48,900  Singapore Airlines Limited..............      483,626       0.2
----------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS IN SINGAPORE            1,373,483       0.6
----------------------------------------------------------------------------------------------------------------
SOUTH KOREA   ELECTRONICS               3,400  Samsung Electronics.....................    1,125,177       0.5
             ---------------------------------------------------------------------------------------------------
              INTERNET CONTENT          5,000  +Daum Communications Corporation........      473,084       0.2
             ---------------------------------------------------------------------------------------------------
              TELECOMMUNICATIONS        1,200  SK Telecom Co., Ltd.....................      392,816       0.2
----------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS IN SOUTH KOREA          1,991,077       0.9
----------------------------------------------------------------------------------------------------------------
SPAIN         BANKING                  89,000  Banco Bilbao Vizcaya, SA................    1,335,186       0.6
             ---------------------------------------------------------------------------------------------------
              OIL-INTEGRATED           43,400  Repsol-YPF, SA..........................      867,428       0.4
             ---------------------------------------------------------------------------------------------------
                                       79,300  +Telefonica SA..........................    1,710,382       0.7
             TELEPHONE-INTEGRATED
             ---------------------------------------------------------------------------------------------------
              UTILITIES-ELECTRIC       39,200  Endesa SA...............................      762,440       0.3
----------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS IN SPAIN                4,675,436       2.0
----------------------------------------------------------------------------------------------------------------
SWEDEN        APPLIANCES               48,100  Electrolux AB "B".......................      748,563       0.3
             ---------------------------------------------------------------------------------------------------
              AUTO-PARTS               17,200  Autoliv, Inc............................      423,578       0.2
             ---------------------------------------------------------------------------------------------------
              DIVERSIFIED               4,900  Custos AB "A"...........................      134,078       0.1
                                       19,100  Custos AB "B"...........................      531,342       0.2
                                                                                         -----------    ------
                                                                                             665,420       0.3
             ---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.

Global Strategy Portfolio
Schedule of Investments as of June 30, 2000  (Continued)         (in US dollars)
--------------------------------------------------------------------------------

                                     SHARES                                                           PERCENT OF
COUNTRIES    INDUSTRIES               HELD                  COMMON STOCKS                   VALUE     NET ASSETS
----------------------------------------------------------------------------------------------------------------
SWEDEN        INVESTMENT              137,400  Investment AB Bure......................  $ 1,033,907       0.5%
(CONCLUDED)   MANAGEMENT
             ---------------------------------------------------------------------------------------------------
              REAL ESTATE              29,400  Castellum AB............................      318,436       0.1
                                       63,000  Fastighets AB Tornet....................      829,609       0.4
                                                                                         -----------    ------
                                                                                           1,148,045       0.5
             ---------------------------------------------------------------------------------------------------
              TELECOMMUNICATIONS       48,400  Telefonaktiebolaget LM Ericsson AB
                                                "B"....................................      962,923       0.4
                                       27,000  +Telia AB...............................      255,501       0.1
                                                                                         -----------    ------
                                                                                           1,218,424       0.5
----------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS IN SWEDEN               5,237,937       2.3
----------------------------------------------------------------------------------------------------------------
SWITZERLAND   BANKING                   6,800  Credit Suisse Group (Registered
                                                Shares)................................    1,356,989       0.6
             ---------------------------------------------------------------------------------------------------
              BANKING & FINANCIAL      10,200  UBS AG (Registered).....................    1,499,170       0.6
             ---------------------------------------------------------------------------------------------------
              FOODS/FOOD                  553  Nestle SA (Registered Shares)...........    1,110,353       0.5
              PROCESSING
             ---------------------------------------------------------------------------------------------------
              HUMAN RESOURCES             418  Adecco SA (Registered Shares)...........      356,281       0.2
             ---------------------------------------------------------------------------------------------------
              PHARMACEUTICALS              86  +Givaudan (Registered)..................       26,259       0.0
                                          325  Novartis AG (Registered Shares).........      516,450       0.2
                                           86  Roche Holding AG (Genuss)...............      839,850       0.4
                                                                                         -----------    ------
                                                                                           1,382,559       0.6
----------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS IN SWITZERLAND          5,705,352       2.5
----------------------------------------------------------------------------------------------------------------
TAIWAN        SEMICONDUCTORS           64,000  +Taiwan Semiconductor Manufacturing
                                                Company................................      303,377       0.1
             ---------------------------------------------------------------------------------------------------
              TEXTILES                 11,400  +Far Eastern Textile Ltd. (GDR)**.......      139,650       0.1
----------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS IN TAIWAN                 443,027       0.2
----------------------------------------------------------------------------------------------------------------
UNITED        BANKING                  50,000  Barclays PLC............................    1,243,669       0.5
KINGDOM                                72,800  HSBC Holdings PLC.......................      832,651       0.4
                                                                                         -----------    ------
                                                                                           2,076,320       0.9
             ---------------------------------------------------------------------------------------------------
              BEVERAGES               183,348  Diageo PLC..............................    1,645,993       0.7
             ---------------------------------------------------------------------------------------------------
              BUILDING &              179,000  Hanson PLC..............................    1,265,514       0.6
              CONSTRUCTION
             ---------------------------------------------------------------------------------------------------
              CABLE TELEVISION         88,600  +Telewest Communications PLC............      305,820       0.1
              SERVICES
             ---------------------------------------------------------------------------------------------------
              COMPUTER SERVICES        11,200  Logica PLC..............................      265,187       0.1
             ---------------------------------------------------------------------------------------------------
              INSURANCE-LIFE          261,000  Old Mutual PLC..........................      573,923       0.3
             ---------------------------------------------------------------------------------------------------
              MANUFACTURING           322,000  Invensys PLC............................    1,208,940       0.5
             ---------------------------------------------------------------------------------------------------
              OIL-INTEGRATED          129,000  BP Amoco PLC............................    1,238,158       0.5
                                       25,900  Shell Transport & Trading Company
                                                (ADR)*.................................    1,293,381       0.6
                                                                                         -----------    ------
                                                                                           2,531,539       1.1
             ---------------------------------------------------------------------------------------------------
              PHARMACEUTICALS          19,900  AstraZeneca Group PLC...................      929,406       0.4
                                       22,900  Glaxo Wellcome PLC......................      668,058       0.3
                                       59,800  SmithKline Beecham PLC..................      783,095       0.3
                                                                                         -----------    ------
                                                                                           2,380,559       1.0
             ---------------------------------------------------------------------------------------------------
              PUBLISHING              104,600  +Reckitt Benckiser PLC..................    1,171,819       0.5
             ---------------------------------------------------------------------------------------------------
              TELECOMMUNICATIONS       45,300  Cable & Wireless PLC....................      767,407       0.3
                                       13,300  +Energis PLC............................      498,942       0.2
                                       90,000  Marconi PLC.............................    1,171,759       0.5
                                      543,028  Vodafone AirTouch PLC...................    2,194,981       1.0
                                                                                         -----------    ------
                                                                                           4,633,089       2.0
----------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS IN THE
                                               UNITED KINGDOM                             18,058,703       7.8
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.

Global Strategy Portfolio
Schedule of Investments as of June 30, 2000  (Continued)         (in US dollars)
--------------------------------------------------------------------------------

                                     SHARES                                                           PERCENT OF
COUNTRIES    INDUSTRIES               HELD                  COMMON STOCKS                   VALUE     NET ASSETS
----------------------------------------------------------------------------------------------------------------
UNITED        AEROSPACE                 6,600  The Boeing Company......................  $   275,962       0.1%
STATES
             ---------------------------------------------------------------------------------------------------
              AEROSPACE & DEFENSE       9,801  United Technologies Corporation.........      577,034       0.3
             ---------------------------------------------------------------------------------------------------
              APPAREL                   6,800  The Gap, Inc............................      212,500       0.1
             ---------------------------------------------------------------------------------------------------
              APPLICATION               2,840  +Siebel Systems, Inc....................      464,518       0.2
              DEVELOPMENT
             ---------------------------------------------------------------------------------------------------
              AUTOMOTIVE                1,400  +General Motors Corporation (Class H)...      122,850       0.1
             ---------------------------------------------------------------------------------------------------
              BANKING                  11,626  Bank of America Corporation.............      499,918       0.2
                                       30,560  The Bank of New York Company, Inc.......    1,421,040       0.6
                                        7,550  The Chase Manhattan Corporation.........      347,772       0.2
                                                                                         -----------    ------
                                                                                           2,268,730       1.0
             ---------------------------------------------------------------------------------------------------
              BEVERAGES                20,200  The Coca-Cola Company...................    1,160,237       0.5
             ---------------------------------------------------------------------------------------------------
              BROADCASTING &            9,200  +TV Guide, Inc. (Class A)...............      315,100       0.1
              PUBLISHING
             ---------------------------------------------------------------------------------------------------
              BROADCASTING-CABLE       49,200  +AT&T Corp.-Liberty Media Group
                                                (Class A)..............................    1,193,100       0.5
             ---------------------------------------------------------------------------------------------------
              BROADCASTING-MEDIA        1,700  +Univision Communications Inc.
                                                (Class A)..............................      175,950       0.1
             ---------------------------------------------------------------------------------------------------
              BUILDING PRODUCTS         4,240  +American Tower Corporation (Class A)...      176,755       0.1
             ---------------------------------------------------------------------------------------------------
              BUSINESS SERVICES         9,700  +Oracle Corporation.....................      814,800       0.4
             ---------------------------------------------------------------------------------------------------
              CABLE                    24,200  +Charter Communications, Inc.
                                                (Class A)..............................      397,787       0.2
             ---------------------------------------------------------------------------------------------------
              CAPITAL EQUIPMENT         3,051  +Agilent Technologies, Inc..............      225,011       0.1
                                        8,000  Hewlett-Packard Company.................      999,000       0.4
                                                                                         -----------    ------
                                                                                           1,224,011       0.5
             ---------------------------------------------------------------------------------------------------
              CAPITAL GOODS             2,100  Minnesota Mining and Manufacturing
                                                Company................................      173,250       0.1
             ---------------------------------------------------------------------------------------------------
              CELLULAR TELEPHONES       4,900  +Dobson Communications Corporation
                                                (Class A)..............................       94,325       0.0
             ---------------------------------------------------------------------------------------------------
              CHEMICALS                19,244  Rohm and Haas Company...................      663,918       0.3
             ---------------------------------------------------------------------------------------------------
              COMMERCIAL SERVICES      11,700  +Convergys Corporation..................      606,937       0.3
             ---------------------------------------------------------------------------------------------------
              COMMUNICATIONS              600  +CIENA Corporation......................       99,975       0.0
              EQUIPMENT                25,800  Lucent Technologies Inc.................    1,528,650       0.7
                                       13,515  +WorldCom, Inc..........................      620,001       0.3
                                                                                         -----------    ------
                                                                                           2,248,626       1.0
             ---------------------------------------------------------------------------------------------------
              COMMUNICATIONS            5,200  +Pegasus Communications Corporation.....      254,475       0.1
             ---------------------------------------------------------------------------------------------------
              COMPUTER SERVICES        15,200  +America Online, Inc....................      801,800       0.3
                                       46,120  +Cisco Systems, Inc.....................    2,931,502       1.3
                                        4,300  Electronic Data Systems Corporation.....      177,375       0.1
                                        8,695  International Business Machines
                                                Corporation............................      952,646       0.4
                                          500  +StorageNetworks, Inc...................       45,125       0.0
                                                                                         -----------    ------
                                                                                           4,908,448       2.1
             ---------------------------------------------------------------------------------------------------
              COMPUTER TECHNOLOGY       8,200  +Solectron Corporation..................      343,375       0.1
             ---------------------------------------------------------------------------------------------------
              COMPUTERS                10,700  Compaq Computer Corporation.............      273,519       0.1
                                        6,400  +Dell Computer Corporation..............      315,600       0.1
                                       15,220  +EMC Corporation........................    1,170,989       0.5
                                        6,400  RadioShack Corporation..................      303,200       0.1
                                       24,600  +Sun Microsystems, Inc..................    2,237,063       1.0
                                                                                         -----------    ------
                                                                                           4,300,371       1.8
             ---------------------------------------------------------------------------------------------------
              COMPUTERS &               1,600  +Ariba, Inc.............................      156,800       0.1
              COMPUTER SERVICES
             ---------------------------------------------------------------------------------------------------
              CONSUMER PRODUCTS         8,900  Honeywell International Inc.............      299,819       0.1
             ---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.

Global Strategy Portfolio
Schedule of Investments as of June 30, 2000  (Continued)         (in US dollars)
--------------------------------------------------------------------------------

                                     SHARES                                                           PERCENT OF
COUNTRIES    INDUSTRIES               HELD                  COMMON STOCKS                   VALUE     NET ASSETS
----------------------------------------------------------------------------------------------------------------
UNITED        DIVERSIFIED               3,400  +Conexant Systems, Inc..................  $   165,112       0.1%
STATES        COMPANIES
                                        2,250  Corning Incorporated....................      607,219       0.2
(CONTINUED)
                                                                                         -----------    ------
                                                                                             772,331       0.3
             ---------------------------------------------------------------------------------------------------
              ELECTRIC & GAS           21,000  +Calpine Corporation....................    1,380,750       0.6
             ---------------------------------------------------------------------------------------------------
              ELECTRICAL                  400  +Capstone Turbine Corporation...........       18,075       0.0
                                       10,000  DPL Inc. ...............................      219,375       0.1
                                                                                         -----------    ------
                                                                                             237,450       0.1
             ---------------------------------------------------------------------------------------------------
              ELECTRICAL &              5,200  +The AES Corporation....................      237,250       0.1
              ELECTRONICS
             ---------------------------------------------------------------------------------------------------
              ELECTRICAL               42,050  General Electric Company................    2,228,650       1.0
              EQUIPMENT
             ---------------------------------------------------------------------------------------------------
              ELECTRONIC                2,900  +LSI Logic Corporation..................      156,963       0.1
              COMPONENTS
             ---------------------------------------------------------------------------------------------------
              ELECTRONICS               1,000  +Analog Devices, Inc....................       76,000       0.0
                                        2,700  +Broadcom Corporation (Class A).........      591,131       0.3
                                       25,050  Intel Corporation.......................    3,347,306       1.5
                                       10,800  Texas Instruments Incorporated..........      741,825       0.3
                                                                                         -----------    ------
                                                                                           4,756,262       2.1
             ---------------------------------------------------------------------------------------------------
              FIBER OPTICS                200  +Exfo Electro-Optical Engineering
                                                Inc....................................        8,775       0.0
             ---------------------------------------------------------------------------------------------------
              FINANCE                   6,600  Freddie Mac.............................      267,300       0.1
             ---------------------------------------------------------------------------------------------------
              FINANCIAL SERVICES       10,190  Associates First Capital Corporation
                                                (Class A)..............................      227,364       0.1
                                        7,500  The Charles Schwab Corporation..........      252,188       0.1
                                       21,200  Citigroup Inc. .........................    1,277,300       0.5
                                       16,740  Wells Fargo Company.....................      648,675       0.3
                                                                                         -----------    ------
                                                                                           2,405,527       1.0
             ---------------------------------------------------------------------------------------------------
              HOUSEHOLD PRODUCTS       14,510  Colgate-Palmolive Company...............      868,786       0.4
                                        2,400  The Procter & Gamble Company............      137,400       0.0
                                                                                         -----------    ------
                                                                                           1,006,186       0.4
             ---------------------------------------------------------------------------------------------------
              INSURANCE                10,780  AXA Financial, Inc......................      366,520       0.2
                                        5,850  American International Group, Inc.......      687,375       0.3
                                        2,800  ITT Industries, Inc.....................       85,050       0.0
                                                                                         -----------    ------
                                                                                           1,138,945       0.5
             ---------------------------------------------------------------------------------------------------
              INTERNET SOFTWARE         3,100  +IntraNet Solutions, Inc................      118,962       0.1
                                        1,644  +VeriSign, Inc..........................      289,814       0.1
                                                                                         -----------    ------
                                                                                             408,776       0.2
             ---------------------------------------------------------------------------------------------------
              INTERNETWORKING             200  +Alamosa PCS Holdings, Inc..............        4,175       0.0
                                        2,000  +InfoSpace.com, Inc.....................      110,500       0.0
                                        1,700  +Inktomi Corporation....................      201,025       0.1
                                                                                         -----------    ------
                                                                                             315,700       0.1
             ---------------------------------------------------------------------------------------------------
              LASER SYSTEMS &           7,230  +JDS Uniphase Corporation...............      866,244       0.4
              COMPONENTS
             ---------------------------------------------------------------------------------------------------
              MANUFACTURING            16,450  Tyco International Ltd..................      779,319       0.3
             ---------------------------------------------------------------------------------------------------
              MEDICAL TECHNOLOGY        3,600  +Boston Scientific Corporation..........       78,975       0.0
                                        4,250  Johnson & Johnson.......................      432,969       0.2
                                                                                         -----------    ------
                                                                                             511,944       0.2
             ---------------------------------------------------------------------------------------------------
              METALS                   12,272  Alcoa Inc...............................      355,888       0.1
             ---------------------------------------------------------------------------------------------------
              MULTI-INDUSTRY            2,500  Textron, Inc............................      135,781       0.1
             ---------------------------------------------------------------------------------------------------
              MULTI-MEDIA               3,000  Time Warner Inc.........................      228,000       0.1
             ---------------------------------------------------------------------------------------------------
              NATURAL GAS              21,460  Enron Corp..............................    1,384,170       0.6
             ---------------------------------------------------------------------------------------------------
              NATURAL RESOURCES        17,350  Burlington Resources Inc. ..............      663,637       0.3
             ---------------------------------------------------------------------------------------------------
              NETWORKING PRODUCTS       1,200  +ONI Systems Corp. .....................      140,625       0.1
             ---------------------------------------------------------------------------------------------------
              OIL & GAS PRODUCERS       3,500  +Nabors Industries, Inc. ...............      145,469       0.1
             ---------------------------------------------------------------------------------------------------
              OIL-INTEGRATED           20,565  Exxon Mobil Corporation.................    1,614,352       0.7
             ---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.

Global Strategy Portfolio
Schedule of Investments as of June 30, 2000  (Continued)         (in US dollars)
--------------------------------------------------------------------------------

                                     SHARES                                                           PERCENT OF
COUNTRIES    INDUSTRIES               HELD                  COMMON STOCKS                   VALUE     NET ASSETS
----------------------------------------------------------------------------------------------------------------
UNITED        OIL SERVICES              5,200  Schlumberger Limited....................  $   388,050       0.2%
STATES
(CONCLUDED)
             ---------------------------------------------------------------------------------------------------
              PHARMACEUTICALS          12,980  American Home Products Corporation......      762,575       0.3
                                       10,950  Cardinal Health, Inc....................      810,300       0.4
                                        3,800  Eli Lilly and Company...................      379,525       0.2
                                       15,960  Merck & Co., Inc........................    1,222,935       0.5
                                       26,040  Pfizer Inc..............................    1,249,920       0.5
                                        4,800  Schering-Plough Corporation.............      242,400       0.1
                                                                                         -----------    ------
                                                                                           4,667,655       2.0
             ---------------------------------------------------------------------------------------------------
              RADIO & TELEVISION       14,325  +AMFM Inc...............................      988,425       0.4
             ---------------------------------------------------------------------------------------------------
              RETAIL                   11,970  Lowes Companies, Inc....................      491,518       0.2
                                        9,570  +Safeway Inc............................      431,846       0.2
                                       12,340  Wal-Mart Stores, Inc....................      711,092       0.3
                                                                                         -----------    ------
                                                                                           1,634,456       0.7
             ---------------------------------------------------------------------------------------------------
              SCIENTIFIC                4,600  Millipore Corporation...................      346,725       0.1
              EQUIPMENT
             ---------------------------------------------------------------------------------------------------
              SEMICONDUCTORS           18,600  Motorola, Inc...........................      540,563       0.2
             ---------------------------------------------------------------------------------------------------
              SOFTWARE                  8,400  +Amdocs Limited.........................      644,700       0.3
                                          600  +Macromedia, Inc........................       57,975       0.0
                                       16,240  +Microsoft Corporation..................    1,298,185       0.6
                                        8,200  +Network Associates, Inc................      167,075       0.1
                                        2,500  +RSA Security Inc.......................      173,750       0.1
                                        2,200  +VERITAS Software Corporation...........      248,600       0.1
                                        2,500  +Wind River Systems, Inc................       94,688       0.0
                                        2,800  +Yahoo! Inc.............................      346,850       0.1
                                                                                         -----------    ------
                                                                                           3,031,823       1.3
             ---------------------------------------------------------------------------------------------------
              TECHNOLOGY                2,500  Symbol Technologies, Inc................      135,000       0.1
             ---------------------------------------------------------------------------------------------------
              TELECOMMUNICATIONS        7,100  +Adelphia Business Solutions, Inc.......      164,187       0.1
                                       18,100  GTE Corporation.........................    1,126,725       0.5
                                        2,000  +Level 3 Communications, Inc............      175,875       0.1
                                        3,300  +Qwest Communications International
                                                Inc....................................      163,969       0.1
                                        3,000  Sprint Corp. (FON Group)................      153,000       0.0
                                                                                         -----------    ------
                                                                                           1,783,756       0.8
             ---------------------------------------------------------------------------------------------------
                                       15,900  SBC Communications Inc..................      687,675       0.3
              UTILITIES-COMMUNICATION
             ---------------------------------------------------------------------------------------------------
              UTILITIES-ELECTRIC        6,700  Constellation Energy Group..............      218,169       0.1
             ---------------------------------------------------------------------------------------------------
              UTILITIES-GAS             6,000  Dynegy Inc. (Class A)...................      409,875       0.2
              PIPELINE
             ---------------------------------------------------------------------------------------------------
              WIRELESS                    500  +Telaxis Communications Corporation.....       15,594       0.0
              COMMUNICATIONS
             ---------------------------------------------------------------------------------------------------
              WIRELESS                 11,200  +Nextel Communications, Inc.
                                                (Class A)..............................      685,300       0.3
              COMMUNICATIONS-           9,000  +Sprint Corp. (PCS Group)...............      535,500       0.2
              DOMESTIC PAGING &
                                                                                         -----------    ------
              CELLULAR                                                                     1,220,800       0.5
----------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS IN THE UNITED STATES   61,644,538      26.7
----------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS IN COMMON STOCKS
                                               (COST-$140,802,938)                       171,633,083      74.4
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.

Global Strategy Portfolio
Schedule of Investments as of June 30, 2000  (Continued)         (in US dollars)
--------------------------------------------------------------------------------

                                       FACE                                                              PERCENT OF
COUNTRIES                             AMOUNT             FIXED-INCOME SECURITIES              VALUE      NET ASSETS
-------------------------------------------------------------------------------------------------------------------
CANADA                             C$ 2,500,000  Canadian Government Bond, 5.50% due
                                                  6/01/2010..............................  $  1,643,879       0.7%
-------------------------------------------------------------------------------------------------------------------
                                                 TOTAL FIXED-INCOME SECURITIES IN CANADA      1,643,879       0.7
-------------------------------------------------------------------------------------------------------------------
GERMANY                            [EURO] 10,900,000 BundesObligation, 4.75% due
                                                  11/20/2001.............................    10,420,633       4.5
                                                 Bundesrepublic Deutschland:
                                      1,020,000      6.50% due 10/14/2005................     1,038,391       0.5
                                      2,985,000      4.75% due 7/04/2028.................     2,551,898       1.1
-------------------------------------------------------------------------------------------------------------------
                                                 TOTAL FIXED-INCOME SECURITIES IN GERMANY    14,010,922       6.1
-------------------------------------------------------------------------------------------------------------------
SWEDEN                             Skr 20,000,000 Swedish Government Bond, 5% due
                                                  1/15/2004..............................     2,260,153       1.0
-------------------------------------------------------------------------------------------------------------------
                                                 TOTAL FIXED-INCOME SECURITIES IN SWEDEN      2,260,153       1.0
-------------------------------------------------------------------------------------------------------------------
UNITED                                           United Kingdom Treasury Gilt:
KINGDOM                            L    975,000      7% due 11/06/2001                        1,494,246       0.6
                                        900,000      7.25% due 12/07/2007                     1,504,493       0.7
-------------------------------------------------------------------------------------------------------------------
                                                 TOTAL FIXED-INCOME SECURITIES IN THE
                                                 UNITED KINGDOM                               2,998,739       1.3
-------------------------------------------------------------------------------------------------------------------
UNITED                                           Federal National Mortgage Association:
STATES                             US$  200,000      6.375% due 6/15/2009                       190,124       0.1
                                      1,000,000      6.625% due 9/15/2009                       966,090       0.4
                                                 US Treasury Bonds:
                                      2,650,000      6.25% due 8/15/2023                      2,671,518       1.2
                                      3,725,000      6.125% due 8/15/2029                     3,762,250       1.6
                                                 US Treasury Notes:
                                     11,900,000      5.75% due 6/30/2001                     11,812,654       5.1
                                      3,000,000      5.50% due 7/31/2001                      2,969,520       1.3
                                      1,800,000      5.50% due 8/31/2001                      1,780,038       0.8
-------------------------------------------------------------------------------------------------------------------
                                                 TOTAL FIXED-INCOME SECURITIES IN THE
                                                 UNITED STATES                               24,152,194      10.5
-------------------------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENTS IN FIXED-INCOME
                                                 SECURITIES (COST-$45,934,010)               45,065,887      19.6
-------------------------------------------------------------------------------------------------------------------
                                                          SHORT-TERM SECURITIES
-------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER***                  11,009,000  General Motors Acceptance Corp., 7.13%
                                                  due 7/03/2000                              11,004,639       4.8
                                      2,000,000  Goldman Sachs Group, Inc., 6.75% due
                                                  7/06/2000                                   1,998,125       0.8
-------------------------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENTS IN SHORT-TERM
                                                 SECURITIES (COST-$13,002,764)               13,002,764       5.6
-------------------------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENTS (COST-$199,739,712)      229,701,734      99.6
                                                 UNREALIZED APPRECIATION ON FORWARD
                                                  FOREIGN EXCHANGE CONTRACTS****.........        67,827       0.0
                                                 OTHER ASSETS LESS LIABILITIES...........       968,052       0.4
                                                                                           ------------    ------
                                                 NET ASSETS..............................  $230,737,613     100.0%
                                                                                           ============    ======
-------------------------------------------------------------------------------------------------------------------

    + Non-income producing security.

    * American Depositary Receipts (ADR).

   ** Global Depositary Receipts (GDR).

  *** Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.

Global Strategy Portfolio
Schedule of Investments as of June 30, 2000 (Concluded)          (in US dollars)
--------------------------------------------------------------------------------

**** Forward foreign exchange contracts sold as of June 30, 2000 were as follows:

--------------------------------------------------------------------------------------------------------------
                                                                                               UNREALIZED
FOREIGN                                         EXPIRATION                                    APPRECIATION
CURRENCY SOLD                                      DATE                                      (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------
A$         1,450,000                            July 2000                                        $   1,798
[EURO]    12,800,000                            August 2000                                        (33,984)
L          3,440,000                            August 2000                                            155
Y      2,950,000,000                            July 2000                                           99,858
--------------------------------------------------------------------------------------------------------------
TOTAL UNREALIZED APPRECIATION ON FORWARD FOREIGN EXCHANGE
CONTRACTS-NET (US$ COMMITMENT-$46,366,701)                                                        $ 67,827
                                                                                                 =========
--------------------------------------------------------------------------------------------------------------


See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.

Growth Stock Portfolio
Schedule of Investments as of June 30, 2000                      (in US dollars)
--------------------------------------------------------------------------------

                          SHARES                                                                             PERCENT OF
INDUSTRIES                 HELD                                STOCKS                            VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------
ADVERTISING                 100,000       The Interpublic Group of Companies, Inc..........  $  4,300,000        0.6%
------------------------------------------------------------------------------------------------------------------------
AUTOMOBILE                   26,000       Toyota Motor Corporation (ADR)*..................     2,422,875        0.4
------------------------------------------------------------------------------------------------------------------------
BANKING & FINANCIAL         200,000       Citigroup Inc....................................    12,050,000        1.8
                              6,300       State Street Corporation.........................       668,194        0.1
                                                                                             ------------      -----
                                                                                               12,718,194        1.9
------------------------------------------------------------------------------------------------------------------------
BEVERAGES                   190,000       The Coca-Cola Company............................    10,913,125        1.6
------------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY                10,000       +Affymetrix, Inc.................................     1,650,625        0.2
                            189,000       +Immunex Corporation.............................     9,343,687        1.4
                                                                                             ------------      -----
                                                                                               10,994,312        1.6
------------------------------------------------------------------------------------------------------------------------
BROADCASTING-MEDIA          100,000       +Infinity Broadcasting Corporation (Class A).....     3,643,750        0.5
------------------------------------------------------------------------------------------------------------------------
BROADCASTING-                80,000       +AMFM Inc........................................     5,520,000        0.8
RADIO & TELEVISION          125,000       +Clear Channel Communications, Inc...............     9,375,000        1.4
                             75,950       +Viacom, Inc. (Class B)..........................     5,178,841        0.8
                                                                                             ------------      -----
                                                                                               20,073,841        3.0
------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS              155,000       +3Com Corporation................................     8,922,187        1.3
EQUIPMENT                    30,000       +Alteon Websystems, Inc..........................     3,000,000        0.4
                            530,000       +Cisco Systems, Inc..............................    33,688,125        5.0
                            200,000       +JDS Uniphase Corporation........................    23,962,500        3.6
                             64,000       Nokia Oyj 'A' (ADR)*.............................     3,196,000        0.5
                            440,000       Nortel Networks Corporation......................    30,030,000        4.4
                             30,000       +SDL Inc.........................................     8,555,625        1.3
                            620,000       Telefonaktiebolaget LM Ericsson (ADR)*...........    12,400,000        1.8
                                                                                             ------------      -----
                                                                                              123,754,437       18.3
------------------------------------------------------------------------------------------------------------------------
COMPUTER-SOFTWARE           220,000       +BEA Systems, Inc................................    10,862,500        1.6
                            160,000       +Commerce One, Inc...............................     7,290,000        1.1
                            150,000       +Oracle Corporation..............................    12,600,000        1.9
                             25,000       +Rational Software Corporation...................     2,321,875        0.3
                             30,000       +Siebel Systems, Inc.............................     4,906,875        0.7
                                                                                             ------------      -----
                                                                                               37,981,250        5.6
------------------------------------------------------------------------------------------------------------------------
COMPUTERS                   400,000       +EMC Corporation.................................    30,775,000        4.6
                            266,000       +Sun Microsystems, Inc...........................    24,189,375        3.6
                                                                                             ------------      -----
                                                                                               54,964,375        8.2
------------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT        630,000       General Electric Company.........................    33,390,000        4.9
------------------------------------------------------------------------------------------------------------------------
ELECTRONICS                  26,000       +Broadcom Corporation (Class A)..................     5,692,375        0.8
                            180,000       +LSI Logic Corporation...........................     9,742,500        1.5
                            170,000       Texas Instruments Incorporated...................    11,676,875        1.7
                             45,000       +Xilinx, Inc.....................................     3,715,312        0.6
                                                                                             ------------      -----
                                                                                               30,827,062        4.6
------------------------------------------------------------------------------------------------------------------------
ENERGY                      190,500       BP Amoco PLC (ADR)*..............................    10,775,156        1.6
                            200,000       El Paso Energy Corporation.......................    10,187,500        1.5
                            261,000       Enron Corp.......................................    16,834,500        2.5
                            210,000       Exxon Mobil Corporation..........................    16,485,000        2.4
                            165,000       Royal Dutch Petroleum Company (NY Registered
                                           Shares).........................................    10,157,813        1.5
                                                                                             ------------      -----
                                                                                               64,439,969        9.5
------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT               255,000       The Walt Disney Company..........................     9,897,187        1.5
------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES           32,100       T. Rowe Price Associates, Inc....................     1,364,250        0.2
------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS          157,000       Colgate-Palmolive Company........................     9,400,375        1.4
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.

Growth Stock Portfolio
Schedule of Investments as of June 30, 2000  (Continued)         (in US dollars)
--------------------------------------------------------------------------------

                          SHARES                                                                             PERCENT OF
INDUSTRIES                 HELD                                STOCKS                            VALUE       NET ASSETS
INFORMATION                 350,000       +America Online, Inc.............................  $ 18,462,500        2.7%
PROCESSING                  110,000       +China.Com Corporation 'A'.......................     2,241,250        0.3
                            320,000       +Exodus Communication, Inc. .....................    14,740,000        2.2
                             30,000       +Palm, Inc.......................................     1,001,250        0.2
                                                                                             ------------      -----
                                                                                               36,445,000        5.4
------------------------------------------------------------------------------------------------------------------------
INSURANCE                    80,000       American International Group, Inc................     9,400,000        1.4
------------------------------------------------------------------------------------------------------------------------
LEISURE                      28,000       Sony Corporation (ADR)*..........................     2,640,750        0.4
------------------------------------------------------------------------------------------------------------------------
MEDICAL TECHNOLOGY           70,000       Medtronic, Inc. .................................     3,486,875        0.5
------------------------------------------------------------------------------------------------------------------------
OIL SERVICES                270,000       Baker Hughes Incorporated........................     8,640,000        1.3
                             70,000       Diamond Offshore Drilling, Inc...................     2,458,750        0.4
                             60,000       Halliburton Company..............................     2,831,250        0.4
                            150,000       Schlumberger Limited.............................    11,193,750        1.6
                                                                                             ------------      -----
                                                                                               25,123,750        3.7
------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS             115,000       Merck & Co., Inc.................................     8,811,875        1.3
                            450,000       Pfizer Inc.......................................    21,600,000        3.2
                                                                                             ------------      -----
                                                                                               30,411,875        4.5
------------------------------------------------------------------------------------------------------------------------
RESTAURANTS                  50,000       McDonald's Corporation...........................     1,646,875        0.3
------------------------------------------------------------------------------------------------------------------------
RETAIL                      120,000       +Amazon.com, Inc. ...............................     4,357,500        0.7
                            114,000       +eBay Inc........................................     6,184,500        0.9
                                                                                             ------------      -----
                                                                                               10,542,000        1.6
------------------------------------------------------------------------------------------------------------------------
RETAIL SPECIALTY             15,000       CVS Corporation..................................       600,000        0.1
                             35,000       +Staples, Inc....................................       538,125        0.1
                             50,000       Walgreen Co......................................     1,609,375        0.2
                                                                                             ------------      -----
                                                                                                2,747,500        0.4
------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS              270,000       +ASM Lithography Holding NV (ADR)*...............    11,896,875        1.8
                            100,000       +Applied Materials, Inc..........................     9,062,500        1.3
                            120,000       +KLA-Tencor Corporation..........................     7,027,500        1.0
                                                                                             ------------      -----
                                                                                               27,986,875        4.1
------------------------------------------------------------------------------------------------------------------------
WIRELESS                     17,000       Sonera Oyj (ADR)*................................       780,938        0.1
COMMUNICATIONS               62,000       +Sprint Corp. (PCS Group)........................     3,689,000        0.6
                            300,000       Vodafone AirTouch PLC (ADR)*.....................    12,431,250        1.8
                            120,000       +Western Wireless Corporation (Class A)..........     6,532,500        1.0
                                                                                             ------------      -----
                                                                                               23,433,688        3.5
------------------------------------------------------------------------------------------------------------------------
WIRELINE                    180,000       AT&T Corp........................................     5,692,500        0.8
COMMUNICATIONS              200,000       +Equant (NY Registered Shares)...................     8,600,000        1.3
                            135,000       +Infonet Services Corporation (Class B)..........     1,611,563        0.2
                            220,000       +NorthPoint Communications Group, Inc. ..........     2,447,500        0.4
                            180,000       +WorldCom, Inc. .................................     8,257,500        1.2
                                                                                             ------------      -----
                                                                                               26,609,063        3.9
------------------------------------------------------------------------------------------------------------------------
                                          TOTAL STOCKS (COST-$494,934,347)                    631,559,253       93.5
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.

Growth Stock Portfolio
Schedule of Investments as of June 30, 2000  (Concluded)         (in US dollars)
--------------------------------------------------------------------------------

                           FACE                                                                              PERCENT OF
                          AMOUNT                        SHORT-TERM SECURITIES                    VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER**      $19,527,000       General Motors Acceptance Corp., 7.13% due
                                           7/03/2000.......................................  $ 19,515,398        2.9%
                         15,000,000       Morgan Stanley, Dean Witter Corp. 6.53% due
                                           7/20/2000.......................................    14,945,583        2.2
------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY     24,000,000       Federal Home Loan Mortgage Corporation, 6.41% due
OBLIGATIONS**                              8/01/2000.......................................    23,863,253        3.5
------------------------------------------------------------------------------------------------------------------------
                                          TOTAL SHORT-TERM SECURITIES (COST-$58,324,234)       58,324,234        8.6
------------------------------------------------------------------------------------------------------------------------
                                          TOTAL INVESTMENTS (COST-$553,258,581)............   689,883,487      102.1
                                          LIABILITIES IN EXCESS OF OTHER ASSETS............   (13,898,031)      (2.1)
                                                                                             ------------      -----
                                          NET ASSETS.......................................  $675,985,456      100.0%
                                                                                             ============      =====
------------------------------------------------------------------------------------------------------------------------

 * American Depositary Receipts (ADR).

** Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio.

 + Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.

High Yield Portfolio
Schedule of Investments as of June 30, 2000                      (in US dollars)
--------------------------------------------------------------------------------

                      S&P           MOODY'S     FACE
INDUSTRIES            RATINGS       RATINGS    AMOUNT                     ISSUE                       VALUE
---------------------------------------------------------------------------------------------------------------
                                                                     CORPORATE BONDS
---------------------------------------------------------------------------------------------------------------
AIRLINES-0.7%          BB-           Ba3     $  750,000  USAir Inc., 10.375% due 3/01/2013.......  $    682,304
---------------------------------------------------------------------------------------------------------------
AUTOMOTIVE-0.8%        NR*           NR*      1,000,000  Breed Technologies Inc., 9.25% due
                                                          4/15/2008(e)...........................         6,250
                       B             B2       1,000,000  Venture Holdings Trust, 11% due
                                                          6/01/2007..............................       770,000
                                                                                                   ------------
                                                                                                        776,250
---------------------------------------------------------------------------------------------------------------
AUTOMOTIVE             BB            Ba2      1,000,000  Federal-Mogul Corporation, 7.50% due
EQUIPMENT-0.7%                                            1/15/2009..............................       685,853
---------------------------------------------------------------------------------------------------------------
BROADCASTING-RADIO &   B             B1       2,000,000  Chancellor Media Corp., 9% due
                                                          10/01/2008.............................     2,060,000
TELEVISION-2.9%        B-            B3       1,000,000  Cumulus Media, Inc., 10.375% due
                                                          7/01/2008..............................       845,000
                                                                                                   ------------
                                                                                                      2,905,000
---------------------------------------------------------------------------------------------------------------
CABLE-DOMESTIC-3.9%    BB-           B1       2,000,000  Century Communications Corporation,
                                                          9.50% due 3/01/2005....................     1,915,000
                       B+            B2       1,000,000  Charter Communications Holdings, 10% due
                                                          4/01/2009..............................       965,000
                       B+            B1       1,000,000  Olympus Communications LP/Capital Corp.,
                                                          10.625% due 11/15/2006.................       990,000
                                                                                                   ------------
                                                                                                      3,870,000
---------------------------------------------------------------------------------------------------------------
CABLE-                                                   Australis Media Ltd.(a)(e):
INTERNATIONAL-3.2%     D             NR*      2,000,000   15.75% due 5/15/2003(g)................        20,000
                       D             NR*         34,214   15.75% due 5/15/2003...................           342
                       BB            B1       1,000,000  Cablevision SA, 13.75% due 5/01/2009....       910,000
                       B+            B2       1,000,000  Globo Comunicacoes e Participacoes,
                                                          Ltd., 10.50% due 12/20/2006(b).........       858,750
                       B-            B3       1,000,000  International Cabletel, Inc., Series B,
                                                          10.688%** due 2/01/2006................       922,500
                       B             B2       1,000,000  United Pan-Europe Communications,
                                                          13.75%** due 2/01/2010.................       470,000
                                                                                                   ------------
                                                                                                      3,181,592
---------------------------------------------------------------------------------------------------------------
CAPITAL GOODS-2.6%     B+            B1       1,000,000  Bucyrus International, 9.75% due
                                                          9/15/2007..............................       198,750
                       B             B2       1,000,000  Columbus McKinnon Corp., 8.50% due
                                                          4/01/2008..............................       860,000
                       B-            B3       1,500,000  International Wire Group, Inc., 11.75%
                                                          due 6/01/2005..........................     1,507,500
                                                                                                   ------------
                                                                                                      2,566,250
---------------------------------------------------------------------------------------------------------------
CHEMICALS-2.7%         BB-           Ba3        744,000  ISP Holdings Inc., 9.75% due
                                                          2/15/2002..............................       723,540
                       BB            Ba3      2,000,000  Lyondell Chemical Company, 9.875% due
                                                          5/01/2007(b)...........................     1,975,000
                                                                                                   ------------
                                                                                                      2,698,540
---------------------------------------------------------------------------------------------------------------
COMPUTER               B-            B3       1,000,000  PSINet, Inc., Series B, 10% due
SERVICES-0.9%                                             2/15/2005..............................       920,000
---------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES/     BB-           Ba3      2,000,000  Amkor Technologies Inc., 9.25% due
ELECTRONICS-2.0%                                          5/01/2006..............................     1,972,500
---------------------------------------------------------------------------------------------------------------
CONGLOMERATES-0.4%     B-            B3         500,000  Eagle-Picher Industries, 9.375% due
                                                          3/01/2008..............................       425,000
---------------------------------------------------------------------------------------------------------------
DIVERSIFIED-3.6%       B             B1       2,000,000  Applied Power Inc., 8.75% due
                                                          4/01/2009..............................     2,070,000
                       B-            B2       1,000,000  Koppers Industries, Inc., 9.875% due
                                                          12/01/2007.............................       922,500
                       NR*           Caa1     1,000,000  RBX Corp., 12% due 1/15/2003............       550,000
                                                                                                   ------------
                                                                                                      3,542,500
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.

High Yield Portfolio
Schedule of Investments as of June 30, 2000  (Continued)         (in US dollars)
--------------------------------------------------------------------------------

                      S&P           MOODY'S     FACE
INDUSTRIES            RATINGS       RATINGS    AMOUNT                     ISSUE                       VALUE
---------------------------------------------------------------------------------------------------------------
                                                                     CORPORATE BONDS
---------------------------------------------------------------------------------------------------------------
ENERGY-5.4%            B             B2      $  500,000  Chesapeake Energy Corp., 9.125% due
                                                          4/15/2006..............................  $    460,000
                       B-            Caa1     2,000,000  Energy Corp. of America, 9.50% due
                                                          5/15/2007..............................     1,280,000
                       BB-           Ba3        500,000  Ocean Energy Inc., 8.375% due
                                                          7/01/2008..............................       485,000
                       CCC           B3       1,000,000  Ocean Rig Norway AS, 10.25% due
                                                          6/01/2008..............................       830,000
                       B+            B1         500,000  Parker Drilling Co., 9.75% due
                                                          11/15/2006.............................       483,750
                       NR*           B2       1,000,000  Petroleo Brasileiro SA, 10% due
                                                          10/17/2006(b)..........................       982,500
                       BB            Ba3        200,000  Port Arthur Finance Corporation, 12.50%
                                                          due 1/15/2009..........................       194,000
                       CCC-          Caa2     1,000,000  Southwest Royalties Inc., 10.50% due
                                                          10/15/2004.............................       640,000
                                                                                                   ------------
                                                                                                      5,355,250
---------------------------------------------------------------------------------------------------------------
ENTERTAINMENT-0.3%     CCC+          Caa1     1,252,000  AMF Bowling Worldwide Inc., 12.082%**
                                                          due 3/15/2006..........................       250,400
---------------------------------------------------------------------------------------------------------------
FOOD & BEVERAGE-2.3%   BB            Ba2      1,500,000  Canandaigua Brands, 8.625% due
                                                          8/01/2006..............................     1,481,250
                       B             B1       1,000,000  Chiquita Brands International Inc.,
                                                          9.125% due 3/01/2004...................       785,000
                                                                                                   ------------
                                                                                                      2,266,250
---------------------------------------------------------------------------------------------------------------
GAMING-1.3%            D             Caa1     1,000,000  GB Property Funding Corp., 10.875% due
                                                          1/15/2004(e)...........................       610,000
                                                         Jazz Casino Co. LLC:
                       NR*           NR*        943,164   5.987%** due 11/15/2009(a).............       160,338
                       NR*           NR*         84,000   Contigent Notes due 11/15/2009(f)......             0
                       B-            Caa1       500,000  Venetian Casino/LV Sands, 12.25% due
                                                          11/15/2004.............................       505,000
                                                                                                   ------------
                                                                                                      1,275,338
---------------------------------------------------------------------------------------------------------------
HEALTHCARE-5.5%        B+            B1       1,000,000  Beverly Enterprises Inc., 9% due
                                                          2/15/2006..............................       825,000
                       BB+           Ba2        750,000  Columbia HCA/Healthcare Corp., 7.15% due
                                                          3/30/2004..............................       697,500
                       B+            Ba3      1,000,000  Fresenius Medical Capital Trust II,
                                                          7.875% due 2/01/2008...................       890,000
                       BB            Ba3      2,000,000  ICN Pharmaceutical Inc., 8.75% due
                                                          11/15/2008(b)..........................     1,970,000
                       D             C        1,000,000  Mariner Post-Acute Network, 9.50% due
                                                          11/01/2007(e)..........................        10,000
                       B+            B2       1,000,000  Quest Diagnostic Inc., 10.75% due
                                                          12/15/2006.............................     1,037,500
                                                                                                   ------------
                                                                                                      5,430,000
---------------------------------------------------------------------------------------------------------------
HOTELS-1.8%            BB            Ba2      2,000,000  HMH Properties, Inc., Series B, 7.875%
                                                          due 8/01/2008..........................     1,795,000
---------------------------------------------------------------------------------------------------------------
INDEPENDENT POWER      B+            Ba3      2,000,000  The AES Corporation, 8.375% due
PRODUCERS-2.8%                                            8/15/2007..............................     1,820,000
                       BB+           Ba1      1,000,000  Monterrey Power, SA de CV, 9.625% due
                                                          11/15/2009(b)..........................       920,000
                                                                                                   ------------
                                                                                                      2,740,000
---------------------------------------------------------------------------------------------------------------
INDUSTRIAL-SERVICES-2.1%  B          B3       2,000,000  Anthony Crane Rental LP, 10.375% due
                                                          8/01/2008..............................     1,285,000
                       B             B3       1,000,000  Neff Corp., 10.25% due 6/01/2008........       620,000
                       CCC+          Caa1       500,000  Thermadyne Holdings Corp., 12.50%** due
                                                          6/01/2008..............................       180,000
                                                                                                   ------------
                                                                                                      2,085,000
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.

High Yield Portfolio
Schedule of Investments as of June 30, 2000  (Continued)         (in US dollars)
--------------------------------------------------------------------------------

                      S&P           MOODY'S     FACE
INDUSTRIES            RATINGS       RATINGS    AMOUNT                     ISSUE                       VALUE
---------------------------------------------------------------------------------------------------------------
                                                                     CORPORATE BONDS
---------------------------------------------------------------------------------------------------------------
MACHINERY-0.8%         CCC+          B3      $1,000,000  Numatics Inc., 9.625% due 4/01/2008.....  $    800,000
---------------------------------------------------------------------------------------------------------------
METALS & MINING-2.3%   CCC+          B3         500,000  Kaiser Aluminum & Chemical Corp., 12.75%
                                                          due 2/01/2003..........................       458,750
                       B             B2       2,000,000  P & L Coal Holdings Corp., 9.625% due
                                                          5/15/2008..............................     1,855,000
                                                                                                   ------------
                                                                                                      2,313,750
---------------------------------------------------------------------------------------------------------------
PACKAGING-7.9%         B             B2       1,500,000  Consolidated Container Company, 10.125%
                                                          due 7/15/2009..........................     1,485,000
                       CCC+          Caa2     1,500,000  Indesco International, 9.75% due
                                                          4/15/2008..............................       555,000
                       BB+           Ba1      1,250,000  Owens-Illinois Inc., 8.10% due
                                                          5/15/2007..............................     1,154,785
                       B             B3       1,000,000  Portola Packaging Inc., 10.75% due
                                                          10/01/2005.............................       875,000
                       B             B1       1,000,000  Silgan Holdings, Inc., 9% due
                                                          6/01/2009..............................       945,000
                       B-            B3       1,500,000  Tekni-Plex Inc., 12.75% due
                                                          6/15/2010(b)...........................     1,500,000
                       B+            Ba3        500,000  Vicap SA, 11.375% due 5/15/2007.........       440,000
                                                                                                   ------------
                                                                                                      6,954,785
---------------------------------------------------------------------------------------------------------------
PAPER & FOREST         B             Caa1     1,000,000  Doman Industries Limited, 8.75% due
PRODUCTS-3.3%                                             3/15/2004..............................       770,000
                       CCC+          B3       1,000,000  Pindo Deli Financial Mauritius, 10.75%
                                                          due 10/01/2007.........................       600,000
                       BB+           Ba2      2,000,000  Tembec Industries, Inc., 8.625% due
                                                          6/30/2009..............................     1,920,000
                                                                                                   ------------
                                                                                                      3,290,000
---------------------------------------------------------------------------------------------------------------
PRINTING &             BB-           Ba3        750,000  Primedia, Inc., 7.625% due 4/01/2008....       667,500
PUBLISHING-
0.7%
---------------------------------------------------------------------------------------------------------------
STEEL-1.5%             B+            B2       2,000,000  Wheeling Pittsburgh Corp., 9.25% due
                                                          11/15/2007.............................     1,530,000
---------------------------------------------------------------------------------------------------------------
TELEPHONE-5.2%         NR*           NR*        500,000  Comtel Brasileira Ltd., 10.75% due
                                                          9/26/2004(b)...........................       475,000
                       B             B3       2,000,000  Level 3 Communications Inc., 11.25% due
                                                          3/15/2010..............................     1,970,000
                       B+            B2       1,750,000  Metromedia Fiber Network, 10% due
                                                          12/15/2009.............................     1,723,750
                       B             B2       1,000,000  Time-Warner Telecom LLC, 9.75% due
                                                          7/15/2008..............................       967,500
                                                                                                   ------------
                                                                                                      5,136,250
---------------------------------------------------------------------------------------------------------------
TEXTILES-0.9%          B-            B3       1,000,000  Anvil Knitwear Inc., Series B, 10.875%
                                                          due 3/15/2007..........................       880,000
---------------------------------------------------------------------------------------------------------------
TRANSPORTATION-5.7%    BB-           NR*      1,000,000  Autopistas del Sol SA, 10.25% due
                                                          8/01/2009(b)...........................       770,000
                       BB-           B1       2,000,000  GS Superhighway Holdings, 10.25% due
                                                          8/15/2007..............................     1,360,000
                       B             NR*      1,000,000  MRS Logistica SA, 10.625% due
                                                          8/15/2005(b)...........................       785,000
                       BB-           B1       1,000,000  Sea Containers Ltd., Series A, 12.50%
                                                          due 12/01/2004.........................       787,500
                       B-            B2       2,000,000  Transtar Holdings LP, Series B,
                                                          11.376%** due 12/15/2003...............     1,982,500
                                                                                                   ------------
                                                                                                      5,685,000
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.

High Yield Portfolio
Schedule of Investments as of June 30, 2000  (Continued)         (in US dollars)
--------------------------------------------------------------------------------

                      S&P           MOODY'S     FACE
INDUSTRIES            RATINGS       RATINGS    AMOUNT                     ISSUE                       VALUE
---------------------------------------------------------------------------------------------------------------
                                                                     CORPORATE BONDS
---------------------------------------------------------------------------------------------------------------
UTILITIES-5.5%                                           Azurix Corporation(b):
                       BB            Ba3     $  750,000   10.375% due 2/15/2007..................  $    723,750
                       BB            Ba3      1,000,000   10.75% due 2/15/2010...................       962,500
                       NR*           NR*      1,000,000  CIA Saneamento Basico, 10% due
                                                          7/28/2005(b)(d)........................       860,000
                       B+            B2       1,000,000  Espirito Santo-Escelsa, 10% due
                                                          7/15/2007..............................       780,000
                       B+            NR*      1,000,000  Inversora de Electrica, 9% due
                                                          9/16/2004(b)...........................       400,000
                       BBB-          B1       1,000,000  MetroGas SA, 12% due 8/15/2000..........     1,000,000
                       BB            Ba2        970,600  TransGas de Occidente SA, 9.79% due
                                                          11/01/2010(b)(d).......................       701,259
                                                                                                   ------------
                                                                                                      5,427,509
---------------------------------------------------------------------------------------------------------------
WASTE                  B+            B2       2,500,000  Allied Waste North America, 10% due
MANAGEMENT-2.1%                                           8/01/2009..............................     2,087,500
---------------------------------------------------------------------------------------------------------------
WIRELESS               B             B3       1,000,000  Crown Castle International Corporation,
COMMUNICATIONS-
DOMESTIC PAGING &                                         9% due 5/15/2011.......................       922,500
CELLULAR-3.0%          CCC+          B3       1,000,000  NEXTEL Partners Inc., 11% due
                                                          3/15/2010..............................       995,000
                       B-            B3       1,000,000  Spectrasite Holdings Inc., 10.75% due
                                                          3/15/2010..............................       997,500
                       B-            B2       1,000,000  Voicestream Wireless Company, 10.375%
                                                          due 11/15/2009.........................     1,035,000
                                                                                                   ------------
                                                                                                      3,950,000
---------------------------------------------------------------------------------------------------------------
WIRELESS               B-            Caa1     1,995,000  McCaw International Ltd., 12.469%** due
COMMUNICATIONS-                                           4/15/2007..............................     1,516,200
INTERNATIONAL-3.3%
                       B-            Caa1     2,000,000  Millicom International Cellular,
                                                          3.116%** due 6/01/2006.................     1,720,000
                                                                                                   ------------
                                                                                                      3,236,200
---------------------------------------------------------------------------------------------------------------
                                                         TOTAL INVESTMENTS IN CORPORATE BONDS
                                                         (COST-$103,419,457)-88.1%                   87,381,521
---------------------------------------------------------------------------------------------------------------
                                               SHARES
                                                HELD             COMMON STOCKS & WARRANTS
---------------------------------------------------------------------------------------------------------------
GAMING-0.0%                                      24,357  JCC Holding Company (Class A)(e)........        19,790
---------------------------------------------------------------------------------------------------------------
SPECIALTY                                         3,846  Bradlees Inc. (Warrants)(c).............         4,807
RETAILING-0.0%
---------------------------------------------------------------------------------------------------------------
SUPERMARKETS-0.0%                                   936  Grand Union Co. (Warrants)(c)...........           117
---------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS-DOMESTIC                  3,196  NEXTEL Communications, Inc.
PAGING & CELLULAR-0.2%                                    (Class A)(e)...........................       195,555
---------------------------------------------------------------------------------------------------------------
                                                         TOTAL INVESTMENTS IN COMMON STOCKS &
                                                         WARRANTS (COST-$1,147,613)-0.2%                220,269
---------------------------------------------------------------------------------------------------------------
                                                                     PREFERRED STOCKS
---------------------------------------------------------------------------------------------------------------
CABLE-DOMESTIC-1.6%                              15,503  CSC Holdings Inc. (Series A)(a)(e)......     1,631,691
---------------------------------------------------------------------------------------------------------------
ENERGY-0.3%                                       1,319  +Clark USA Inc. (a)(e)..................       263,800
---------------------------------------------------------------------------------------------------------------
FINANCIAL                                        40,000  California Federal Bank (Series A)......       847,500
SERVICES-0.9%
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.

High Yield Portfolio
Schedule of Investments as of June 30, 2000  (Concluded)         (in US dollars)
--------------------------------------------------------------------------------

                                               SHARES
INDUSTRIES                                      HELD                      ISSUE                       VALUE
---------------------------------------------------------------------------------------------------------------
                                                                     PREFERRED STOCKS
---------------------------------------------------------------------------------------------------------------
PRINTING &                                        7,500  Primedia, Inc. (Series H)(e)............  $    645,000
PUBLISHING-0.6%
---------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS-DOMESTIC                    722  NEXTEL Communications, Inc.
PAGING & CELLULAR-0.8%                                    (Series D)(a)(e).......................       772,540
---------------------------------------------------------------------------------------------------------------
                                                         TOTAL INVESTMENTS IN PREFERRED STOCKS
                                                         (COST-$5,081,870)-4.2%                       4,160,531
---------------------------------------------------------------------------------------------------------------
                                                FACE
                                               AMOUNT
---------------------------------------------------------------------------------------------------------------
                                                                  SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER***-1.7%                     $1,693,000  General Motors Acceptance Corp., 7.13%
                                                          due 7/03/2000..........................     1,691,994
---------------------------------------------------------------------------------------------------------------
US GOVERNMENT                                 3,767,000  Federal Home Loan Mortgage Corporation,
AGENCY OBLIGATIONS***-3.8%                                6.37% due 7/05/2000....................     3,763,667
---------------------------------------------------------------------------------------------------------------
                                                         TOTAL INVESTMENTS IN SHORT-TERM
                                                         SECURITIES (COST-$5,455,661)-5.5%            5,455,661
---------------------------------------------------------------------------------------------------------------
                                                         TOTAL INVESTMENTS
                                                         (COST-$115,104,601)-98.0%...............    97,217,982
                                                         OTHER ASSETS LESS LIABILITIES-2.0%......     2,009,469
                                                                                                   ------------
                                                         NET ASSETS-100.0%.......................  $ 99,227,451
                                                                                                   ============
---------------------------------------------------------------------------------------------------------------

  * Not Rated.
 ** Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Portfolio.
*** Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio.
  + Restricted securities as to resale.

    -------------------------------------------------------------------------------------------------------------
    ISSUE                                                         ACQUISITION DATE           COST        VALUE
    -------------------------------------------------------------------------------------------------------------
    Clark USA Inc...............................................      3/20/00             $1,209,111   $  263,800
    -------------------------------------------------------------------------------------------------------------
    TOTAL                                                                                 $1,209,111   $  263,800
                                                                                          ==========   ==========
    -------------------------------------------------------------------------------------------------------------

 (a) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
 (b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
 (c) Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
 (d) Subject to principal paydowns.
 (e) Non-income producing security.
 (f) Represents an obligation by Jazz Casino Co. LLC to pay a semi-annual amount to the Portfolio through 11/15/2009. The payments are based upon varying interest rates and the amounts, which may be paid-in-kind, are contingent upon the earnings before income taxes, depreciation and amortization of Jazz Casino LLC on a fiscal year basis.
 (g) Each $1,000 face amount contains one warrant of Australis Media Ltd.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.

Intermediate Government Bond Portfolio
Schedule of Investments as of June 30, 2000                      (in US dollars)
--------------------------------------------------------------------------------

                               FACE
                             AMOUNT                              ISSUE                                  VALUE
-----------------------------------------------------------------------------------------------------------------
                                                   US GOVERNMENT & AGENCY OBLIGATIONS
-----------------------------------------------------------------------------------------------------------------
ASSET-BACKED            $ 3,000,000   Federal Home Loan Mortgage Corporation,
SECURITIES*-1.4%                          6.56% due 3/25/2016.....................................  $  2,919,375
-----------------------------------------------------------------------------------------------------------------
                                      TOTAL ASSET-BACKED SECURITIES                                    2,919,375
-----------------------------------------------------------------------------------------------------------------
FEDERAL FARM CREDIT      15,000,000   Federal Farm Credit Bank, 6.875% due 5/01/2002..............    14,981,250
BANK-7.2%
-----------------------------------------------------------------------------------------------------------------
                                      TOTAL FEDERAL FARM CREDIT BANK                                  14,981,250
-----------------------------------------------------------------------------------------------------------------
                                      Federal Home Loan Bank:
FEDERAL HOME LOAN
BANK-4.8%
                          4,000,000       6.75% due 2/01/2002.....................................     3,987,480
                          6,000,000       7.125% due 2/15/2005....................................     6,052,440
-----------------------------------------------------------------------------------------------------------------
                                      TOTAL FEDERAL HOME LOAN BANK                                    10,039,920
-----------------------------------------------------------------------------------------------------------------
                                      Federal National Mortgage Association:
FEDERAL NATIONAL
MORTGAGE
ASSOCIATION-4.6%          3,000,000       6.28% due 3/04/2009.....................................     2,773,590
                          4,000,000       6.625% due 9/15/2009....................................     3,864,360
                          3,000,000       7.125% due 1/15/2030....................................     3,022,020
-----------------------------------------------------------------------------------------------------------------
                                      TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION                      9,659,970
-----------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED                       Federal Home Loan Mortgage Corporation Participation
SECURITIES(a)-47.9%                   Certificates-Gold Program CMO(c):
                          6,000,000       7% due 1/15/2024........................................     5,864,940
                          8,854,784       7% due 8/01/2029........................................     8,557,095
                             32,176       7% due 1/01/2030........................................        31,064
                                      Federal National Mortgage Association:
                             57,825       9% due 1/01/2002........................................        58,514
                          1,279,614       7.50% due 10/01/2027....................................     1,266,012
                            609,289       7.50% due 11/01/2027....................................       602,812
                            765,948       7.50% due 12/01/2027....................................       756,712
                          3,230,756       7.50% due 4/01/2028.....................................     3,192,731
                          2,510,142       7.50% due 6/01/2028.....................................     2,478,807
                             62,181       7.50% due 7/01/2028.....................................        61,383
                            300,104       7.50% due 9/01/2028.....................................       296,251
                          1,013,033       7.50% due 11/01/2028....................................     1,002,264
                          1,362,264       7% due 3/01/2029........................................     1,315,195
                          1,608,584       7.50% due 3/01/2029.....................................     1,586,625
                          1,268,881       7% due 5/01/2029........................................     1,225,480
                          4,261,223       7% due 6/01/2029........................................     4,113,989
                            870,266       7% due 7/01/2029........................................       840,196
                          1,297,407       7% due 8/01/2029........................................     1,252,578
                          1,962,851       7% due 9/01/2029........................................     1,895,031
                             36,589       7% due 10/01/2029.......................................        35,325
                            923,491       7% due 11/01/2029.......................................       891,582
                          3,376,341       7% due 12/01/2029.......................................     3,259,682
                          5,106,808       7% due 2/01/2030........................................     4,929,324
                            349,974       7% due 3/01/2030........................................       337,771
                          2,483,385       7% due 4/01/2030........................................     2,397,318
                                      Federal National Mortgage Association CMO(c):
                          4,000,000       Series 1992-110-J, 7% due 12/25/2006....................     3,983,620
                          4,000,000       Series 1994-75-G, 6.85% due 10/25/2020..................     3,968,240
                          5,500,000   Federal National Mortgage Association, Mortgage
                                       Backed Securities-REMICs(b)-Multi-Family, 6.50%
                                       due 10/25/2003.............................................     5,402,458
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.

Intermediate Government Bond Portfolio
Schedule of Investments as of June 30, 2000  (Concluded)         (in US dollars)
--------------------------------------------------------------------------------

                               FACE
                             AMOUNT                              ISSUE                                  VALUE

-----------------------------------------------------------------------------------------------------------------
                                                   US GOVERNMENT & AGENCY OBLIGATIONS
-----------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED                       Freddie Mac CMO(c):
SECURITIES              $ 3,000,000       Series 1504-PM, 7% due 11/15/2006.......................  $  2,970,690
(CONCLUDED)               6,333,265       Series 2123-KA, 6.25% due 2/15/2027.....................     6,034,272
                         19,280,415       Series 2166-AC, 6.50% due 3/15/2026.....................    18,593,068
                          2,893,433       Series 2200-FB, 7.23% due 11/20/2023....................     2,900,424
                          7,734,169       Series 2212-A, 7% due 10/15/2027........................     7,572,138
-----------------------------------------------------------------------------------------------------------------
                                      TOTAL MORTGAGE-BACKED SECURITIES                                99,673,591
-----------------------------------------------------------------------------------------------------------------
PRIVATE EXPORT            7,000,000   Private Export Funding Co., 8.35% due 1/31/2001.............     7,060,340
FUNDING
CORPORATION-3.4%
-----------------------------------------------------------------------------------------------------------------
                                      TOTAL PRIVATE EXPORT FUNDING CORPORATION                         7,060,340
-----------------------------------------------------------------------------------------------------------------
TENNESSEE VALLEY                      Tennessee Valley Authority, Series E:
AUTHORITY-5.6%            5,000,000       6% due 9/24/2002........................................     4,895,950
                          7,000,000       6.75% due 11/01/2025....................................     6,764,730
-----------------------------------------------------------------------------------------------------------------
                                      TOTAL TENNESSEE VALLEY AUTHORITY                                11,660,680
-----------------------------------------------------------------------------------------------------------------
                                      US Treasury Bonds:
US TREASURY BONDS &
NOTES-22.0%               8,000,000       12% due 5/15/2005.......................................     9,883,760
                          1,000,000       10.75% due 8/15/2005....................................     1,192,030
                          2,000,000       8.875% due 8/15/2017....................................     2,549,380
                          4,000,000       8.75% due 5/15/2020.....................................     5,134,360
                          9,000,000       6.625% due 2/15/2027....................................     9,555,480
                            500,000       6.25% due 5/15/2030.....................................       524,610
                                      US Treasury Notes:
                          6,500,000       6.75% due 5/15/2005.....................................     6,651,320
                          6,000,000       4.75% due 11/15/2008....................................     5,448,720
                          5,000,000       6% due 8/15/2009........................................     4,960,150
-----------------------------------------------------------------------------------------------------------------
                                      TOTAL US TREASURY BONDS & NOTES                                 45,899,810
-----------------------------------------------------------------------------------------------------------------
                                      TOTAL US GOVERNMENT & AGENCY OBLIGATIONS
                                       (COST-$205,830,142)-96.9%                                     201,894,936
-----------------------------------------------------------------------------------------------------------------
                                              SHORT-TERM SECURITIES
-----------------------------------------------------------------------------------------------------------------
REPURCHASE                4,654,000   Warburg Dillon Read LLC, purchased on 6/30/2000 to yield
AGREEMENTS**-2.2%                      6.55% to 7/03/2000.........................................     4,654,000
-----------------------------------------------------------------------------------------------------------------
                                      TOTAL SHORT-TERM SECURITIES (COST-$4,654,000)-2.2%               4,654,000
-----------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS (COST-$210,484,142)-99.1%.................   206,548,936
                                      OTHER ASSETS LESS LIABILITIES-0.9%..........................     1,774,417
                                                                                                    ------------
                                      NET ASSETS-100.0%...........................................  $208,323,353
                                                                                                    ============
-----------------------------------------------------------------------------------------------------------------

 (a) Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instrument. As a result, the average life may be substantially less than the original maturity.

(b) Real Estate Mortgage Investment Conduits (REMICS).

(c) Collateralized Mortgage Obligations (CMO).

 * Subject to principal paydowns.

 ** Repurchase Agreements are fully collateralized by US Government & Agency
    Obligations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.

Long Term Corporate Bond Portfolio
Schedule of Investments as of June 30, 2000                      (in US dollars)
--------------------------------------------------------------------------------

                          S&P            MOODY'S              FACE
INDUSTRIES                RATINGS        RATINGS            AMOUNT                 ISSUE                     VALUE
-----------------------------------------------------------------------------------------------------------------------
                                                                         US GOVERNMENT OBLIGATIONS
-----------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY       NR*            Aaa           $  400,000   Federal Home Loan Banks, 6.75% due
OBLIGATIONS-0.4%                                                      5/01/2002........................   $    398,564
-----------------------------------------------------------------------------------------------------------------------
US TREASURY BONDS &                                                  US Treasury Bonds:
NOTES-5.6%                 AAA            Aaa              500,000       5.25% due 2/15/2029...........        443,750
                           AAA            Aaa              750,000       6.125% due 8/15/2029..........        757,500
                                                                     US Treasury Notes:
                           AAA            Aaa            2,000,000       6.625% due 3/31/2002..........      2,005,320
                           AAA            Aaa              750,000       5.50% due 1/31/2003...........        734,063
                           AAA            Aaa              900,000       6.875% due 5/15/2006..........        926,298
                           AAA            Aaa              500,000       6.125% due 8/15/2007..........        496,640
                           AAA            Aaa            1,000,000       6.50% due 2/15/2010...........      1,034,220
                                                                                                          ------------
                                                                                                             6,397,791
-----------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL US GOVERNMENT OBLIGATIONS
                                                                     (COST-6,777,102)-6.0%                   6,796,355
-----------------------------------------------------------------------------------------------------------------------
                                                                          CORPORATE BONDS & NOTES
-----------------------------------------------------------------------------------------------------------------------
                           NR*            Baa2           3,500,000   +Bistro Trust 1998-1000, 6.58% due
ASSET-BACKED &                                                        3/26/2001........................      3,424,890
COMMERCIAL
MORTGAGE-BACKED            AAA            Aaa            1,000,000   First Union-Chase Commercial
SECURITIES**-8.0%                                                     Mortgage, 1999-C2 A2, 6.645% due
                                                                      4/15/2009........................        946,543
                           AAA            Aaa            1,000,000   The Money Store Home Equity Trust,
                                                                      Series 1998-B, 6.225% due
                                                                      9/15/2023***.....................        972,000
                                                                     Morgan Stanley Capital I:
                           AAA            Aaa            2,000,000       Series 1998-HF2, Class A2,
                                                                         6.48% due 11/15/2030..........      1,884,160
                           AAA            Aaa            2,115,000       Series 1999-WF1, 6.21% due
                                                                         9/15/2008.....................      1,961,345
                                                                                                          ------------
                                                                                                             9,188,938
-----------------------------------------------------------------------------------------------------------------------
BANKING-14.5%              A              A2             1,000,000   Bank of New York
                                                                      Company, Inc., 7.625% due
                                                                      7/15/2002                              1,006,640
                           A              Aa3            2,000,000   First Interstate/Wells Fargo
                                                                      Company, 9.90% due 11/15/2001....      2,066,300
                           A              A2             1,500,000   First National Bank of Boston,
                                                                      7.375% due 9/15/2006.............      1,464,540
                           A-             A2             1,000,000   First Union Corporation, 6.30% due
                                                                      4/15/2028***.....................        909,680
                           A+             A1             1,000,000   Firstar Bank NA, 7.125% due
                                                                      12/01/2009.......................        948,820
                           BBB+           A3             1,000,000   Great Western Bank, 9.875% due
                                                                      6/15/2001........................      1,020,960
                           A+             A2             1,000,000   HSBC USA Inc., 7% due 11/01/2006..        955,210
                           BBB            a1             2,000,000   KeyCorp Capital I, 7.519% due
                                                                      7/01/2028***.....................      1,916,400
                           A-             a1             1,000,000   Mellon Capital II, Series B,
                                                                      7.995% due 1/15/2027.............        903,530
                           A              A2             2,000,000   Mellon Financial Co., 6.875% due
                                                                      3/01/2003........................      1,963,460
                                                                     NationsBank Corp.:
                           A              Aa3            1,000,000       6.50% due 8/15/2003...........        975,380
                           A              Aa3            1,500,000       7.75% due 8/15/2004...........      1,517,760
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.

Long Term Corporate Bond Portfolio
Schedule of Investments as of June 30, 2000  (Continued)         (in US dollars)
--------------------------------------------------------------------------------

                          S&P            MOODY'S              FACE
INDUSTRIES                RATINGS        RATINGS            AMOUNT                 ISSUE                     VALUE
-----------------------------------------------------------------------------------------------------------------------
                                                                          CORPORATE BONDS & NOTES
-----------------------------------------------------------------------------------------------------------------------
BANKING                    BBB+           A3            $1,000,000   Washington Mutual Inc., 7.50% due
(CONCLUDED)                                                           8/15/2006........................   $    970,380
                                                                                                          ------------
                                                                                                            16,619,060
-----------------------------------------------------------------------------------------------------------------------
FINANCIAL-SERVICES         A              A2             1,500,000   Bear Stearns Companies, Inc.,
OTHER-10.7%                                                           7.625% due 2/01/2005.............      1,483,680
                           A              aa3            2,000,000   Citigroup Capital II, 7.75% due
                                                                      12/01/2036.......................      1,761,400
                           A-             A3             1,000,000   Donaldson, Lufkin & Jenrette Inc.,
                                                                      6.875% due 11/01/2005............        961,830
                           BBB+           A3             1,000,000   ERP Operating LP, 7.125% due
                                                                      10/15/2017.......................        860,200
                           AAA            Aaa              500,000   General Electric Capital Corp.,
                                                                      7.375% due 1/19/2010.............        506,030
                           A+             A1             1,500,000   Goldman Sachs Group Inc., 7.50%
                                                                      due 1/28/2005....................      1,488,645
                                                                     Lehman Brothers Holdings, Inc.:
                           A              A3               500,000       7.625% due 6/01/2006..........        488,100
                           A              A3               700,000       8.25% due 6/15/2007...........        699,517
                                                                     Morgan Stanley, Dean Witter, Corp.
                           AA-            Aa3            1,000,000       7.125% due 1/15/2003..........        993,590
                           AA-            Aa3            1,000,000       7.75% due 6/15/2005...........      1,006,910
                           A              Aa3            2,000,000   Salomon Smith Barney
                                                                      Holdings, Inc., 7.20% due
                                                                      2/01/2004........................      1,979,520
                                                                                                          ------------
                                                                                                            12,229,422
-----------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES-                                                  Ford Motor Credit Company:
CAPTIVE-2.6%               A              A2               500,000       6.928% due 8/27/2006**........        499,670
                           A              A2             2,500,000       7.875% due 6/15/2010..........      2,499,550
                                                                                                          ------------
                                                                                                             2,999,220
-----------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES-        A+             Aa3            1,000,000   Associate Corporation of North
CONSUMER-4.8%                                                         America, 7.40% due 5/15/2006.....        987,790
                           BBB+           Baa1           2,000,000   Comdisco Inc., 6% due 1/30/2002...      1,911,760
                           A-             A3             1,000,000   Heller Financial Inc., 7.375% due
                                                                      11/01/2009.......................        941,055
                                                                     Household Finance Corp.,
                           A              A2               625,000       7.625% due 1/15/2003..........        623,150
                           A              A2             1,000,000       7.875% due 3/01/2007..........        996,120
                                                                                                          ------------
                                                                                                             5,459,875
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.

Long Term Corporate Bond Portfolio
Schedule of Investments as of June 30, 2000  (Continued)         (in US dollars)
--------------------------------------------------------------------------------

                          S&P            MOODY'S              FACE
INDUSTRIES                RATINGS        RATINGS            AMOUNT                 ISSUE                     VALUE
-----------------------------------------------------------------------------------------------------------------------
                                                                          CORPORATE BONDS & NOTES
-----------------------------------------------------------------------------------------------------------------------
INDUSTRIAL-                A+             A1            $2,000,000   Anheuser-Busch Companies Inc.,
CONSUMER-6.9%                                                         7.50% due 3/15/2012..............   $  1,992,840
                           A              A2               773,041   +Disney Custom Repackaged Asset
                                                                      Vehicle-403, 6.85% due
                                                                      1/10/2007**......................        763,996
                           AA             Aa3            1,000,000   Eli Lilly and Company, 8.375% due
                                                                      12/01/2006.......................      1,063,920
                           A+             A1               500,000   Hershey Foods Co., 8.80% due
                                                                      2/15/2021........................        546,160
                           AAA            Aaa            2,000,000   Johnson & Johnson, 8.72% due
                                                                      11/01/2024.......................      2,151,780
                           A+             A1             1,000,000   May Department Stores Company,
                                                                      7.875% due 3/01/2030.............        969,000
                           AA             Aa2              410,000   McDonald's Corporation, 6.375% due
                                                                      1/08/2028........................        352,190
                                                                     Phillip Morris Companies, Inc.:
                           A              A2               500,000       7.25% due 1/15/2003...........        488,105
                           A              A2             1,690,000       7.50% due 4/01/2004...........      1,631,830
                                                                                                          ------------
                                                                                                             9,959,821
-----------------------------------------------------------------------------------------------------------------------
INDUSTRIAL-                BBB            Baa1           1,000,000   Amerada Hess Corporation, 7.375%
ENERGY-2.3%                                                           due 10/01/2009...................        971,890
                           A-             A3               850,000   Burlington Resources, 7.375% due
                                                                      3/01/2029........................        788,511
                           A-             A3             1,000,000   Conoco Inc., 6.95% due 4/15/2029..        909,040
                                                                                                          ------------
                                                                                                             2,669,441
-----------------------------------------------------------------------------------------------------------------------
INDUSTRIAL-                                                          DaimlerChrysler NA Holdings:
MANUFACTURING-4.5%         A+             A1             2,000,000       7.20% due 9/01/2009...........      1,925,380
                           A+             A1             1,000,000       7.45% due 3/01/2027...........        959,530
                           A              A1             1,000,000   Dow Chemical Company, 7.375% due
                                                                      11/01/2029.......................        969,570
                           AA-            Aa2              725,000   Hewlett-Packard Company, 7.15% due
                                                                      6/15/2005........................        726,327
                           A+             A1             1,000,000   Motorola Inc., 7.50% due
                                                                      5/15/2025........................        998,300
                           A+             A2               500,000   United Technologies Corporation,
                                                                      6.625% due 11/15/2004............        491,125
                                                                                                          ------------
                                                                                                             6,070,232
-----------------------------------------------------------------------------------------------------------------------
INDUSTRIAL-                A              A2             1,000,000   First Data Corporation, 6.75% due
OTHER-2.5%                                                            7/15/2005........................        952,590
                           AA-            A2             1,000,000   TCI Communications Inc., 8.75% due
                                                                      8/01/2015........................      1,069,260
                                                                                                          ------------
                                                                                                             2,021,850
-----------------------------------------------------------------------------------------------------------------------
INDUSTRIAL-                BBB            Baa2           1,000,000   Comcast Cable Communications,
SERVICES-4.3%                                                         8.875% due 5/01/2017.............      1,082,780
                           A              A2             2,000,000   Computer Sciences Corp., 6.25% due
                                                                      3/15/2009........................      1,752,160
                                                                                                          ------------
                                                                                                             2,834,940
-----------------------------------------------------------------------------------------------------------------------
                                                                     Southwest Airlines Co.:
TRANSPORT
SERVICES-2.5%              A-             A3             2,000,000       9.40% due 7/01/2001...........      2,027,580
                           A-             A3             1,000,000       7.375% due 3/01/2027..........        855,560
                                                                                                          ------------
                                                                                                             2,883,140
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.

Long Term Corporate Bond Portfolio
Schedule of Investments as of June 30, 2000  (Continued)         (in US dollars)
--------------------------------------------------------------------------------

                          S&P            MOODY'S              FACE
INDUSTRIES                RATINGS        RATINGS            AMOUNT                 ISSUE                     VALUE
-----------------------------------------------------------------------------------------------------------------------
                                                                          CORPORATE BONDS & NOTES
-----------------------------------------------------------------------------------------------------------------------
UTILITIES-                 AA-            A1            $1,000,000   AT&T Corporation, 6% due
COMMUNICATION-8.4%                                                    3/15/2009........................   $    889,210
                           AA-            Aa3            1,000,000   Ameritech Capital Funding, 6.45%
                                                                      due 1/15/2018....................        859,590
                           A+             Aa3            2,000,000   GTE California, Inc., 8.07% due
                                                                      4/15/2024........................      1,874,960
                           A+             A2             2,000,000   GTE Corp., 9.375% due 12/01/2000..      2,018,700
                           AA-            Aa2            1,000,000   Southwestern Bell
                                                                      Telecommunications Corp., 6.375%
                                                                      due 11/15/2007...................        924,840
                           BBB+           Baa1           1,000,000   Sprint Capital Corporation, 6.125%
                                                                      due 11/15/2008...................        891,370
                           A-             A2             1,000,000   +Vodafone Airtouch PLC, 7.875% due
                                                                      2/15/2030........................        978,727
                           A-             A3             1,000,000   Worldcom Inc., 8.25% due
                                                                      5/15/2010........................      1,025,810
                                                                                                          ------------
                                                                                                             9,463,207
-----------------------------------------------------------------------------------------------------------------------
UTILITIES-                 AAA            Aaa              750,000   Cleveland Electric/Toledo Edison,
ELECTRIC-8.3%                                                         Series B, 7.13% due 7/01/2007....        720,570
                           A+             A1               785,000   Consolidated Edison, Inc., Series
                                                                      1998-A, 6.25% due 2/01/2008......        719,507
                           A              A3             1,000,000   Duke Capital Corp., 7.50% due
                                                                      10/01/2009.......................        985,160
                           A              A1             1,000,000   Mississippi Power Series B, 6.05%
                                                                      due 5/01/2003....................        965,910
                                                                     PG&E Corp.:
                           AA-            A1             1,500,000       6.25% due 8/01/2003...........      1,449,720
                           AA-            A1             1,500,000       7.25% due 8/01/2026...........      1,311,180
                           A-             A3             1,000,000   Pennsylvania Power & Light Co.,
                                                                      6.125% due 5/01/2006***..........        989,640
                           A              A1             2,000,000   South Carolina Electric & Gas,
                                                                      7.50% due 6/15/2005..............      2,005,480
                           AAA            Aaa              300,000   Texas Utilities Company Series B,
                                                                      6.375% due 10/01/2004............        285,477
                                                                                                          ------------
                                                                                                             9,432,644
-----------------------------------------------------------------------------------------------------------------------
YANKEE CORPORATES-8.6%     BBB            Baa3           1,000,000   AT&T Canada Inc., 7.65% due
                                                                      9/15/2006........................        994,350
                           A-             A3             1,000,000   BHP Finance USA, 8.50% due
                                                                      12/01/2012.......................      1,034,810
                           AAA            Aaa            1,000,000   Banco Santander-Chile, 6.50% due
                                                                      11/01/2005.......................        955,518
                           A-             A3             1,000,000   +Israel Electric Corp. Ltd., 7.75%
                                                                      due 3/01/2009....................        967,724
                                                                     Merita Bank Ltd.:
                           A-             A1             1,500,000       6.50% due 1/15/2006...........      1,416,135
                           A-             A1             1,750,000       6.50% due 4/01/2009...........      1,589,508
                           A+             Aa3            1,000,000   Midland Bank PLC, 7.65% due
                                                                      5/01/2025........................        990,720
                           A-             A2             2,000,000   Trans-Canada Pipelines, 6.49% due
                                                                      1/21/2009........................      1,835,760
                                                                                                          ------------
                                                                                                             9,784,525
-----------------------------------------------------------------------------------------------------------------------
YANKEE SOVEREIGNS-0.9%     BB+            Baa3           1,000,000   United Mexican States, 9.875% due
                                                                      2/01/2010........................      1,035,000
-----------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL CORPORATE BONDS & NOTES
                                                                     (COST-$107,583,528)-89.8%             102,651,315
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.

Long Term Corporate Bond Portfolio
Schedule of Investments as of June 30, 2000  (Concluded)         (in US dollars)
--------------------------------------------------------------------------------

                          S&P            MOODY'S              FACE
INDUSTRIES                RATINGS        RATINGS            AMOUNT                 ISSUE                     VALUE
-----------------------------------------------------------------------------------------------------------------------
                                                                           SHORT-TERM INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------
REPURCHASE                                              $2,850,000   Warburg Dillon Read LLC, purchased
AGREEMENTS****-2.5%                                                   on 6/30/2000 to yield 6.55% to
                                                                      7/03/2000........................   $  2,850,000
-----------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL SHORT-TERM INVESTMENTS
                                                                     (COST-$2,850,000)-2.5%                  2,850,000
-----------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL INVESTMENTS
                                                                     (COST-$117,210,630)-98.3%.........    112,297,670
                                                                     OTHER ASSETS
                                                                      LESS LIABILITIES-1.7%............      1,959,436
                                                                                                          ------------
                                                                     NET ASSETS-100.0%.................   $114,257,106
                                                                                                          ============
-----------------------------------------------------------------------------------------------------------------------

   * Not Rated.

  ** Subject to principal paydowns.

 *** Floating rate note.

**** Repurchase Agreements are fully collateralized by US Government & Agency
     Obligations.

   + The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.

Money Reserve Portfolio
Schedule of Investments as of June 30, 2000                      (in US dollars)
--------------------------------------------------------------------------------

                               FACE                                                     INTEREST    MATURITY
                             AMOUNT                         ISSUE                        RATE*        DATE          VALUE
-----------------------------------------------------------------------------------------------------------------------------
BANK NOTES-6.9%         $ 5,000,000    American Express Centurion Bank+...............   6.75 %     7/13/2000   $  5,000,000
                         15,000,000    Bank of America NA+............................   6.65       6/06/2001     14,997,361
                          6,000,000    Bank of America NA.............................   7.10       6/21/2001      5,980,992
                          5,000,000    First USA Bank NA+.............................   6.215     10/18/2000      4,986,690
                          5,000,000    First Union National Bank+.....................   6.87       8/28/2000      5,000,474
-----------------------------------------------------------------------------------------------------------------------------
                                       TOTAL BANK NOTES (COST-$35,996,885)                                        35,965,517
-----------------------------------------------------------------------------------------------------------------------------
CERTIFICATE OF            8,000,000    SouthTrust Bank, N.A...........................   6.86      12/19/2000      7,996,872
DEPOSIT-1.5%
-----------------------------------------------------------------------------------------------------------------------------
                                       TOTAL CERTIFICATE OF DEPOSIT (COST-$8,000,363)                              7,996,872
-----------------------------------------------------------------------------------------------------------------------------
CERTIFICATE OF            5,000,000    Bayerische Hypo-und-Vereinsbank AG, NY.........   6.93      12/27/2000      4,999,245
DEPOSIT-
EUROPE-1.0%
-----------------------------------------------------------------------------------------------------------------------------
                                       TOTAL CERTIFICATE OF DEPOSIT-EUROPE
                                       (COST-$4,999,431)                                                           4,999,245
-----------------------------------------------------------------------------------------------------------------------------
CERTIFICATE OF            5,000,000    Bank of Nova Scotia, NY........................   6.74       3/14/2001      4,984,385
DEPOSIT-                  4,800,000    Bayerische Landesbank Girozentrale, NY.........   6.61       3/07/2001      4,782,427
YANKEE - 4.3%             5,000,000    Commerzbank AG, NY.............................   6.76       3/27/2001      4,985,985
                          5,000,000    Svenska Handelsbanken AB, NY...................   6.65       3/06/2001      4,983,035
                          2,750,000    Unibank A/S, NY................................   6.81       4/17/2001      2,742,930
-----------------------------------------------------------------------------------------------------------------------------
                                       TOTAL CERTIFICATE OF DEPOSIT-YANKEE
                                       (COST-$22,541,323)                                                         22,478,762
-----------------------------------------------------------------------------------------------------------------------------
COMMERCIAL                5,000,000    AT&T Corp.+....................................   6.706      8/07/2000      5,000,000
PAPER-47.3%              10,000,000    AT&T Corp.+....................................   6.566      3/08/2001      9,998,680
                          9,000,000    Amsterdam Funding Corp.........................   6.60       7/26/2000      8,961,428
                         14,058,000    Bear Stearns Companies, Inc....................   6.60       9/07/2000     13,880,630
                         10,000,000    Bear Stearns Companies, Inc....................   6.60       9/14/2000      9,860,980
                          2,641,000    CIT Group Holdings, Inc. (The).................   6.60       7/25/2000      2,630,348
                         10,000,000    CXC Incorporated...............................   6.60       9/19/2000      9,851,800
                         10,000,000    Caterpillar Financial Services Corp............   6.10       8/17/2000      9,918,235
                         10,000,000    Clipper Receivables Corp.......................   6.59       8/10/2000      9,930,439
                          2,607,000    Clipper Receivables Corp.......................   6.60       9/11/2000      2,572,194
                         10,366,000    Clipper Receivables Corp.......................   6.60       9/15/2000     10,219,995
                         15,000,000    Corporate Asset Funding Co., Inc...............   6.61       7/17/2000     14,961,442
                          8,017,000    Edison Asset Securitization, LLC...............   6.62       7/10/2000      8,006,680
                          3,140,000    Eureka Securitization Inc......................   6.59       7/07/2000      3,137,701
                          4,127,000    General Electric Capital Corp..................   6.60       7/10/2000      4,121,704
                          4,635,000    Kitty Hawk Funding Corp........................   6.60       9/11/2000      4,573,118
                          7,500,000    Kitty Hawk Funding Corp........................   6.62       9/11/2000      7,399,868
                          9,639,000    Knight-Ridder, Inc.............................   6.59       9/01/2000      9,527,988
                         12,000,000    Lehman Brothers Holdings Inc...................   6.17       8/17/2000     11,901,882
                          6,000,000    Lehman Brothers Holdings Inc...................   6.15       8/18/2000      5,949,841
                          9,000,000    Lehman Brothers Holdings Inc...................   6.17       8/18/2000      8,924,761
                          2,478,000    Morgan Stanley, Dean Witter & Co...............   6.59       9/05/2000      2,447,644
                         26,317,000    New Center Asset Trust.........................   6.60       7/17/2000     26,249,453
                          5,000,000    Salomon, Smith Barney Holdings, Inc............   6.58       7/17/2000      4,987,206
                         13,217,000    Salomon, Smith Barney Holdings, Inc............   6.60       9/21/2000     13,016,273
                            580,000    UBS Finance (Delaware), Inc....................   6.96       7/03/2000        580,000
                          9,500,000    UBS Finance (Delaware), Inc....................   6.60       9/05/2000      9,383,625
                         20,572,000    Variable Funding Capital Corp..................   6.63       9/21/2000     20,259,573
-----------------------------------------------------------------------------------------------------------------------------
                                       TOTAL COMMERCIAL PAPER (COST-$248,330,441)                                248,253,488
-----------------------------------------------------------------------------------------------------------------------------
CORPORATE                 5,000,000    SMM Trust, 1999-H+.............................   6.321      9/25/2000      5,000,000
NOTES-1.0%
-----------------------------------------------------------------------------------------------------------------------------
                                       TOTAL CORPORATE NOTES (COST-$5,000,000)                                     5,000,000
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.

Money Reserve Portfolio
Schedule of Investments as of June 30, 2000  (Concluded)         (in US dollars)
--------------------------------------------------------------------------------

                               FACE                                                     INTEREST    MATURITY
                             AMOUNT                         ISSUE                        RATE*        DATE          VALUE
-----------------------------------------------------------------------------------------------------------------------------
FUNDING                 $ 3,000,000    GE Life and Annuity Assurance Co...............   6.721%     9/01/2000   $  3,000,000
AGREEMENTS-4.2%           9,000,000    Jackson National Life Insurance Co.............   6.691      5/01/2001      9,000,000
                          5,000,000    Monumental Life Insurance Company..............   6.786     11/17/2000      5,000,000
                          5,000,000    The Travelers Insurance Company................   6.671      2/01/2001      5,000,000
-----------------------------------------------------------------------------------------------------------------------------
                                       TOTAL FUNDING AGREEMENTS (COST-$22,000,000)                                22,000,000
-----------------------------------------------------------------------------------------------------------------------------
MEDIUM-TERM               5,000,000    American Honda Finance Corp.+..................   6.693     11/07/2000      4,999,755
NOTES-18.9%              10,000,000    Associates Corporation of North America+.......   6.55       3/16/2001      9,992,911
                          3,000,000    The CIT Group Holdings, Inc.+..................   6.80       9/15/2000      2,999,408
                          5,000,000    The CIT Group Holdings, Inc.+..................   6.605      4/24/2001      4,997,241
                          7,000,000    Ford Motor Credit Company+.....................   6.77      10/02/2000      7,000,497
                          4,000,000    General Motors Acceptance Corp.+...............   6.253      7/20/2000      3,999,934
                          3,000,000    General Motors Acceptance Corp.+...............   5.75       7/28/2000      2,997,894
                          3,000,000    General Motors Acceptance Corp.+...............   6.83       9/01/2000      3,000,118
                          5,000,000    General Motors Acceptance Corp.+...............   6.28      10/06/2000      4,999,950
                          2,000,000    General Motors Acceptance Corp.+...............   6.99      12/01/2000      2,001,018
                          2,000,000    General Motors Acceptance Corp.+...............   6.858      2/27/2001      1,999,568
                          2,000,000    Goldman Sachs Group, Inc.......................   6.00       8/07/2000      1,999,501
                         10,000,000    Goldman Sachs Group, Inc.......................   6.55      12/22/2000     10,000,000
                          1,200,000    Goldman Sachs Group, Inc.+.....................   6.40       7/13/2001      1,200,000
                          5,000,000    Household Finance Corp.+.......................   7.049      6/04/2001      4,993,110
                          8,000,000    Household Finance Corp.+.......................   6.715      7/20/2001      7,996,160
                          5,000,000    Morgan Stanley, Dean Witter & Co.+.............   6.43       1/22/2001      5,002,715
                         10,000,000    Morgan Stanley, Dean Witter & Co.+.............   6.781      1/22/2001     10,001,570
                          6,000,000    Norwest Financial Inc.+........................   6.643      9/07/2000      5,999,361
                          3,000,000    Xerox Corp.....................................   5.70       7/26/2000      2,998,591
-----------------------------------------------------------------------------------------------------------------------------
                                       TOTAL MEDIUM-TERM NOTES (COST-$99,190,926)                                 99,179,302
-----------------------------------------------------------------------------------------------------------------------------
PROMISSORY               10,000,000    Goldman Sachs Group, Inc.+.....................   6.711      8/04/2000     10,000,000
NOTES-1.9%
-----------------------------------------------------------------------------------------------------------------------------
                                       TOTAL PROMISSORY NOTES (COST-$10,000,000)                                  10,000,000
-----------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT,            1,000,000    Federal Home Loan Mortgage Corporation.........   5.05      11/17/2000        993,717
AGENCY &                  1,700,000    Federal Home Loan Mortgage Corporation.........   5.18      11/24/2000      1,689,610
INSTRUMENTALITY           2,900,000    Federal Home Loan Mortgage Corporation.........   5.25       1/19/2001      2,876,191
OBLIGATIONS-NON-          2,800,000    Federal National Mortgage Association..........   5.07      12/14/2000      2,779,238
DISCOUNT-12.4%           10,000,000    Federal National Mortgage Association+.........   6.144      9/17/2001      9,990,753
                          9,500,000    Federal National Mortgage Association+.........   6.354      4/19/2002      9,500,000
                         15,000,000    Student Loan Marketing Association+............   6.494      9/29/2000     14,999,320
                         15,000,000    Student Loan Marketing Association+............   6.364      8/23/2001     14,993,454
                            900,000    US Treasury Notes..............................   4.50       9/30/2000        896,062
                            800,000    US Treasury Notes..............................   4.625     11/30/2000        794,250
                          2,900,000    US Treasury Notes..............................   4.625     12/31/2000      2,873,717
                          2,900,000    US Treasury Notes..............................   4.50       1/31/2001      2,867,375
-----------------------------------------------------------------------------------------------------------------------------
                                       TOTAL US GOVERNMENT, AGENCY &
                                       INSTRUMENTALITY OBLIGATIONS-NON-DISCOUNT
                                       (COST-$65,384,077)                                                         65,253,687
-----------------------------------------------------------------------------------------------------------------------------
                                       TOTAL INVESTMENTS (COST-$521,443,446)-99.4%....                           521,126,873
                                       OTHER ASSETS LESS LIABILITIES-0.6%.............                             3,270,697
                                                                                                                ------------
                                       NET ASSETS-100.0%..............................                          $524,397,570
                                                                                                                ============
-----------------------------------------------------------------------------------------------------------------------------

* Commercial Paper and certain US Government, Agency & Instrumentality Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio. Other securities bear interest at the rates shown payable at fixed rates or upon maturity. Interest rates on variable securities are adjusted periodically based on appropriate indexes. The interest rates shown are the rates in effect at June 30, 2000.

+ Variable Rate Notes.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.

Multiple Strategy Portfolio
Schedule of Investments as of June 30, 2000                      (in US dollars)
--------------------------------------------------------------------------------

                                                    SHARES
COUNTRIES               INDUSTRIES                   HELD               COMMON STOCKS                               VALUE
------------------------------------------------------------------------------------------------------------------------------
AUSTRALIA                MEDIA &                      107,300   The News Corporation Limited
                         COMMUNICATIONS                         (Convertible Preferred)
                                                                (ADR)(a).....................                   $    5,096,750
------------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL COMMON STOCKS IN
                                                                AUSTRALIA                                            5,096,750
------------------------------------------------------------------------------------------------------------------------------
BRAZIL                   OIL-INTEGRATED               104,000   Petroleo Brasileiro SA.......                        3,054,279
                        ------------------------------------------------------------------------------------------------------
                         TELECOMMUNICATIONS           160,600   Embratel Participacoes SA
                                                                (ADR)(a).....................                        3,794,175
                                                        1,920   Tele Norte Leste
                                                                Participacoes SA (ADR)(a)....                           45,360
                                                                                                                --------------
                                                                                                                     3,839,535
------------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL COMMON STOCKS IN BRAZIL                        6,893,814
------------------------------------------------------------------------------------------------------------------------------
CANADA                   COMMUNICATION                415,526   Nortel Networks Corporation..                       28,359,649
                         EQUIPMENT
                        ------------------------------------------------------------------------------------------------------
                         COMPUTER TECHNOLOGY          147,500   +ATI Technologies Inc........                        1,244,348
                        ------------------------------------------------------------------------------------------------------
                         TELECOMMUNICATIONS            43,000   BCE Inc......................                        1,023,938
------------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL COMMON STOCKS IN CANADA                       30,627,935
------------------------------------------------------------------------------------------------------------------------------
CHINA                    INTERNET CONTENT              26,000   +China.Com Corporation 'A'...                          529,750
------------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL COMMON STOCKS IN CHINA                           529,750
------------------------------------------------------------------------------------------------------------------------------
FINLAND                  COMMUNICATION                 63,200   Nokia Oyj....................                        3,238,189
                         EQUIPMENT
                        ------------------------------------------------------------------------------------------------------
                         COMPUTER SOFTWARE             41,400   +Stonesoft Oyj...............                          658,788
                                                       18,800   Tietoenator Oyj..............                          629,858
                                                                                                                --------------
                                                                                                                     1,288,646
------------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL COMMON STOCKS IN
                                                                FINLAND                                              4,526,835
------------------------------------------------------------------------------------------------------------------------------
FRANCE                   CHEMICALS                     61,300   Aventis SA...................                        4,492,369
                        ------------------------------------------------------------------------------------------------------
                         CONSUMER-                     12,200   Christian Dior SA............                        2,777,544
                         MISCELLANEOUS
                        ------------------------------------------------------------------------------------------------------
                         ELECTRONICS                   62,800   Thomson CSF..................                        2,483,855
                        ------------------------------------------------------------------------------------------------------
                         INFORMATION PROCESSING         6,200   Cap Gemini SA................                        1,096,543
                        ------------------------------------------------------------------------------------------------------
                         INSURANCE                     29,000   Axa..........................                        4,586,901
                        ------------------------------------------------------------------------------------------------------
                         MULTIMEDIA                    64,200   +Thomson Multimedia..........                        4,172,556
                        ------------------------------------------------------------------------------------------------------
                         OIL-INTEGRATED                     7   Elf Aquitaine SA.............                            1,439
                                                       27,759   Total Fina SA 'B'............                        4,273,530
                                                                                                                --------------
                                                                                                                     4,274,969
                        ------------------------------------------------------------------------------------------------------
                         SEMICONDUCTORS               111,000   STMicroelectronics NV (NY
                                                                Registered Shares)...........                        7,124,813
                        ------------------------------------------------------------------------------------------------------
                         TELEPHONE-INTEGRATED          24,800   France Telecom SA............                        3,480,408
                        ------------------------------------------------------------------------------------------------------
                         UTILITIES                     43,900   Vivendi......................                        3,890,531
------------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL COMMON STOCKS IN FRANCE                       38,380,489
------------------------------------------------------------------------------------------------------------------------------
GERMANY                  BANKING                       52,000   Deutsche Bank AG (Registered
                                                                Shares)......................                        4,306,798
                        ------------------------------------------------------------------------------------------------------
                         ELECTRONICS COMPONENTS        18,100   +Epcos AG....................                        1,828,760
------------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL COMMON STOCKS IN
                                                                GERMANY                                              6,135,558
------------------------------------------------------------------------------------------------------------------------------

                       PERCENT OF
COUNTRIES              NET ASSETS
---------------------
AUSTRALIA

                           0.4%
---------------------

                           0.4
---------------------
BRAZIL                     0.2
                       -----------

                           0.3

                           0.0
                         -----
                           0.3
---------------------
                           0.5
---------------------
CANADA                     2.0

                       -----------
                           0.1
                       -----------
                           0.1
---------------------
                           2.2
---------------------
CHINA                      0.0
---------------------
                           0.0
---------------------
FINLAND                    0.2

                       -----------
                           0.1
                           0.0
                         -----
                           0.1
---------------------

                           0.3
---------------------
FRANCE                     0.3
                       -----------
                           0.2

                       -----------
                           0.2
                       -----------
                           0.1
                       -----------
                           0.3
                       -----------
                           0.3
                       -----------
                           0.0
                           0.3
                         -----
                           0.3
                       -----------

                           0.5
                       -----------
                           0.2
                       -----------
                           0.3
---------------------
                           2.7
---------------------
GERMANY
                           0.3
                       -----------
                           0.1
---------------------

                           0.4
---------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.

Multiple Strategy Portfolio
Schedule of Investments as of June 30, 2000  (Continued)         (in US dollars)
--------------------------------------------------------------------------------

                                                    SHARES
COUNTRIES               INDUSTRIES                   HELD               COMMON STOCKS                               VALUE
------------------------------------------------------------------------------------------------------------------------------
HONG KONG                ELECTRONICS                   33,600   +Gemstar International Group
                                                                Limited......................                   $    2,064,300
                        ------------------------------------------------------------------------------------------------------
                         MULTI-INDUSTRY               189,420   Hutchison Whampoa Limited....                        2,381,327
------------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL COMMON STOCKS IN HONG
                                                                KONG                                                 4,445,627
------------------------------------------------------------------------------------------------------------------------------
IRELAND                  BANKING                      358,300   Bank of Ireland..............                        2,251,422
------------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL COMMON STOCKS IN
                                                                IRELAND                                              2,251,422
------------------------------------------------------------------------------------------------------------------------------
ITALY                    OIL-INTEGRATED               513,000   ENI SpA......................                        2,975,159
                        ------------------------------------------------------------------------------------------------------
                         PUBLISHING                    98,350   +Mondadori (Arnoldo) Editore
                                                                SpA..........................                        2,253,252
------------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL COMMON STOCKS IN ITALY                         5,228,411
------------------------------------------------------------------------------------------------------------------------------
JAPAN                    APPLIANCES                    37,400   Sony Corporation (ADR)(a)....                        3,527,288
                        ------------------------------------------------------------------------------------------------------
                         COMPUTER SOFTWARE             13,700   +Internet Initiative Japan
                                                                Inc. (ADR)(a)................                          810,013
                        ------------------------------------------------------------------------------------------------------
                         COMPUTERS                    209,000   NEC Corporation..............                        6,577,855
                        ------------------------------------------------------------------------------------------------------
                         DISTRIBUTION                   5,800   Softbank Corp................                          789,377
                        ------------------------------------------------------------------------------------------------------
                         DIVERSIFIED                  121,000   Olympus Optical Co., Ltd.....                        2,174,009
                        ------------------------------------------------------------------------------------------------------
                         ELECTRONICS                  102,000   Fujitsu Limited..............                        3,538,018
                                                      260,000   Hitachi Ltd..................                        3,759,747
                                                        7,260   Keyence Corporation..........                        2,401,588
                                                       35,000   Kyocera Corporation..........                        5,951,042
                                                      135,000   Matsushita Electric
                                                                Industrial Company, Ltd......                        3,508,813
                                                        8,000   Murata Manufacturing Co.,
                                                                Ltd..........................                        1,150,796
                                                       19,000   Rohm Company Ltd.............                        5,566,845
                                                       28,000   TDK Corporation..............                        4,033,080
                                                                                                                --------------
                                                                                                                    29,909,929
                        ------------------------------------------------------------------------------------------------------
                         FINANCE                       28,800   Orix Corporation.............                        4,259,912
                        ------------------------------------------------------------------------------------------------------
                         PHARMACEUTICALS               64,000   Takeda Chemical Industries,
                                                                Ltd..........................                        4,210,009
                                                       84,000   Yamanouchi Pharmaceutical
                                                                Co., Ltd.....................                        4,596,758
                                                                                                                --------------
                                                                                                                     8,806,767
                        ------------------------------------------------------------------------------------------------------
                         TELEPHONE-INTEGRATED             182   NTT Mobile Communications
                                                                Network, Inc.................                        4,936,818
                                                          232   Nippon Telegraph & Telephone
                                                                Corporation (NTT)............                        3,091,725
                                                                                                                --------------
                                                                                                                     8,028,543
                        ------------------------------------------------------------------------------------------------------
                         TRANSPORT SERVICES               518   East Japan Railway Company...                        3,015,812
                        ------------------------------------------------------------------------------------------------------
                         UTILITIES-ELECTRIC           111,000   Tokyo Electric Power.........                        2,711,923
                        ------------------------------------------------------------------------------------------------------
                                                                TOTAL COMMON STOCKS IN JAPAN                        70,611,428
------------------------------------------------------------------------------------------------------------------------------
NETHERLANDS              ELECTRONIC COMPONENTS         80,300   +ASM Lithography Holding NV..                        3,465,441
                        ------------------------------------------------------------------------------------------------------
                         ELECTRONICS                  103,200   Koninklijke (Royal) Philips
                                                                Electronics NV (NY Registered
                                                                Shares)......................                        4,902,000
                        ------------------------------------------------------------------------------------------------------
                         FOOD                         176,900   CSM NV.......................                        3,493,273
                        ------------------------------------------------------------------------------------------------------
                         PUBLISHING                    71,400   VNU NV.......................                        3,702,823
------------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL COMMON STOCKS IN THE
                                                                NETHERLANDS                                         15,563,537
------------------------------------------------------------------------------------------------------------------------------

                       PERCENT OF
COUNTRIES              NET ASSETS
---------------------
HONG KONG
                           0.1%
                       -----------
                           0.2
---------------------

                           0.3
---------------------
IRELAND                    0.2
---------------------

                           0.2
---------------------
ITALY                      0.2
                       -----------

                           0.2
---------------------
                           0.4
---------------------
JAPAN                      0.2
                       -----------

                           0.1
                       -----------
                           0.5
                       -----------
                           0.1
                       -----------
                           0.1
                       -----------
                           0.2
                           0.3
                           0.2
                           0.4

                           0.2

                           0.1
                           0.4
                           0.3
                         -----
                           2.1
                       -----------
                           0.3
                       -----------

                           0.3

                           0.3
                         -----
                           0.6
                       -----------

                           0.4

                           0.2
                         -----
                           0.6
                       -----------
                           0.2
                       -----------
                           0.2
                       -----------
                           5.0
---------------------
NETHERLANDS                0.2
                       -----------

                           0.4
                       -----------
                           0.2
                       -----------
                           0.3
---------------------

                           1.1
---------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.

Multiple Strategy Portfolio
Schedule of Investments as of June 30, 2000  (Continued)         (in US dollars)
--------------------------------------------------------------------------------

                                                    SHARES
COUNTRIES               INDUSTRIES                   HELD               COMMON STOCKS                               VALUE
------------------------------------------------------------------------------------------------------------------------------
SINGAPORE                ELECTRONICS COMPONENTS        29,600   +Flextronics International
                                                                Ltd..........................                   $    2,033,150
------------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL COMMON STOCKS IN
                                                                SINGAPORE                                            2,033,150
------------------------------------------------------------------------------------------------------------------------------
SOUTH KOREA              ELECTRONICS                   12,400   Samsung Electronics..........                        4,103,585
------------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL COMMON STOCKS IN SOUTH
                                                                KOREA                                                4,103,585
------------------------------------------------------------------------------------------------------------------------------
SPAIN                    OIL-INTEGRATED               149,400   Repsol-YPF, SA...............                        2,986,029
                        ------------------------------------------------------------------------------------------------------
                         TELEPHONE-INTEGRATED         212,800   +Telefonica SA...............                        4,589,777
                        ------------------------------------------------------------------------------------------------------
                         UTILITIES                    132,000   Endesa SA....................                        2,567,399
------------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL COMMON STOCKS IN SPAIN                        10,143,205
------------------------------------------------------------------------------------------------------------------------------
SWEDEN                   PUBLISHING                   203,400   Fastighets AB Tornet.........                        2,678,452
                        ------------------------------------------------------------------------------------------------------
                         TELECOMMUNICATIONS           164,000   +Telia AB....................                        1,551,933
                        ------------------------------------------------------------------------------------------------------
                         TELEPHONE-INTEGRATED         385,940   Telefonaktiebolaget LM
                                                                Ericsson AB 'B'..............                        7,678,318
------------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL COMMON STOCKS IN SWEDEN                       11,908,703
------------------------------------------------------------------------------------------------------------------------------
SWITZERLAND              DRUGS                          1,100   Novartis AG (Registered
                                                                Shares)......................                        1,747,986
                        ------------------------------------------------------------------------------------------------------
                         PHARMACEUTICALS                  312   +Givaudan (Registered).......                           95,264
                                                          312   Roche Holding AG (Genuss)....                        3,046,897
                                                                                                                --------------
                                                                                                                     3,142,161
------------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL COMMON STOCKS IN
                                                                SWITZERLAND                                          4,890,147
------------------------------------------------------------------------------------------------------------------------------
TAIWAN                   SEMICONDUCTORS               515,840   +Taiwan Semiconductor
                                                                Manufacturing Company........                        2,445,216
------------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL COMMON STOCKS IN TAIWAN                        2,445,216
------------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM           BANKING                      145,000   Barclays PLC.................                        3,606,640
                        ------------------------------------------------------------------------------------------------------
                         BEVERAGES                    320,000   Diageo PLC...................                        2,872,777
                        ------------------------------------------------------------------------------------------------------
                         BUILDING &                   373,000   Hanson PLC...................                        2,637,078
                         CONSTRUCTION
                        ------------------------------------------------------------------------------------------------------
                         COMPUTER SERVICES             33,200   Logica PLC...................                          786,090
                        ------------------------------------------------------------------------------------------------------
                         DRUGS                         74,200   AstraZeneca Group PLC........                        3,465,423
                        ------------------------------------------------------------------------------------------------------
                         MANUFACTURING                943,000   Invensys PLC.................                        3,540,467
                        ------------------------------------------------------------------------------------------------------
                         OIL-INTEGRATED               260,000   BP Amoco PLC.................                        2,495,513
                                                      129,200   Shell Transport & Trading
                                                                Company (ADR)(a).............                        6,451,925
                                                                                                                --------------
                                                                                                                     8,947,438
                        ------------------------------------------------------------------------------------------------------
                         PHARMACEUTICALS               96,900   Glaxo Wellcome PLC...........                        2,826,849
                                                      216,200   SmithKline Beecham PLC.......                        2,831,190
                                                                                                                --------------
                                                                                                                     5,658,039
                        ------------------------------------------------------------------------------------------------------
                         TELECOMMUNICATIONS           163,800   Cable & Wireless PLC.........                        2,774,861
                                                    1,859,466   Vodafone AirTouch PLC........                        7,516,172
                                                                                                                --------------
                                                                                                                    10,291,033
------------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL COMMON STOCKS IN THE
                                                                UNITED KINGDOM                                      41,804,985
------------------------------------------------------------------------------------------------------------------------------

                       PERCENT OF
COUNTRIES              NET ASSETS
---------------------
SINGAPORE
                           0.2%
---------------------

                           0.2
---------------------
SOUTH KOREA                0.3
---------------------

                           0.3
---------------------
SPAIN                      0.2
                       -----------
                           0.3
                       -----------
                           0.2
---------------------
                           0.7
---------------------
SWEDEN                     0.2
                       -----------
                           0.1
                       -----------

                           0.6
---------------------
                           0.9
---------------------
SWITZERLAND
                           0.1
                       -----------
                           0.0
                           0.2
                         -----
                           0.2
---------------------

                           0.3
---------------------
TAIWAN
                           0.2
---------------------
                           0.2
---------------------
UNITED KINGDOM             0.3
                       -----------
                           0.2
                       -----------
                           0.2

                       -----------
                           0.1
                       -----------
                           0.2
                       -----------
                           0.3
                       -----------
                           0.2

                           0.4
                         -----
                           0.6
                       -----------
                           0.2
                           0.2
                         -----
                           0.4
                       -----------
                           0.2
                           0.5
                         -----
                           0.7
---------------------

                           3.0
---------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.

Multiple Strategy Portfolio
Schedule of Investments as of June 30, 2000  (Continued)         (in US dollars)
--------------------------------------------------------------------------------

                                                    SHARES
COUNTRIES               INDUSTRIES                   HELD               COMMON STOCKS                               VALUE
------------------------------------------------------------------------------------------------------------------------------
UNITED STATES            AEROSPACE                     66,000   The Boeing Company...........                   $    2,759,625
                        ------------------------------------------------------------------------------------------------------
                         AEROSPACE & DEFENSE           93,541   United Technologies
                                                                Corporation..................                        5,507,226
                        ------------------------------------------------------------------------------------------------------
                         APPAREL                       67,900   The Gap, Inc.................                        2,121,875
                        ------------------------------------------------------------------------------------------------------
                         APPLICATION                   32,520   +Siebel Systems, Inc. .......                        5,319,052
                         DEVELOPMENT SOFTWARE
                        ------------------------------------------------------------------------------------------------------
                         AUTOMOTIVE PRODUCTS           14,100   +General Motors Corporation
                                                                (Class H)....................                        1,237,275
                        ------------------------------------------------------------------------------------------------------
                         BANKING                      134,758   Bank of America Corporation..                        5,794,594
                                                      252,600   The Bank of New York
                                                                Company, Inc. ...............                       11,745,900
                                                       92,000   The Chase Manhattan
                                                                Corporation..................                        4,237,750
                                                                                                                --------------
                                                                                                                    21,778,244
                        ------------------------------------------------------------------------------------------------------
                         BANKING & FINANCIAL          256,900   Citigroup Inc................                       15,478,225
                        ------------------------------------------------------------------------------------------------------
                         BEVERAGES                    204,100   The Coca-Cola Company........                       11,722,994
                                                      217,720   PepsiCo, Inc.................                        9,674,932
                                                                                                                --------------
                                                                                                                    21,397,926
                        ------------------------------------------------------------------------------------------------------
                         BROADCASTING &                94,400   +TV Guide, Inc. (Class A)....                        3,233,200
                         PUBLISHING
                        ------------------------------------------------------------------------------------------------------
                         BROADCASTING-CABLE           463,300   +AT&T Corp.- Liberty Media
                                                                Group (Class A)..............                       11,235,025
                        ------------------------------------------------------------------------------------------------------
                         BROADCASTING-                 18,000   +Univision Communications
                         MEDIA                                  Inc. (Class A)                                       1,863,000
                        ------------------------------------------------------------------------------------------------------
                         BUILDING PRODUCTS             36,500   +American Tower Corporation
                                                                (Class A)....................                        1,521,594
                        ------------------------------------------------------------------------------------------------------
                         BUSINESS SERVICES            100,300   +Oracle Corporation..........                        8,425,200
                        ------------------------------------------------------------------------------------------------------
                         CABLE                        211,100   +Charter Communications, Inc.
                                                                (Class A)....................                        3,469,956
                        ------------------------------------------------------------------------------------------------------
                         CAPITAL EQUIPMENT             47,026   +Agilent
                                                                Technologies, Inc............                        3,468,167
                                                      123,300   Hewlett-Packard Company......                       15,397,087
                                                                                                                --------------
                                                                                                                    18,865,254
                        ------------------------------------------------------------------------------------------------------
                         CAPITAL GOODS                 22,900   Minnesota Mining and
                                                                Manufacturing Company (3M)...                        1,889,250
                        ------------------------------------------------------------------------------------------------------
                         CELLULAR TELEPHONES           35,200   +Dobson Communications
                                                                Corporation (Class A)........                          677,600
                        ------------------------------------------------------------------------------------------------------
                         CHEMICALS                    192,453   Rohm and Haas Company........                        6,639,628
                        ------------------------------------------------------------------------------------------------------
                         COMMERCIAL SERVICES          117,800   +Convergys Corporation.......                        6,110,875
                        ------------------------------------------------------------------------------------------------------
                         COMMUNICATION                  7,200   +CIENA Corporation...........                        1,199,700
                         EQUIPMENT                    139,420   +WorldCom, Inc...............                        6,395,893
                                                      287,550   Lucent Technologies, Inc.....                       17,037,337
                                                                                                                --------------
                                                                                                                    24,632,930
                        ------------------------------------------------------------------------------------------------------
                         COMMUNICATIONS                60,200   +Pegasus Communications
                                                                Corporation..................                        2,946,037
                        ------------------------------------------------------------------------------------------------------
                         COMPUTER SERVICES            153,600   +America Online, Inc.........                        8,102,400
                                                      518,722   +Cisco Systems, Inc..........                       32,971,254
                                                       93,000   Electronic Data Systems
                                                                Corporation..................                        3,836,250
                                                        2,800   +StorageNetworks, Inc........                          252,700
                                                                                                                --------------
                                                                                                                    45,162,604
                        ------------------------------------------------------------------------------------------------------
                         COMPUTER TECHNOLOGY           89,000   +Solectron Corporation.......                        3,726,875
                        ------------------------------------------------------------------------------------------------------

                       PERCENT OF
COUNTRIES              NET ASSETS
---------------------
UNITED STATES              0.2%
                       -----------

                           0.4
                       -----------
                           0.1
                       -----------
                           0.4

                       -----------

                           0.1
                       -----------
                           0.4

                           0.8

                           0.3
                         -----
                           1.5
                       -----------
                           1.1
                       -----------
                           0.8
                           0.7
                         -----
                           1.5
                       -----------
                           0.2

                       -----------

                           0.8
                       -----------

                           0.1
                       -----------

                           0.1
                       -----------
                           0.6
                       -----------

                           0.2
                       -----------

                           0.2
                           1.1
                         -----
                           1.3
                       -----------

                           0.1
                       -----------

                           0.0
                       -----------
                           0.5
                       -----------
                           0.4
                       -----------
                           0.1
                           0.5
                           1.2
                         -----
                           1.8
                       -----------

                           0.2
                       -----------
                           0.6
                           2.3

                           0.3
                           0.0
                         -----
                           3.2
                       -----------
                           0.3
                       -----------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.

Multiple Strategy Portfolio
Schedule of Investments as of June 30, 2000  (Continued)         (in US dollars)
--------------------------------------------------------------------------------

                                                    SHARES
COUNTRIES               INDUSTRIES                   HELD               COMMON STOCKS                               VALUE
------------------------------------------------------------------------------------------------------------------------------
UNITED STATES            COMPUTERS                     98,200   Compaq Computer
(CONTINUED)                                                     Corporation..................                   $    2,510,237
                                                      197,380   +EMC Corporation.............                       15,185,924
                                                       94,615   International Business
                                                                Machines Corporation.........                       10,366,256
                                                       74,350   RadioShack Corporation.......                        3,522,331
                                                      136,920   +Sun Microsystems, Inc.......                       12,451,162
                                                                                                                --------------
                                                                                                                    44,035,910
                        ------------------------------------------------------------------------------------------------------
                         COMPUTERS & COMPUTER          17,700   +Ariba, Inc..................                        1,734,600
                         SERVICES
                        ------------------------------------------------------------------------------------------------------
                         CONSUMER PRODUCTS             91,700   Honeywell International
                                                                Inc..........................                        3,089,144
                        ------------------------------------------------------------------------------------------------------
                         CONSUMER-ELECTRONICS         125,900   +Dell Computer Corporation...                        6,208,444
                        ------------------------------------------------------------------------------------------------------
                         DIVERSIFIED                   37,400   +Conexant Systems, Inc.......                        1,816,237
                         COMPANIES                     30,900   Corning Incorporated.........                        8,339,138
                                                                                                                --------------
                                                                                                                    10,155,375
                        ------------------------------------------------------------------------------------------------------
                         ELECTRIC & GAS               214,800   +Calpine Corporation.........                       14,123,100
                                                      103,900   DPL Inc......................                        2,279,306
                                                                                                                --------------
                                                                                                                    16,402,406
                        ------------------------------------------------------------------------------------------------------
                         ELECTRICAL                     2,400   +Capstone Turbine
                                                                Corporation..................                          108,450
                        ------------------------------------------------------------------------------------------------------
                         ELECTRICAL &                  49,800   +The AES Corporation.........                        2,272,125
                         ELECTRONICS
                        ------------------------------------------------------------------------------------------------------
                         ELECTRICAL EQUIPMENT         454,450   General Electric Company.....                       24,085,850
                        ------------------------------------------------------------------------------------------------------
                         ELECTRONIC COMPONENTS         32,700   +LSI Logic Corporation.......                        1,769,887
                        ------------------------------------------------------------------------------------------------------
                         ELECTRONICS/                  10,600   +Analog Devices, Inc. .......                          805,600
                         INSTRUMENTS                   21,000   +Broadcom Corporation
                                                                (Class A)....................                        4,597,687
                                                      258,950   Intel Corporation............                       34,602,194
                                                      108,250   Texas Instruments
                                                                Incorporated.................                        7,435,422
                                                                                                                --------------
                                                                                                                    47,440,903
                        ------------------------------------------------------------------------------------------------------
                         FIBER OPTICS                   1,300   +Exfo Electro-Optical
                                                                Engineering Inc..............                           57,037
                        ------------------------------------------------------------------------------------------------------
                         FINANCE                       68,400   Freddie Mac..................                        2,770,200
                        ------------------------------------------------------------------------------------------------------
                         FINANCIAL SERVICES           104,330   Associates First Capital
                                                                Corporation (Class A)........                        2,327,863
                                                       76,500   The Charles Schwab
                                                                Corporation..................                        2,572,312
                                                      167,580   Wells Fargo Company..........                        6,493,725
                                                                                                                --------------
                                                                                                                    11,393,900
                        ------------------------------------------------------------------------------------------------------
                         HEALTHCARE-                   97,400   HCA-The Healthcare
                         PRODUCTS & SERVICES                    Corporation..................                        2,958,525
                        ------------------------------------------------------------------------------------------------------
                         HOUSEHOLD PRODUCTS           190,050   Colgate-Palmolive Company....                       11,379,244
                                                       26,000   The Procter & Gamble
                                                                Company......................                        1,488,500
                                                                                                                --------------
                                                                                                                    12,867,744
                        ------------------------------------------------------------------------------------------------------
                         INSURANCE                     81,880   AXA Financial, Inc...........                        2,783,920
                                                      105,850   American International
                                                                Group, Inc. .................                       12,437,375
                                                       31,200   ITT Industries, Inc..........                          947,700
                                                                                                                --------------
                                                                                                                    16,168,995
                        ------------------------------------------------------------------------------------------------------

                       PERCENT OF
COUNTRIES              NET ASSETS
---------------------
UNITED STATES
                           0.2%
(CONTINUED)                1.1

                           0.7
                           0.3
                           0.9
                         -----
                           3.2
                       -----------
                           0.1

                       -----------

                           0.2
                       -----------
                           0.4
                       -----------
                           0.1
                           0.6
                         -----
                           0.7
                       -----------
                           1.0
                           0.2
                         -----
                           1.2
                       -----------

                           0.0
                       -----------
                           0.2

                       -----------
                           1.7
                       -----------
                           0.1
                       -----------
                           0.1

                           0.3
                           2.5

                           0.5
                         -----
                           3.4
                       -----------

                           0.0
                       -----------
                           0.2
                       -----------

                           0.2

                           0.2
                           0.5
                         -----
                           0.9
                       -----------

                           0.2
                       -----------
                           0.8

                           0.1
                         -----
                           0.9
                       -----------
                           0.2

                           0.9
                           0.1
                         -----
                           1.2
                       -----------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.

Multiple Strategy Portfolio
Schedule of Investments as of June 30, 2000  (Continued)         (in US dollars)
--------------------------------------------------------------------------------

                                                    SHARES
COUNTRIES               INDUSTRIES                   HELD               COMMON STOCKS                               VALUE
------------------------------------------------------------------------------------------------------------------------------
UNITED                   INTERNET SOFTWARE             31,100   +IntraNet Solutions, Inc.....                   $    1,193,463
STATES                                                 18,025   +VeriSign, Inc...............                        3,178,033
                                                                                                                --------------
(CONTINUED)                                                                                                          4,371,496
                        ------------------------------------------------------------------------------------------------------
                         INTERNETWORKING                1,600   +Alamosa PCS
                                                                Holdings, Inc................                           33,400
                                                       20,600   +InfoSpace.com, Inc..........                        1,138,150
                                                       19,600   +Inktomi Corporation.........                        2,317,700
                                                                                                                --------------
                                                                                                                     3,489,250
                        ------------------------------------------------------------------------------------------------------
                         LASER SYSTEMS &              142,690   +JDS Uniphase Corporation....                       17,096,046
                         COMPONENTS
                        ------------------------------------------------------------------------------------------------------
                         MANUFACTURING                182,700   Tyco International Ltd.......                        8,655,413
                        ------------------------------------------------------------------------------------------------------
                         MEDICAL TECHNOLOGY            40,000   +Boston Scientific
                                                                Corporation..................                          877,500
                                                       52,350   Johnson & Johnson............                        5,333,156
                                                                                                                --------------
                                                                                                                     6,210,656
                        ------------------------------------------------------------------------------------------------------
                         METALS                       164,000   Alcoa Inc....................                        4,756,000
                        ------------------------------------------------------------------------------------------------------
                         MULTI-INDUSTRY                26,900   Textron, Inc. ...............                        1,461,006
                        ------------------------------------------------------------------------------------------------------
                         MULTI-MEDIA                   31,100   Time Warner Inc..............                        2,363,600
                        ------------------------------------------------------------------------------------------------------
                         NATURAL GAS                  218,740   Enron Corp...................                       14,108,730
                        ------------------------------------------------------------------------------------------------------
                         NATURAL RESOURCES            192,900   Burlington Resources Inc.....                        7,378,425
                        ------------------------------------------------------------------------------------------------------
                         NETWORKING PRODUCTS            7,100   +ONI Systems Corp............                          832,031
                        ------------------------------------------------------------------------------------------------------
                         OIL & GAS PRODUCERS           38,000   +Nabors Industries, Inc......                        1,579,375
                        ------------------------------------------------------------------------------------------------------
                         OIL-INTEGRATED               226,608   Exxon Mobil Corporation......                       17,788,728
                        ------------------------------------------------------------------------------------------------------
                         OIL SERVICES                  57,500   Schlumberger Limited.........                        4,290,937
                        ------------------------------------------------------------------------------------------------------
                         PETROLEUM                     51,300   Unocal Corporation...........                        1,699,313
                        ------------------------------------------------------------------------------------------------------
                         PHARMACEUTICALS              129,800   American Home Products
                                                                Corporation..................                        7,625,750
                                                      107,970   Cardinal Health, Inc.........                        7,989,780
                                                       39,000   Eli Lilly and Company........                        3,895,125
                                                      160,310   Merck & Co., Inc. ...........                       12,283,754
                                                      286,070   Pfizer Inc...................                       13,731,360
                                                       49,600   Schering-Plough Corporation..                        2,504,800
                                                                                                                --------------
                                                                                                                    48,030,569
                        ------------------------------------------------------------------------------------------------------
                         RADIO & TELEVISION           182,490   +AMFM Inc....................                       12,591,810
                        ------------------------------------------------------------------------------------------------------
                         RETAIL                        99,480   +Safeway Inc. ...............                        4,489,035
                                                      129,550   Wal-Mart Stores, Inc.........                        7,465,319
                                                                                                                --------------
                                                                                                                    11,954,354
                        ------------------------------------------------------------------------------------------------------
                         RETAIL SPECIALTY             122,550   Lowe's Companies, Inc........                        5,032,209
                        ------------------------------------------------------------------------------------------------------
                         SCIENTIFIC EQUIPMENT          52,330   Millipore Corporation........                        3,944,374
                        ------------------------------------------------------------------------------------------------------
                         SEMICONDUCTORS               204,900   Motorola, Inc................                        5,954,906
                        ------------------------------------------------------------------------------------------------------
                         SOFTWARE                      87,300   +Amdocs Limited..............                        6,700,275
                                                        6,700   +Macromedia, Inc.............                          647,387
                                                      170,540   +Microsoft Corporation.......                       13,632,541
                                                       87,000   +Network Associates, Inc.....                        1,772,625
                                                       26,100   +RSA Security Inc............                        1,813,950
                                                       35,200   +VERITAS Software
                                                                Corporation..................                        3,977,600
                                                       27,300   +Wind River Systems, Inc.....                        1,033,988
                                                       28,400   +Yahoo! Inc..................                        3,518,050
                                                                                                                --------------
                                                                                                                    33,096,416
                        ------------------------------------------------------------------------------------------------------
                         TECHNOLOGY                    26,000   Symbol Technologies, Inc.....                        1,404,000
                        ------------------------------------------------------------------------------------------------------

                       PERCENT OF
COUNTRIES              NET ASSETS
---------------------
UNITED                     0.1%
STATES                     0.2
                         -----
(CONTINUED)                0.3
                       -----------

                           0.0
                           0.1
                           0.2
                         -----
                           0.3
                       -----------
                           1.2

                       -----------
                           0.6
                       -----------

                           0.1
                           0.4
                         -----
                           0.5
                       -----------
                           0.3
                       -----------
                           0.1
                       -----------
                           0.2
                       -----------
                           1.0
                       -----------
                           0.5
                       -----------
                           0.1
                       -----------
                           0.1
                       -----------
                           1.3
                       -----------
                           0.3
                       -----------
                           0.1
                       -----------

                           0.5
                           0.6
                           0.3
                           0.9
                           1.0
                           0.2
                         -----
                           3.5
                       -----------
                           0.9
                       -----------
                           0.3
                           0.6
                         -----
                           0.9
                       -----------
                           0.4
                       -----------
                           0.3
                       -----------
                           0.4
                       -----------
                           0.5
                           0.0
                           1.0
                           0.1
                           0.1

                           0.3
                           0.1
                           0.2
                         -----
                           2.3
                       -----------
                           0.1
                       -----------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.

Multiple Strategy Portfolio
Schedule of Investments as of June 30, 2000  (Continued)         (in US dollars)
--------------------------------------------------------------------------------

                                                    SHARES
COUNTRIES               INDUSTRIES                   HELD               COMMON STOCKS                               VALUE
------------------------------------------------------------------------------------------------------------------------------
UNITED                   TELECOMMUNICATIONS           108,200   +AT&T Wireless Group.........                   $    3,016,075
STATES                                                 75,600   +Adelphia Business
(CONCLUDED)                                                     Solutions, Inc. .............                        1,748,250
                                                      204,200   GTE Corporation..............                       12,711,450
                                                       22,300   +Level 3
                                                                Communications, Inc..........                        1,961,006
                                                      179,000   +McLeodUSA Incorporated
                                                                (Class A)....................                        3,703,062
                                                       36,800   +Qwest Communications
                                                                International Inc............                        1,828,500
                                                       32,000   Sprint Corp. (FON Group).....                        1,632,000
                                                       93,200   +Sprint Corp. (PCS Group)....                        5,545,400
                                                                                                                --------------
                                                                                                                    32,145,743
                        ------------------------------------------------------------------------------------------------------
                         UTILITIES-                   219,200   SBC Communications Inc.......                        9,480,400
                         COMMUNICATIONS
                        ------------------------------------------------------------------------------------------------------
                         UTILITIES-ELECTRIC            70,000   Constellation Energy Group...                        2,279,375
                        ------------------------------------------------------------------------------------------------------
                         UTILITIES-GAS PIPELINE        45,000   Dynegy Inc. (Class A)........                        3,074,062
                        ------------------------------------------------------------------------------------------------------
                         WIRELESS                       2,800   +Telaxis Communications
                         COMMUNICATIONS                         Corporation..................                           87,325
                        ------------------------------------------------------------------------------------------------------
                         WIRELESS                     111,400   +Nextel Communications, Inc.
                         COMMUNICATIONS-                        (Class A)....................                        6,816,287
                         DOMESTIC PAGING &
                         CELLULAR
------------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL COMMON STOCKS IN THE
                                                                UNITED STATES                                      691,490,807
------------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS IN COMMON STOCKS
                                                                (COST-$747,210,944)                                959,111,354
------------------------------------------------------------------------------------------------------------------------------

                       PERCENT OF
COUNTRIES              NET ASSETS
---------------------
UNITED                     0.2%
STATES
(CONCLUDED)                0.1
                           0.9

                           0.2

                           0.3

                           0.1
                           0.1
                           0.4
                         -----
                           2.3
                       -----------
                           0.7

                       -----------
                           0.2
                       -----------
                           0.2
                       -----------

                           0.0
                       -----------

                           0.5

---------------------

                          49.3
---------------------

                          68.4
---------------------

                                                     FACE
                                                    AMOUNT           US CORPORATE BONDS
------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES                                $ 3,000,000   General Electric Capital
                                                                Corp., 8.75% due 5/21/2007...                        3,254,580
------------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS IN US CORPORATE BONDS
                                                                (COST-$3,373,650)                                    3,254,580
------------------------------------------------------------------------------------------------------------------------------


---------------------
FINANCIAL SERVICES
                           0.2
---------------------

                           0.2
---------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.

Multiple Strategy Portfolio
Schedule of Investments as of June 30, 2000  (Concluded)         (in US dollars)
--------------------------------------------------------------------------------

                                                     FACE
                                                    AMOUNT          SHORT-TERM SECURITIES                           VALUE
------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER*                                 $25,044,000   General Motors Acceptance
                                                                Corp., 7.13% due 7/03/2000...                   $   25,034,080
------------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
                                                                (COST-$25,034,080)                                  25,034,080
------------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS
                                                                (COST-$1,185,729,586)........                    1,400,374,514
                                                                UNREALIZED APPRECIATION ON
                                                                FORWARD FOREIGN EXCHANGE
                                                                CONTRACTS**..................                          144,380
                                                                OTHER ASSETS LESS
                                                                LIABILITIES..................                        2,915,426
                                                                                                                --------------
                                                                NET ASSETS...................                   $1,403,434,320
                                                                                                                ==============
------------------------------------------------------------------------------------------------------------------------------

                       PERCENT OF
                       NET ASSETS
---------------------
COMMERCIAL PAPER*
                           1.8%
---------------------

                           1.8
---------------------

                          99.8

                           0.0

                           0.2
                         -----
                         100.0%
                         =====
---------------------

(a) American Depositary Receipts (ADR).
 + Non-income producing security.
 * Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Portfolio.
 ** Forward foreign exchange contracts sold as of June 30, 2000 were as follows:

    ------------------------------------------------------
                                            UNREALIZED
    FOREIGN                   EXPIRATION    APPRECIATION
    CURRENCY SOLD                DATE       (DEPRECIATION)
    ------------------------------------------------------
    A$   7,600,000            July 2000        $  9,424
    [EURO]    21,000,000     August 2000        (55,755)
    L     5,775,000          August 2000            260
    Y 7,400,000,000           July 2000         190,451
    ------------------------------------------------------
    TOTAL UNREALIZED APPRECIATION ON
    FORWARD FOREIGN EXCHANGE
    CONTRACTS-NET (US$
    COMMITMENT-$103,669,853)                   $144,380
                                               ========
    ------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.

Natural Resources Portfolio
Schedule of Investments as of June 30, 2000                      (in US dollars)
--------------------------------------------------------------------------------

                           SHARES                                                                           PERCENT OF
INDUSTRIES                  HELD                                STOCKS                           VALUE      NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
ALUMINUM                      4,776       Alcoa Inc.........................................  $   138,504       0.9%
-----------------------------------------------------------------------------------------------------------------------
CANADIAN                      9,200       Alberta Energy Company Ltd. ......................      371,303       2.4
INDEPENDENTS                  5,200       +Anderson Exploration Ltd.........................       94,405       0.6
                             18,000       +Baytex Energy Ltd. ..............................      170,075       1.1
                             24,025       +Canadian Hunter Exploration Ltd. ................      509,946       3.3
                              3,500       +Canadian Natural Resources Ltd. .................      101,573       0.7
                              6,600       Canadian Occidental Petroleum Ltd. ...............      178,842       1.2
                              3,000       +Chieftain International, Inc. ...................       57,188       0.4
                             14,800       +Crestar Energy, Inc..............................      225,241       1.5
                             16,200       +Cypress Energy Inc. (Class A)....................       73,254       0.5
                             21,000       +Genesis Exploration Ltd..........................      155,902       1.0
                             33,200       +Gulf Canada Resources Limited (Ordinary).........      159,775       1.0
                             13,900       Paramount Resources Ltd. .........................      142,124       0.9
                              7,800       +Rio Alto Exploration Ltd.........................      142,660       0.9
                              7,800       +Talisman Energy Inc. ............................      258,210       1.7
                             13,300       +Tesco Corporation................................      135,540       0.9
                             22,900       +Velvet Exploration Ltd. .........................       74,185       0.5
                                                                                              -----------     -----
                                                                                                2,850,223      18.6
-----------------------------------------------------------------------------------------------------------------------
CHEMICALS                     4,400       Air Products and Chemicals, Inc. .................      135,575       0.9
-----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED RESOURCES         3,500       Ashland Inc. .....................................      122,719       0.8
COMPANIES
-----------------------------------------------------------------------------------------------------------------------
INTERGRATED OIL               4,900       Amerada Hess Corporation..........................      302,575       2.0
COMPANIES                     4,900       Chevron Corporation...............................      415,581       2.7
                              1,800       Conoco Inc. (Class A).............................       39,600       0.3
                              6,600       Conoco Inc. (Class B).............................      162,113       1.0
                              1,500       ENI SpA (ADR)*....................................       87,281       0.6
                              5,104       Exxon Mobil Corporation...........................      400,664       2.6
                              7,000       Murphy Oil Corporation............................      416,063       2.7
                              1,900       Phillips Petroleum Company........................       96,306       0.6
                              2,500       Royal Dutch Petroleum Company (NY Registered
                                           Shares)..........................................      153,906       1.0
                              2,600       Texaco Inc. ......................................      138,450       0.9
                              7,500       USX-Marathon Group................................      187,969       1.2
                                                                                              -----------     -----
                                                                                                2,400,508      15.6
-----------------------------------------------------------------------------------------------------------------------
LAND & OFFSHORE              28,800       +Drillers Technology Corp. .......................       31,099       0.2
DRILLING COMPANIES            6,100       Ensign Resource Service Group, Inc................      200,904       1.3
                              5,500       Global Marine Inc.................................      155,031       1.0
                              3,900       Nabors Industries, Inc............................      162,094       1.0
                              6,300       Noble Drilling Corporation........................      259,481       1.7
                             10,100       R&B Falcon Corporation............................      237,981       1.5
                              5,800       Santa Fe International Corporation................      202,637       1.3
                                                                                              -----------     -----
                                                                                                1,249,227       8.0
-----------------------------------------------------------------------------------------------------------------------
METALS & MINING             173,700       M.I.M. Holdings Limited...........................       93,861       0.6
                              2,000       Phelps Dodge Corporation..........................       74,375       0.5
                             12,150       +Stillwater Mining Company........................      338,681       2.2
                             38,600       WMC Limited.......................................      173,190       1.1
                             14,260       +Zimbabwe Platinum Mines Limited..................        1,738       0.0
                                                                                              -----------     -----
                                                                                                  681,845       4.4
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.

Natural Resources Portfolio
Schedule of Investments as of June 30, 2000  (Continued)         (in US dollars)
--------------------------------------------------------------------------------

                           SHARES                                                                           PERCENT OF
INDUSTRIES                  HELD                                STOCKS                           VALUE      NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
OIL & GAS PRODUCERS           5,500       Anadarko Petroleum Corporation....................  $   271,219       1.8%
                              6,800       Apache Corporation................................      399,925       2.6
                              4,400       +Barrett Resources Corporation....................      133,925       0.9
                              3,040       Burlington Resources Inc..........................      116,280       0.7
                              3,600       Cabot Oil & Gas Corporation (Class A).............       76,275       0.5
                             10,075       Devon Energy Corporation..........................      566,089       3.7
                             20,400       EOG Resources, Inc................................      683,400       4.4
                              3,979       Kerr-McGee Corporation............................      234,512       1.5
                                400       Mitchell Energy & Development Corp. (Class A).....       12,850       0.1
                              2,400       +Stone Energy Corporation.........................      143,400       0.9
                              5,700       Unocal Corporation................................      188,813       1.2
                                                                                              -----------     -----
                                                                                                2,826,688      18.3
-----------------------------------------------------------------------------------------------------------------------
OIL SERVICES                  4,900       +BJ Services Company..............................      306,250       2.0
                              7,800       Baker Hughes Incorporated.........................      249,600       1.6
                              3,700       Coflexip SA (ADR)*................................      222,925       1.4
                              4,200       +Cooper Cameron Corporation.......................      277,200       1.8
                             15,800       +Drillers Technology Corp. .......................       17,061       0.1
                              6,700       +Grant Prideco, Inc...............................      167,500       1.1
                              6,000       Helmerich & Payne, Inc............................      224,250       1.4
                              5,300       +National-Oilwell, Inc............................      174,238       1.1
                                400       Noble Affiliates, Inc.............................       14,900       0.1
                              9,300       +Precision Drilling Corporation...................      359,020       2.3
                             24,400       Saipem SpA........................................      145,017       0.9
                              5,500       +Stolt Offshore, SA...............................       77,687       0.5
                              3,350       +Stolt Offshore, SA (ADR)*........................       39,781       0.3
                              6,900       +Weatherford International, Inc. .................      274,706       1.8
                                                                                              -----------     -----
                                                                                                2,550,135      16.4
-----------------------------------------------------------------------------------------------------------------------
PAPER & FOREST                7,000       Fort James Corporation............................      161,875       1.0
PRODUCTS                      5,900       International Paper Company.......................      175,894       1.1
                                                                                              -----------     -----
                                                                                                  337,769       2.1
-----------------------------------------------------------------------------------------------------------------------
PIPELINES                     4,300       The Coastal Corporation...........................      261,763       1.7
                              3,700       Equitable Resources, Inc..........................      178,525       1.2
                              1,800       The Williams Companies, Inc. .....................       75,038       0.5
                                                                                              -----------     -----
                                                                                                  515,326       3.4
-----------------------------------------------------------------------------------------------------------------------
REFINING                      3,200       Sunoco, Inc. .....................................       94,200       0.6
-----------------------------------------------------------------------------------------------------------------------
STEEL                        22,400       The LTV Corporation...............................       64,400       0.4
-----------------------------------------------------------------------------------------------------------------------
                                          TOTAL STOCKS (COST-$11,177,297)...................   13,967,119      90.4
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.

Natural Resources Portfolio
Schedule of Investments as of June 30, 2000  (Concluded)         (in US dollars)
--------------------------------------------------------------------------------

                            FACE                                                                            PERCENT OF
                           AMOUNT                       SHORT-TERM SECURITIES                    VALUE      NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER**       $  590,000       General Motors Acceptance Corporation, 7.13% due
                                           7/03/2000........................................  $   589,649       3.8%
-----------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY      1,000,000       Federal Home Loan Mortgage Corporation, 6.46% due
OBLIGATIONS**                              7/18/2000........................................      996,770       6.4
-----------------------------------------------------------------------------------------------------------------------
                                          TOTAL SHORT-TERM SECURITIES (COST-1,586,419)          1,586,419      10.2
-----------------------------------------------------------------------------------------------------------------------
                                          TOTAL INVESTMENTS (COST-$12,763,716)..............   15,553,538     100.6
                                          LIABILITIES IN EXCESS OF OTHER ASSETS.............      (93,448)    (0.6)
                                                                                              -----------     -----
                                          NET ASSETS........................................  $15,460,090     100.0%
                                                                                              ===========     =====
-----------------------------------------------------------------------------------------------------------------------

 + Non-income producing security.
 * American Depositary Receipts (ADR).
** Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.

Statements of Assets and Liabilities as of June 30, 2000
--------------------------------------------------------------------------------


                                                  CAPITAL         GLOBAL
                                   BALANCED        STOCK         STRATEGY
                                  PORTFOLIO      PORTFOLIO      PORTFOLIO
---------------------------------------------------------------------------
ASSETS:
Investments, at value*........   $114,154,306   $426,541,627   $229,701,734
Unrealized appreciation on
  forward foreign exchange
  contracts...................             --             --         67,827
Cash..........................            537            897            591
Foreign cash..................             --          5,278         59,400
Interest receivable...........        645,260             --        868,860
Receivable for securities
  sold........................             --      6,044,549      2,726,624
Dividends receivable..........         30,527        167,733        229,200
Receivable for capital shares
  sold........................        207,718            789            499
Receivable for forward foreign
  exchange contracts..........             --         20,326        225,862
Receivable for loaned
  securities..................             --             --             --
Prepaid expenses and other
  assets......................          6,036         15,820         11,687
                                 ------------   ------------   ------------
  Total assets................    115,044,384    432,797,019    233,892,284
                                 ------------   ------------   ------------
LIABILITIES:
Unrealized depreciation on
  forward foreign exchange
  contracts...................             --          1,523             --
Payable for securities
  purchased...................        252,797      1,594,915      2,577,095
Payable for capital shares
  redeemed....................          1,541        782,748         66,970
Payable for forward foreign
  exchange contracts..........             --        135,759        376,972
Payable to investment
  adviser.....................         32,310        106,702         57,134
Accrued expenses and other
  liabilities.................         18,920         56,818         76,500
                                 ------------   ------------   ------------
  Total liabilities...........        305,568      2,678,465      3,154,671
                                 ------------   ------------   ------------
NET ASSETS....................   $114,738,816   $430,118,554   $230,737,613
                                 ============   ============   ============
NET ASSETS CONSIST OF:
Common Stock, $.10 par
  value+......................   $    762,035   $  1,445,499   $  1,366,818
Paid-in capital in excess of
  par.........................     95,855,943    284,896,218    187,703,469
Undistributed investment
  income--net.................      1,530,682      3,661,753      1,920,621
Undistributed (accumulated)
  realized capital gains
  (losses) on investments and
  foreign currency
  transactions--net...........      3,318,643     48,188,605      9,719,819
Unrealized appreciation
  (depreciation) on
  investments and foreign
  currency
  transactions--net...........     13,271,513     91,926,479     30,026,886
                                 ------------   ------------   ------------
NET ASSETS....................   $114,738,816   $430,118,554   $230,737,613
                                 ============   ============   ============
Capital shares outstanding....      7,620,352     14,454,991     13,668,184
                                 ============   ============   ============
Net asset value, offering and
  redemption price per
  share.......................   $      15.06   $      29.76   $      16.88
                                 ============   ============   ============
*Identified cost..............   $100,882,793   $334,584,377   $199,739,712
                                 ============   ============   ============
+Authorized shares............    100,000,000    100,000,000    100,000,000
                                 ============   ============   ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                               INTERMEDIATE    LONG TERM
                                    GROWTH          HIGH        GOVERNMENT     CORPORATE         MONEY           MULTIPLE
                                    STOCK          YIELD           BOND           BOND          RESERVE          STRATEGY
                                  PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO        PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value*........   $689,883,487   $ 97,217,982   $206,548,936   $112,297,670   $  521,126,873   $1,400,374,514
Unrealized appreciation on
  forward foreign exchange
  contracts...................             --             --             --             --               --          144,380
Cash..........................            699            736            276            747              857            1,113
Foreign cash..................             --             --             --             --               --          128,971
Interest receivable...........             --      2,122,049      2,341,700      2,030,638        2,653,066        6,679,050
Receivable for securities
  sold........................             --        904,750             --             --               --        3,183,462
Dividends receivable..........        236,553         60,062             --             --               --          747,155
Receivable for capital shares
  sold........................            799             --            231             --          861,677            2,361
Receivable for forward foreign
  exchange contracts..........             --             --             --             --               --          544,918
Receivable for loaned
  securities..................             --             --          2,478            411               --               --
Prepaid expenses and other
  assets......................         25,912          5,678         11,854          6,724           32,168           69,804
                                 ------------   ------------   ------------   ------------   --------------   --------------
  Total assets................    690,147,450    100,311,257    208,905,475    114,336,190      524,674,641    1,411,875,728
                                 ------------   ------------   ------------   ------------   --------------   --------------
LIABILITIES:
Unrealized depreciation on
  forward foreign exchange
  contracts...................             --             --             --             --               --               --
Payable for securities
  purchased...................     13,542,639        943,890             --             --               --        5,852,303
Payable for capital shares
  redeemed....................        353,980         93,905        489,276         27,646           50,358        1,208,080
Payable for forward foreign
  exchange contracts..........             --             --             --             --               --          684,250
Payable to investment
  adviser.....................        167,376         24,017         51,462         28,076          129,452          347,250
Accrued expenses and other
  liabilities.................         97,999         21,994         41,384         23,362           97,261          349,525
                                 ------------   ------------   ------------   ------------   --------------   --------------
  Total liabilities...........     14,161,994      1,083,806        582,122         79,084          277,071        8,441,408
                                 ------------   ------------   ------------   ------------   --------------   --------------
NET ASSETS....................   $675,985,456   $ 99,227,451   $208,323,353   $114,257,106   $  524,397,570   $1,403,434,320
                                 ============   ============   ============   ============   ==============   ==============
NET ASSETS CONSIST OF:
Common Stock, $.10 par
  value+......................   $  1,692,114   $  1,403,827   $  1,966,323   $  1,064,349   $   52,471,414   $    7,622,245
Paid-in capital in excess of
  par.........................    438,176,202    126,345,099    220,594,486    122,521,934      472,242,729    1,084,803,308
Undistributed investment
  income--net.................        958,235        673,502      1,144,296        654,471               --       13,843,800
Undistributed (accumulated)
  realized capital gains
  (losses) on investments and
  foreign currency
  transactions--net...........     98,533,999    (11,308,358)   (11,446,546)    (5,070,688)              --       82,388,018
Unrealized appreciation
  (depreciation) on
  investments and foreign
  currency
  transactions--net...........    136,624,906    (17,886,619)    (3,935,206)    (4,912,960)        (316,573)     214,776,949
                                 ------------   ------------   ------------   ------------   --------------   --------------
NET ASSETS....................   $675,985,456   $ 99,227,451   $208,323,353   $114,257,106   $  524,397,570   $1,403,434,320
                                 ============   ============   ============   ============   ==============   ==============
Capital shares outstanding....     16,921,137     14,038,272     19,663,225     10,643,490      524,714,143       76,222,447
                                 ============   ============   ============   ============   ==============   ==============
Net asset value, offering and
  redemption price per
  share.......................   $      39.95   $       7.07   $      10.59   $      10.73   $         1.00   $        18.41
                                 ============   ============   ============   ============   ==============   ==============
*Identified cost..............   $553,258,581   $115,104,601   $210,484,142   $117,210,630   $  521,443,446   $1,185,729,586
                                 ============   ============   ============   ============   ==============   ==============
+Authorized shares............    100,000,000    100,000,000    100,000,000    100,000,000    2,000,000,000      300,000,000
                                 ============   ============   ============   ============   ==============   ==============


                                  NATURAL
                                 RESOURCES
                                 PORTFOLIO
                                ------------
------------------------------
ASSETS:
Investments, at value*........  $ 15,553,538
Unrealized appreciation on
  forward foreign exchange
  contracts...................            --
Cash..........................         1,553
Foreign cash..................            79
Interest receivable...........            --
Receivable for securities
  sold........................            --
Dividends receivable..........        10,799
Receivable for capital shares
  sold........................            --
Receivable for forward foreign
  exchange contracts..........            --
Receivable for loaned
  securities..................            --
Prepaid expenses and other
  assets......................           753
                                ------------
  Total assets................    15,566,722
                                ------------
LIABILITIES:
Unrealized depreciation on
  forward foreign exchange
  contracts...................            --
Payable for securities
  purchased...................        87,907
Payable for capital shares
  redeemed....................         1,665
Payable for forward foreign
  exchange contracts..........            --
Payable to investment
  adviser.....................         2,865
Accrued expenses and other
  liabilities.................        14,195
                                ------------
  Total liabilities...........       106,632
                                ------------
NET ASSETS....................  $ 15,460,090
                                ============
NET ASSETS CONSIST OF:
Common Stock, $.10 par
  value+......................  $    156,380
Paid-in capital in excess of
  par.........................    14,972,604
Undistributed investment
  income--net.................        74,026
Undistributed (accumulated)
  realized capital gains
  (losses) on investments and
  foreign currency
  transactions--net...........    (2,532,641)
Unrealized appreciation
  (depreciation) on
  investments and foreign
  currency
  transactions--net...........     2,789,721
                                ------------
NET ASSETS....................  $ 15,460,090
                                ============
Capital shares outstanding....     1,563,800
                                ============
Net asset value, offering and
  redemption price per
  share.......................  $       9.89
                                ============
*Identified cost..............  $ 12,763,716
                                ============
+Authorized shares............   100,000,000
                                ============

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.

Statements of Operations for the Six Months Ended June 30, 2000
--------------------------------------------------------------------------------


                                                CAPITAL       GLOBAL
                                  BALANCED       STOCK       STRATEGY
                                 PORTFOLIO     PORTFOLIO     PORTFOLIO
-----------------------------------------------------------------------
INVESTMENT INCOME:
Interest and discount
  earned*.....................   $1,510,314   $   617,139   $ 1,417,453
Dividends*....................      244,706     3,841,820     2,393,721
Other income..................           --         2,926         8,683
                                 ----------   -----------   -----------
Total income..................    1,755,020     4,461,885     3,819,857
                                 ----------   -----------   -----------
EXPENSES:
Investment advisory fees......      186,638       691,810       376,119
Custodian fees................       11,574        32,466        80,294
Accounting services...........       12,386        40,505        25,709
Professional fees.............        6,408        14,060         8,650
Printing and shareholder
  reports.....................        1,929         6,878         4,126
Registration fees.............          751         4,760         2,042
Pricing services..............          442         1,967         1,554
Transfer agent fees...........        2,462         2,398         2,611
Directors' fees and
  expenses....................          398         1,324           887
Other.........................        1,350         3,895         5,998
                                 ----------   -----------   -----------
Total expenses before
  reimbursement...............      224,338       800,063       507,990
Reimbursement of expenses.....           --            --            --
                                 ----------   -----------   -----------
Total expenses after
  reimbursement...............      224,338       800,063       507,990
                                 ----------   -----------   -----------
Investment income -- net......    1,530,682     3,661,822     3,311,867
                                 ----------   -----------   -----------
REALIZED & UNREALIZED GAIN
  (LOSS) ON INVESTMENTS &
  FOREIGN CURRENCY
  TRANSACTIONS -- NET:
Realized gain (loss) on
  investments -- net..........    3,380,035    47,849,890    12,545,527
Realized gain (loss) on
  foreign currency
  transactions -- net.........           --       432,352    (2,750,311)
Change in unrealized
  appreciation/depreciation on
  investments -- net..........   (1,921,663)  (39,087,608)  (15,173,251)
Change in unrealized
  appreciation/depreciation on
  foreign currency
  transactions -- net........            --       (30,406)       77,724
                                 ----------   -----------   -----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS..................   $2,989,054   $12,826,050   $(1,988,444)
                                 ==========   ===========   ===========
*Net of foreign withholding
  tax.........................   $       --   $    44,571   $   155,863
                                 ==========   ===========   ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                             INTERMEDIATE    LONG TERM
                                   GROWTH         HIGH        GOVERNMENT     CORPORATE       MONEY       MULTIPLE      NATURAL
                                    STOCK         YIELD          BOND          BOND         RESERVE      STRATEGY     RESOURCES
                                  PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest and discount
  earned*.....................   $   589,708   $ 4,913,662   $ 7,226,273    $ 4,270,467   $16,680,662   $11,941,754   $   22,596
Dividends*....................     1,606,622       237,543            --             --            --     8,549,904       85,665
Other income..................            --        39,457        17,602          1,509            --        22,547           --
                                 -----------   -----------   ------------   -----------   -----------   -----------   ----------
Total income..................     2,196,330     5,190,662     7,243,875      4,271,976    16,680,662    20,514,205      108,261
                                 -----------   -----------   ------------   -----------   -----------   -----------   ----------
EXPENSES:
Investment advisory fees......     1,069,214       153,897       338,324        187,445       869,354     2,274,994       22,103
Custodian fees................        42,766         8,831        19,323         10,094        14,515       218,729        5,875
Accounting services...........        67,581        11,560        24,504         12,729        51,138       154,108        4,391
Professional fees.............        16,147         6,823         9,258          6,865        19,346        35,931        4,178
Printing and shareholder
  reports.....................        10,911         1,688         3,773          1,432        10,057        24,328          293
Registration fees.............        19,266           939            --          1,036         4,771        14,278          109
Pricing services..............         1,288         3,132         4,744          3,870           568         6,950        3,289
Transfer agent fees...........         2,520         2,730         2,617          2,654         2,679         2,554        2,732
Directors' fees and
  expenses....................         1,914           412           777            442         1,938         4,258          126
Other.........................         6,472         1,282         2,014          1,299         3,326        17,742          608
                                 -----------   -----------   ------------   -----------   -----------   -----------   ----------
Total expenses before
  reimbursement...............     1,238,079       191,294       405,334        227,866       977,692     2,753,872       43,704
Reimbursement of expenses.....            --            --            --             --            --            --       (9,469)
                                 -----------   -----------   ------------   -----------   -----------   -----------   ----------
Total expenses after
  reimbursement...............     1,238,079       191,294       405,334        227,866       977,692     2,753,872       34,235
                                 -----------   -----------   ------------   -----------   -----------   -----------   ----------
Investment income -- net......       958,251     4,999,368     6,838,541      4,044,110    15,702,970    17,760,333       74,026
                                 -----------   -----------   ------------   -----------   -----------   -----------   ----------
REALIZED & UNREALIZED GAIN
  (LOSS) ON INVESTMENTS &
  FOREIGN CURRENCY
  TRANSACTIONS -- NET:
Realized gain (loss) on
  investments -- net..........    99,199,724    (5,867,661)   (3,303,978)    (2,837,467)        3,165    80,587,059      412,334
Realized gain (loss) on
  foreign currency
  transactions -- net.........       (42,946)           --            --             --            --     2,733,325          262
Change in unrealized
  appreciation/depreciation on
  investments -- net..........   (57,408,326)      192,917     5,113,574      1,191,673        55,549   (68,388,524)   1,821,923
Change in unrealized
  appreciation/depreciation on
  foreign currency
  transactions -- net........             --            --            --             --            --       144,670         (112)
                                 -----------   -----------   ------------   -----------   -----------   -----------   ----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS..................   $42,706,703   $  (675,376)  $ 8,648,137    $ 2,398,316   $15,761,684   $32,836,863   $2,308,433
                                 ===========   ===========   ============   ===========   ===========   ===========   ==========
*Net of foreign withholding
  tax.........................   $   108,365   $        --   $        --    $        --   $        --   $   374,928   $    2,997
                                 ===========   ===========   ============   ===========   ===========   ===========   ==========

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                          BALANCED PORTFOLIO          CAPITAL STOCK PORTFOLIO
                                     ----------------------------   ----------------------------
                                       FOR THE         FOR THE        FOR THE         FOR THE
                                      SIX MONTHS        YEAR         SIX MONTHS        YEAR
                                        ENDED           ENDED          ENDED           ENDED
                                       JUNE 30,     DECEMBER 31,      JUNE 30,     DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:       2000           1999            2000           1999
------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income -- net......       $  1,530,682   $  3,597,924    $  3,661,822   $  2,532,042
Realized gain (loss) on
  investments and foreign currency
  transactions -- net.........          3,380,035      5,946,357      48,282,242     45,669,631
Change in unrealized
  appreciation/depreciation on
  investments -- net..........         (1,921,663)       196,222     (39,087,608)    57,625,867
Change in unrealized
  appreciation/depreciation on
  foreign currency
  transactions -- net.........                 --             --         (30,406)        46,539
                                     ------------   ------------    ------------   ------------
Net increase (decrease) in net
  assets resulting from
  operations....................        2,989,054      9,740,503      12,826,050    105,874,079
                                     ------------   ------------    ------------   ------------
DIVIDENDS & DISTRIBUTIONS TO
  SHAREHOLDERS:
Investment income -- net......                 --     (6,700,505)        (10,065)    (5,502,391)
In excess of investment
  income -- net...............                 --         (4,135)             --       (256,618)
Realized gain on
  investments -- net..........           (710,197)   (13,054,658)     (8,228,024)   (65,022,220)
                                     ------------   ------------    ------------   ------------
Net decrease in net assets
  resulting from dividends and
  distributions to shareholders...       (710,197)   (19,759,298)     (8,238,089)   (70,781,229)
                                     ------------   ------------    ------------   ------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net
  assets derived from capital
  share transactions............       (6,890,775)    10,295,044      (4,849,591)    38,689,886
                                     ------------   ------------    ------------   ------------
NET ASSETS:
Total increase (decrease) in net
  assets........................       (4,611,918)       276,249        (261,630)    73,782,736
Beginning of period.............      119,350,734    119,074,485     430,380,184    356,597,448
                                     ------------   ------------    ------------   ------------
End of period*..................     $114,738,816   $119,350,734    $430,118,554   $430,380,184
                                     ============   ============    ============   ============
*Undistributed (accumulated
  distributions in excess of)
  investment income -- net....       $  1,530,682   $         --    $  3,661,753   $      9,996
                                     ============   ============    ============   ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                  GLOBAL STRATEGY PORTFOLIO        GROWTH STOCK PORTFOLIO         HIGH YIELD PORTFOLIO
                                 ----------------------------   ----------------------------   ---------------------------
                                   FOR THE         FOR THE        FOR THE         FOR THE        FOR THE        FOR THE
                                  SIX MONTHS        YEAR         SIX MONTHS        YEAR        SIX MONTHS        YEAR
                                    ENDED           ENDED          ENDED           ENDED          ENDED          ENDED
                                   JUNE 30,     DECEMBER 31,      JUNE 30,     DECEMBER 31,     JUNE 30,     DECEMBER 31,
                                     2000           1999            2000           1999           2000           1999
--------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income -- net......   $  3,311,867   $  4,072,052    $    958,251   $  4,341,171    $ 4,999,368   $ 11,245,653
Realized gain (loss) on
  investments and foreign
  currency
  transactions -- net.........      9,795,216     20,705,133      99,156,778     95,393,870     (5,867,661)       726,859
Change in unrealized
  appreciation/depreciation on
  investments -- net..........    (15,173,251)    18,915,503     (57,408,326)    75,147,379        192,917     (5,186,011)
Change in unrealized
  appreciation/depreciation on
  foreign currency
  transactions -- net.........         77,724        (78,394)             --             --             --             --
                                 ------------   ------------    ------------   ------------    -----------   ------------
Net increase (decrease) in net
  assets resulting from
  operations..................     (1,988,444)    43,614,294      42,706,703    174,882,420       (675,376)     6,786,501
                                 ------------   ------------    ------------   ------------    -----------   ------------
DIVIDENDS & DISTRIBUTIONS TO
  SHAREHOLDERS:
Investment income -- net......       (651,509)    (4,250,356)        (26,724)    (6,599,346)    (4,117,394)   (12,299,315)
In excess of investment
  income -- net...............             --     (2,896,892)             --             --             --       (249,990)
Realized gain on
  investments -- net..........     (1,518,369)   (20,802,708)    (12,364,568)  (141,145,837)            --             --
                                 ------------   ------------    ------------   ------------    -----------   ------------
Net decrease in net assets
  resulting from dividends and
  distributions to
  shareholders................     (2,169,878)   (27,949,956)    (12,391,292)  (147,745,183)    (4,117,394)   (12,549,305)
                                 ------------   ------------    ------------   ------------    -----------   ------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net
  assets derived from capital
  share transactions..........     (6,802,790)    (5,109,685)     22,267,511    140,036,987      4,803,435    (11,630,761)
                                 ------------   ------------    ------------   ------------    -----------   ------------
NET ASSETS:
Total increase (decrease) in
  net assets..................    (10,961,112)    10,554,653      52,582,922    167,174,224         10,665    (17,393,565)
Beginning of period...........    241,698,725    231,144,072     623,402,534    456,228,310     99,216,786    116,610,351
                                 ------------   ------------    ------------   ------------    -----------   ------------
End of period*................   $230,737,613   $241,698,725    $675,985,456   $623,402,534    $99,227,451   $ 99,216,786
                                 ============   ============    ============   ============    ===========   ============
*Undistributed (accumulated
  distributions in excess of)
  investment income -- net....   $  1,920,621   $   (739,737)   $    958,235   $     26,708    $   673,502   $   (208,472)
                                 ============   ============    ============   ============    ===========   ============

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Changes in Net Assets  (Concluded)
--------------------------------------------------------------------------------

                                       INTERMEDIATE GOVERNMENT          LONG TERM CORPORATE
                                            BOND PORTFOLIO                 BOND PORTFOLIO
                                     ----------------------------   ----------------------------
                                       FOR THE         FOR THE        FOR THE         FOR THE
                                      SIX MONTHS        YEAR         SIX MONTHS        YEAR
                                        ENDED           ENDED          ENDED           ENDED
                                       JUNE 30,     DECEMBER 31,      JUNE 30,     DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:       2000           1999            2000           1999
------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income -- net......       $  6,838,541   $ 14,157,266    $  4,044,110   $  8,308,636
Realized gain (loss) on
  investments and foreign currency
  transactions -- net.........         (3,303,978)    (2,464,712)     (2,837,467)    (1,980,786)
Change in unrealized
  appreciation/depreciation on
  investments -- net..........          5,113,574    (14,711,214)      1,191,673     (9,475,140)
Change in unrealized
  appreciation/depreciation on
  foreign currency
  transactions -- net.........                 --             --              --             --
                                     ------------   ------------    ------------   ------------
Net increase (decrease) in net
  assets resulting from
  operations....................        8,648,137     (3,018,660)      2,398,316     (3,147,290)
                                     ------------   ------------    ------------   ------------
DIVIDENDS & DISTRIBUTIONS TO
  SHAREHOLDERS:
Investment income -- net......         (5,694,255)   (15,428,265)     (3,389,646)    (8,999,286)
In excess of investment
  income -- net...............                 --             --              --             --
Realized gain on
  investments -- net..........                 --             --              --
                                     ------------   ------------    ------------   ------------
Net decrease in net assets
  resulting from dividends and
  distributions to shareholders...     (5,694,255)   (15,428,265)     (3,389,646)    (8,999,286)
                                     ------------   ------------    ------------   ------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net
  assets derived from capital
  share transactions............      (10,594,059)    (6,172,166)     (4,758,617)       424,534
                                     ------------   ------------    ------------   ------------
NET ASSETS:
Total increase (decrease) in net
  assets........................       (7,640,177)   (24,619,091)     (5,749,947)   (11,722,042)
Beginning of period.............      215,963,530    240,582,621     120,007,053    131,729,095
                                     ------------   ------------    ------------   ------------
End of period*..................     $208,323,353   $215,963,530    $114,257,106   $120,007,053
                                     ============   ============    ============   ============
*Undistributed (accumulated
  distributions in excess of)
  investment income -- net....       $  1,144,296   $         10    $    654,471   $          7
                                     ============   ============    ============   ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                   MONEY RESERVE PORTFOLIO        MULTIPLE STRATEGY PORTFOLIO     NATURAL RESOURCES PORTFOLIO
                                 ----------------------------   -------------------------------   ----------------------------
                                   FOR THE         FOR THE         FOR THE          FOR THE         FOR THE         FOR THE
                                  SIX MONTHS        YEAR          SIX MONTHS          YEAR         SIX MONTHS        YEAR
                                    ENDED           ENDED           ENDED            ENDED           ENDED           ENDED
                                   JUNE 30,     DECEMBER 31,       JUNE 30,       DECEMBER 31,      JUNE 30,     DECEMBER 31,
                                     2000           1999             2000             1999            2000           1999
------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income -- net......   $ 15,702,970   $ 27,817,974    $   17,760,333   $   26,886,864   $    74,026     $   184,527
Realized gain (loss) on
  investments and foreign
  currency
  transactions -- net.........          3,165         28,040        83,320,384      114,596,444       412,596      (1,094,174)
Change in unrealized
  appreciation/depreciation on
  investments -- net..........         55,549       (308,406)      (68,388,524)     109,095,917     1,821,923       3,739,831
Change in unrealized
  appreciation/depreciation on
  foreign currency
  transactions -- net.........             --             --           144,670         (103,146)         (112)           (199)
                                 ------------   ------------    --------------   --------------   -----------     -----------
Net increase (decrease) in net
  assets resulting from
  operations..................     15,761,684     27,537,608        32,836,863      250,476,079     2,308,433       2,829,985
                                 ------------   ------------    --------------   --------------   -----------     -----------
DIVIDENDS & DISTRIBUTIONS TO
  SHAREHOLDERS:
Investment income -- net......    (15,702,970)   (27,817,974)       (2,255,419)     (51,122,589)           --        (436,658)
In excess of investment
  income -- net...............             --             --                --       (4,567,812)           --              --
Realized gain on
  investments -- net..........         (3,165)       (28,040)      (13,753,485)    (186,735,970)           --              --
                                 ------------   ------------    --------------   --------------   -----------     -----------
Net decrease in net assets
  resulting from dividends and
  distributions to
  shareholders................    (15,706,135)   (27,846,014)      (16,008,904)    (242,426,371)           --        (436,658)
                                 ------------   ------------    --------------   --------------   -----------     -----------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net
  assets derived from capital
  share transactions..........    (43,021,466)   (11,130,535)      (55,412,067)      93,716,028       387,447      (1,393,446)
                                 ------------   ------------    --------------   --------------   -----------     -----------
NET ASSETS:
Total increase (decrease) in
  net assets..................    (42,965,917)   (11,438,941)      (38,584,108)     101,765,736     2,695,880         999,881
Beginning of period...........    567,363,487    578,802,428     1,442,018,428    1,340,252,692    12,764,210      11,764,329
                                 ------------   ------------    --------------   --------------   -----------     -----------
End of period*................   $524,397,570   $567,363,487    $1,403,434,320   $1,442,018,428   $15,460,090     $12,764,210
                                 ============   ============    ==============   ==============   ===========     ===========
*Undistributed (accumulated
  distributions in excess of)
  investment income -- net....             --             --    $   13,843,800   $   (1,661,114)  $    74,026     $        --
                                 ============   ============    ==============   ==============   ===========     ===========

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.

Financial Highlights
--------------------------------------------------------------------------------

                                                           BALANCED PORTFOLIO
                                         -------------------------------------------------------
                                           FOR THE SIX       FOR THE YEAR ENDED DECEMBER 31,
                                          MONTHS ENDED    --------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:  JUNE 30, 2000+    1999+      1998      1997      1996
------------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS
  HAVE BEEN DERIVED FROM INFORMATION
  PROVIDED IN THE FINANCIAL STATEMENTS.
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...       $  14.76    $  16.18  $  15.78  $  15.36  $  14.86
                                              --------    --------  --------  --------  --------
Investment income -- net........                   .19         .45       .42       .51       .54
Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions -- net...........                   .20         .79      1.52      1.76       .83
                                              --------    --------  --------  --------  --------
Total from investment operations...                .39        1.24      1.94      2.27      1.37
                                              --------    --------  --------  --------  --------
LESS DIVIDENDS & DISTRIBUTIONS:
Investment income -- net........                    --        (.90)     (.51)     (.27)     (.57)
In excess of investment
  income -- net.................                    --          --++++       --       --       --
Realized gain on
  investments -- net............                  (.09)      (1.76)    (1.03)    (1.58)     (.30)
                                              --------    --------  --------  --------  --------
Total dividends and distributions...              (.09)      (2.66)    (1.54)    (1.85)     (.87)
                                              --------    --------  --------  --------  --------
Net asset value, end of period....            $  15.06    $  14.76  $  16.18  $  15.78  $  15.36
                                              ========    ========  ========  ========  ========
TOTAL INVESTMENT RETURN:**
Based on net asset value per share...            2.64%++     8.55%    13.45%    16.93%     9.76%
                                              ========    ========  ========  ========  ========
RATIOS TO AVERAGE NET ASSETS:
Expenses..........................                .39%*       .38%      .38%      .39%      .39%
                                              ========    ========  ========  ========  ========
Investment income -- net........                 2.64%*      3.01%     2.73%     3.40%     3.63%
                                              ========    ========  ========  ========  ========
SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)......................            $114,739    $119,351  $119,074  $108,324  $ 98,853
                                              ========    ========  ========  ========  ========
Portfolio turnover................              53.16%     117.05%   106.73%   143.20%   234.79%
                                              ========    ========  ========  ========  ========

  *  Annualized.
 **  Total investment returns exclude insurance-related fees and expenses.
  +  Based on average shares outstanding.
 ++  Aggregrate total investment return.
++++ Amount is less than $.01 per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                CAPITAL STOCK PORTFOLIO
                                -------------------------------------------------------
                                  FOR THE SIX       FOR THE YEAR ENDED DECEMBER 31,
                                 MONTHS ENDED    --------------------------------------
                                JUNE 30, 2000+    1999+     1998+     1997+     1996+
---------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA
  AND RATIOS HAVE BEEN DERIVED
  FROM INFORMATION PROVIDED IN
  THE FINANCIAL STATEMENTS.
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period......................     $  29.43      $  27.03  $  26.79  $  23.25  $  23.88
                                   --------      --------  --------  --------  --------
Investment income -- net......          .25           .18       .26       .33       .46
Realized and unrealized gain
  (loss) on investments and
  foreign currency
  transactions -- net.........          .64          7.56      3.39      4.57      2.86
                                   --------      --------  --------  --------  --------
Total from investment
  operations..................          .89          7.74      3.65      4.90      3.32
                                   --------      --------  --------  --------  --------
LESS DIVIDENDS &
  DISTRIBUTIONS:
Investment income -- net......           --++++      (.41)     (.50)     (.22)     (.47)
In excess of investment
  income -- net...............           --          (.02)       --        --        --
Realized gain on
  investments -- net..........         (.56)        (4.91)    (2.91)    (1.14)    (3.48)
                                   --------      --------  --------  --------  --------
Total dividends and
  distributions...............         (.56)        (5.34)    (3.41)    (1.36)    (3.95)
                                   --------      --------  --------  --------  --------
Net asset value, end of
  period......................     $  29.76      $  29.43  $  27.03  $  26.79  $  23.25
                                   ========      ========  ========  ========  ========
TOTAL INVESTMENT RETURN:**
Based on net asset value per
  share.......................        3.00%++      31.63%    15.56%    22.47%    16.54%
                                   ========      ========  ========  ========  ========
RATIOS TO AVERAGE NET ASSETS:
Expenses......................         .37%*         .37%      .38%      .41%      .40%
                                   ========      ========  ========  ========  ========
Investment income -- net......        1.70%*         .68%     1.03%     1.38%     2.11%
                                   ========      ========  ========  ========  ========
SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)..................     $430,119      $430,380  $356,597  $335,802  $289,696
                                   ========      ========  ========  ========  ========
Portfolio turnover............       44.75%        81.60%   110.95%    90.19%    74.30%
                                   ========      ========  ========  ========  ========

                                               GLOBAL STRATEGY PORTFOLIO
                                -------------------------------------------------------
                                  FOR THE SIX       FOR THE YEAR ENDED DECEMBER 31,
                                 MONTHS ENDED    --------------------------------------
                                JUNE 30, 2000+    1999+     1998+     1997+     1996+
                                -------------------------------------------------------
------------------------------
THE FOLLOWING PER SHARE DATA
  AND RATIOS HAVE BEEN DERIVED
  FROM INFORMATION PROVIDED IN
  THE FINANCIAL STATEMENTS.
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period......................     $  17.17      $  16.00  $  17.44  $  16.80  $  15.25
                                   --------      --------  --------  --------  --------
Investment income -- net......          .24           .30       .43       .47       .47
Realized and unrealized gain
  (loss) on investments and
  foreign currency
  transactions -- net.........         (.37)         3.02       .97      1.35      1.56
                                   --------      --------  --------  --------  --------
Total from investment
  operations..................         (.13)         3.32      1.40      1.82      2.03
                                   --------      --------  --------  --------  --------
LESS DIVIDENDS &
  DISTRIBUTIONS:
Investment income -- net......         (.05)         (.32)     (.70)     (.55)     (.39)
In excess of investment
  income -- net...............           --          (.21)       --        --        --
Realized gain on
  investments -- net..........         (.11)        (1.62)    (2.14)     (.63)     (.09)
                                   --------      --------  --------  --------  --------
Total dividends and
  distributions...............         (.16)        (2.15)    (2.84)    (1.18)     (.48)
                                   --------      --------  --------  --------  --------
Net asset value, end of
  period......................     $  16.88      $  17.17  $  16.00  $  17.44  $  16.80
                                   ========      ========  ========  ========  ========
TOTAL INVESTMENT RETURN:**
Based on net asset value per
  share.......................        (.80%)++     21.36%     9.49%    11.72%    13.78%
                                   ========      ========  ========  ========  ========
RATIOS TO AVERAGE NET ASSETS:
Expenses......................         .43%*         .42%      .41%      .45%      .42%
                                   ========      ========  ========  ========  ========
Investment income -- net......        2.83%*        1.84%     2.75%     2.69%     3.02%
                                   ========      ========  ========  ========  ========
SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)..................     $230,738      $241,699  $231,144  $248,505  $232,530
                                   ========      ========  ========  ========  ========
Portfolio turnover............       58.94%       106.83%   124.92%   108.04%   160.89%
                                   ========      ========  ========  ========  ========

  *  Annualized.
 **  Total investment returns exclude insurance-related fees and expenses.
  +  Based on average shares outstanding.
 ++  Aggregrate total investment return.
++++ Amount is less than $.01 per share.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.

Financial Highlights (Continued)
--------------------------------------------------------------------------------

                                                         GROWTH STOCK PORTFOLIO
                                         ------------------------------------------------------
                                          FOR THE SIX       FOR THE YEAR ENDED DECEMBER 31,
                                          MONTHS ENDED   --------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:  JUNE 30, 2000     1999      1998      1997      1996
-----------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS
HAVE BEEN DERIVED FROM INFORMATION
PROVIDED IN THE FINANCIAL STATEMENTS.
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...      $  38.03    $  36.70  $  32.82  $  27.79  $  24.06
                                             --------    --------  --------  --------  --------
Investment income -- net..........                .06         .31       .19       .24       .32
Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions -- net.............               2.60       12.06     10.00      8.01      4.24
                                             --------    --------  --------  --------  --------
Total from investment operations...              2.66       12.37     10.19      8.25      4.56
                                             --------    --------  --------  --------  --------
LESS DIVIDENDS & DISTRIBUTIONS:
Investment income -- net........                   --++++     (.49)     (.24)     (.18)     (.24)
In excess of investment
  income -- net.................                   --          --        --        --        --
Realized gain on
  investments -- net............                 (.74)     (10.55)    (6.07)    (3.04)     (.59)
                                             --------    --------  --------  --------  --------
Total dividends and distributions...             (.74)     (11.04)    (6.31)    (3.22)     (.83)
                                             --------    --------  --------  --------  --------
Net asset value, end of period....           $  39.95    $  38.03  $  36.70  $  32.82  $  27.79
                                             ========    ========  ========  ========  ========
TOTAL INVESTMENT RETURN:**
Based on net asset value per share...           6.87%++    38.99%    38.18%    33.75%    19.57%
                                             ========    ========  ========  ========  ========
RATIOS TO AVERAGE NET ASSETS:
Expenses..........................               .37%*       .37%      .37%      .37%      .38%
                                             ========    ========  ========  ========  ========
Investment income -- net........                 .29%*       .86%      .61%      .86%     1.25%
                                             ========    ========  ========  ========  ========
SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)......................           $675,985    $623,403  $456,228  $333,023  $240,666
                                             ========    ========  ========  ========  ========
Portfolio turnover................             43.11%      90.44%    60.69%    84.90%    78.04%
                                             ========    ========  ========  ========  ========

  *  Annualized.
 **  Total investment returns exclude insurance-related fees and expenses.
  +  Based on average shares outstanding.
 ++  Aggregrate total investment return.
++++ Amount is less than $.01 per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                 HIGH YIELD PORTFOLIO
                                -------------------------------------------------------
                                  FOR THE SIX       FOR THE YEAR ENDED DECEMBER 31,
                                 MONTHS ENDED    --------------------------------------
                                JUNE 30, 2000+    1999+     1998+     1997+     1996+
---------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA
AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN
THE FINANCIAL STATEMENTS.
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period......................       $   7.45    $   7.90  $   9.19  $   9.15  $   8.99
                                     --------    --------  --------  --------  --------
Investment income -- net......            .38         .77       .85       .90       .89
Realized and unrealized gain
  (loss) on investments and
  foreign currency
  transactions -- net.........           (.44)       (.35)    (1.29)      .04       .16
                                     --------    --------  --------  --------  --------
Total from investment
  operations..................           (.06)        .42      (.44)      .94      1.05
                                     --------    --------  --------  --------  --------
LESS DIVIDENDS &
  DISTRIBUTIONS:
Investment income -- net......           (.32)       (.85)     (.85)     (.90)     (.89)
In excess of investment
  income -- net...............             --        (.02)       --        --        --
Realized gain on
  investments -- net..........             --          --        --        --        --
                                     --------    --------  --------  --------  --------
Total dividends and
  distributions...............           (.32)       (.87)     (.85)     (.90)     (.89)
                                     --------    --------  --------  --------  --------
Net asset value, end of
  period......................       $   7.07    $   7.45  $   7.90  $   9.19  $   9.15
                                     ========    ========  ========  ========  ========
TOTAL INVESTMENT RETURN:**
Based on net asset value per
  share.......................          (.85%)++    5.85%    (5.19%)   10.74%    12.32%
                                     ========    ========  ========  ========  ========
RATIOS TO AVERAGE NET ASSETS:
Expenses......................           .40%*       .39%      .39%      .39%      .39%
                                     ========    ========  ========  ========  ========
Investment income -- net......         10.46%*      9.98%     9.86%     9.67%     9.77%
                                     ========    ========  ========  ========  ========
SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)..................       $ 99,227    $ 99,217  $116,610  $143,764  $123,643
                                     ========    ========  ========  ========  ========
Portfolio turnover............         19.90%      57.86%    47.69%    60.94%    50.48%
                                     ========    ========  ========  ========  ========

  *  Annualized.
 **  Total investment returns exclude insurance-related fees and expenses.
  +  Based on average shares outstanding.
 ++  Aggregrate total investment return.
++++ Amount is less than $.01 per share.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Financial Highlights (Continued)
--------------------------------------------------------------------------------

                                                     INTERMEDIATE GOVERNMENT PORTFOLIO
                                        ------------------------------------------------------------
                                          FOR THE SIX           FOR THE YEAR ENDED DECEMBER 31,
                                         MONTHS ENDED      -----------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE: JUNE 30, 2000+       1999+     1998+     1997+      1996+
----------------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS
HAVE BEEN DERIVED FROM INFORMATION
PROVIDED IN THE FINANCIAL STATEMENTS.
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...    $  10.45        $  11.32  $  11.08  $  10.93    $  11.41
                                           --------        --------  --------  --------    --------
Investment income -- net........                .34             .67       .71       .73         .76
Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions -- net...........                .08            (.81)      .25       .15        (.49)
                                           --------        --------  --------  --------    --------
Total from investment operations...             .42            (.14)      .96       .88         .27
                                           --------        --------  --------  --------    --------
LESS DIVIDENDS & DISTRIBUTIONS:
Investment income -- net........               (.28)           (.73)     (.72)     (.73)       (.75)
Realized gain on
  investments -- net............                 --              --        --        --          --
                                           --------        --------  --------  --------    --------
Total dividends and distributions...           (.28)           (.73)     (.72)     (.73)       (.75)
                                           --------        --------  --------  --------    --------
Net asset value, end of period....         $  10.59        $  10.45  $  11.32  $  11.08    $  10.93
                                           ========        ========  ========  ========    ========
TOTAL INVESTMENT RETURN:**
Based on net asset value per share...         4.12%++        (1.25%)    8.94%     8.42%       2.61%
                                           ========        ========  ========  ========    ========
RATIOS TO AVERAGE NET ASSETS:
Expenses..........................             .39%*           .38%      .37%      .37%        .38%
                                           ========        ========  ========  ========    ========
Investment income -- net........              6.51%*          6.15%     6.44%     6.74%       6.85%
                                           ========        ========  ========  ========    ========
Investment income -- net, and realized
  gain on investments -- net....                 --              --        --        --          --
                                           ========        ========  ========  ========    ========
SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)......................         $208,323        $215,964  $240,583  $222,212    $221,863
                                           ========        ========  ========  ========    ========
Portfolio turnover................           67.83%         206.20%    65.67%    41.23%      29.35%*
                                           ========        ========  ========  ========    ========

  *  Annualized.
 **  Total investment returns exclude insurance-related fees and expenses.
  +  Based on average shares outstanding.
 ++  Aggregrate total investment return.
++++ Amount is less than $.01 per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                LONG TERM CORPORATE BOND PORTFOLIO
                                  ---------------------------------------------------------------
                                    FOR THE SIX           FOR THE YEAR ENDED DECEMBER 31,
                                   MONTHS ENDED    ----------------------------------------------
                                  JUNE 30, 2000+     1999+       1998+       1997+       1996+
-------------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA
AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN
THE FINANCIAL STATEMENTS.
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period......................        $  10.83     $   11.91   $   11.72   $   11.53   $   12.02
                                      --------     ---------   ---------   ---------   ---------
Investment income -- net......             .37           .74         .75         .79         .80
Realized and unrealized gain
  (loss) on investments and
  foreign currency
  transactions -- net.........            (.16)        (1.02)        .21         .18        (.50)
                                      --------     ---------   ---------   ---------   ---------
Total from investment
  operations..................             .21          (.28)        .96         .97         .30
                                      --------     ---------   ---------   ---------   ---------
LESS DIVIDENDS &
  DISTRIBUTIONS:
Investment income -- net......            (.31)         (.80)       (.77)       (.78)       (.79)
Realized gain on
  investments -- net..........              --            --          --          --          --
                                      --------     ---------   ---------   ---------   ---------
Total dividends and
  distributions...............            (.31)         (.80)       (.77)       (.78)       (.79)
                                      --------     ---------   ---------   ---------   ---------
Net asset value, end of
  period......................        $  10.73     $   10.83   $   11.91   $   11.72   $   11.53
                                      ========     =========   =========   =========   =========
TOTAL INVESTMENT RETURN:**
Based on net asset value per
  share.......................           2.00%++      (2.35%)      8.45%       8.80%       2.77%
                                      ========     =========   =========   =========   =========
RATIOS TO AVERAGE NET ASSETS:
Expenses......................            .39%*         .39%        .38%        .38%        .39%
                                      ========     =========   =========   =========   =========
Investment income -- net......           6.94%*        6.54%       6.39%       6.87%       6.90%
                                      ========     =========   =========   =========   =========
Investment income -- net, and
  realized gain on
  investments -- net..........              --            --          --          --          --
                                      ========     =========   =========   =========   =========
SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)..................        $114,257     $ 120,007   $ 131,729   $ 124,746   $ 117,988
                                      ========     =========   =========   =========   =========
Portfolio turnover............          48.82%       110.90%     106.93%     107.02%      92.45%
                                      ========     =========   =========   =========   =========

                                                         MONEY RESERVE PORTFOLIO
                                --------------------------------------------------------------------------
                                 FOR THE SIX                   FOR THE YEAR ENDED DECEMBER 31,
                                 MONTHS ENDED       ------------------------------------------------------
                                JUNE 30, 2000         1999           1998           1997           1996
                                --------------------------------------------------------------------------
------------------------------
THE FOLLOWING PER SHARE DATA
AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN
THE FINANCIAL STATEMENTS.
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period......................       $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                     --------       --------       --------       --------       --------
Investment income -- net......            .03            .05            .05            .05            .05
Realized and unrealized gain
  (loss) on investments and
  foreign currency
  transactions -- net.........             --++++         --++++         --++++         --++++         --++++
                                     --------       --------       --------       --------       --------
Total from investment
  operations..................            .03            .05            .05            .05            .05
                                     --------       --------       --------       --------       --------
LESS DIVIDENDS &
  DISTRIBUTIONS:
Investment income -- net......           (.03)          (.05)          (.05)          (.05)          (.05)
Realized gain on
  investments -- net..........             --+            --+            --+            --+            --+
                                     --------       --------       --------       --------       --------
Total dividends and
  distributions...............           (.03)          (.05)          (.05)          (.05)          (.05)
                                     --------       --------       --------       --------       --------
Net asset value, end of
  period......................       $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                     ========       ========       ========       ========       ========
TOTAL INVESTMENT RETURN:**
Based on net asset value per
  share.......................          5.89%++        5.01%          5.42%          5.43%          5.33%
                                     ========       ========       ========       ========       ========
RATIOS TO AVERAGE NET ASSETS:
Expenses......................           .36%*          .37%           .36%           .36%           .36%
                                     ========       ========       ========       ========       ========
Investment income -- net......             --             --             --             --             --
                                     ========       ========       ========       ========       ========
Investment income -- net, and
  realized gain on
  investments -- net..........          5.82%*         4.91%          5.26%          5.30%          5.16%
                                     ========       ========       ========       ========       ========
SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)..................       $524,398       $567,363       $578,802       $525,717       $557,690
                                     ========       ========       ========       ========       ========
Portfolio turnover............             --             --             --             --             --
                                     ========       ========       ========       ========       ========

  *  Annualized.
 **  Total investment returns exclude insurance-related fees and expenses.
  +  Based on average shares outstanding.
 ++  Aggregrate total investment return.
++++ Amount is less than $.01 per share.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Financial Highlights (Concluded)
--------------------------------------------------------------------------------

                                                           MULTIPLE STRATEGY PORTFOLIO
                                         ---------------------------------------------------------------
                                           FOR THE SIX           FOR THE YEAR ENDED DECEMBER 31,
                                          MONTHS ENDED    ----------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:  JUNE 30, 2000+     1999+       1998+       1997+       1996+
--------------------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS
HAVE BEEN DERIVED FROM INFORMATION
PROVIDED IN THE FINANCIAL STATEMENTS.
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...      $    18.19   $    18.17  $    18.97  $    17.13  $    17.24
                                             ----------   ----------  ----------  ----------  ----------
Investment income -- net........                    .23          .35         .43         .47         .53
Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions -- net...........                    .20         2.99        1.35        2.57        1.63
                                             ----------   ----------  ----------  ----------  ----------
Total from investment operations...                 .43         3.34        1.78        3.04        2.16
                                             ----------   ----------  ----------  ----------  ----------
LESS DIVIDENDS & DISTRIBUTIONS:
Investment income -- net........                   (.03)        (.70)       (.57)       (.29)       (.60)
In excess of investment
  income -- net.................                     --         (.06)         --          --          --
Realized gain on
  investments -- net............                   (.18)       (2.56)      (2.01)       (.91)      (1.67)
                                             ----------   ----------  ----------  ----------  ----------
Total dividends and distributions...               (.21)       (3.32)      (2.58)      (1.20)      (2.27)
                                             ----------   ----------  ----------  ----------  ----------
Net asset value, end of period....           $    18.41   $    18.19  $    18.17  $    18.97  $    17.13
                                             ==========   ==========  ==========  ==========  ==========
TOTAL INVESTMENT RETURN:**
Based on net asset value per share...             2.32%++     20.21%      10.83%      19.17%      14.32%
                                             ==========   ==========  ==========  ==========  ==========
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement....                 .39%*        .39%        .38%        .39%        .39%
                                             ==========   ==========  ==========  ==========  ==========
Expenses..........................                 .39%*        .39%        .38%        .39%        .39%
                                             ==========   ==========  ==========  ==========  ==========
Investment income -- net........                  2.51%*       2.00%       2.45%       2.65%       3.26%
                                             ==========   ==========  ==========  ==========  ==========
SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)......................           $1,403,434   $1,442,018  $1,340,253  $1,329,531  $1,211,185
                                             ==========   ==========  ==========  ==========  ==========
Portfolio turnover................               58.05%      106.04%     110.08%     108.41%     143.82%
                                             ==========   ==========  ==========  ==========  ==========

  *  Annualized.
 **  Total investment returns exclude insurance-related fees and expenses.
  +  Based on average shares outstanding.
 ++  Aggregrate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                              NATURAL RESOURCES PORTFOLIO
                                -------------------------------------------------------
                                  FOR THE SIX       FOR THE YEAR ENDED DECEMBER 31,
                                 MONTHS ENDED    --------------------------------------
                                JUNE 30, 2000+    1999+     1998+     1997+     1996+
---------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA
AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN
THE FINANCIAL STATEMENTS.
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period......................      $  8.30      $   6.86  $   8.12  $   9.19  $  8.17
                                    -------      --------  --------  --------  -------
Investment income -- net......          .05           .11       .15       .14      .16
Realized and unrealized gain
  (loss) on investments and
  foreign currency
  transactions -- net.........         1.54          1.60     (1.23)    (1.14)    1.03
                                    -------      --------  --------  --------  -------
Total from investment
  operations..................         1.59          1.71     (1.08)    (1.00)    1.19
                                    -------      --------  --------  --------  -------
LESS DIVIDENDS &
  DISTRIBUTIONS:
Investment income -- net......           --          (.27)     (.18)     (.07)    (.17)
In excess of investment
  income -- net...............           --            --        --        --       --
Realized gain on
  investments -- net..........           --            --        --        --       --
                                    -------      --------  --------  --------  -------
Total dividends and
  distributions...............           --          (.27)     (.18)     (.07)    (.17)
                                    -------      --------  --------  --------  -------
Net asset value, end of
  period......................      $  9.89      $   8.30  $   6.86  $   8.12  $  9.19
                                    =======      ========  ========  ========  =======
TOTAL INVESTMENT RETURN:**
Based on net asset value per
  share.......................       19.16%++      25.50%   (13.57%)  (10.97%)  14.72%
                                    =======      ========  ========  ========  =======
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of
  reimbursement...............         .50%*         .50%      .50%      .50%     .50%
                                    =======      ========  ========  ========  =======
Expenses......................         .64%*         .59%      .63%      .59%     .57%
                                    =======      ========  ========  ========  =======
Investment income -- net......        1.08%*        1.40%     1.94%     1.65%    1.79%
                                    =======      ========  ========  ========  =======
SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)..................      $15,460      $ 12,764  $ 11,764  $ 17,352  $25,029
                                    =======      ========  ========  ========  =======
Portfolio turnover............       29.58%        73.71%    29.62%    24.10%   31.29%
                                    =======      ========  ========  ========  =======

  *  Annualized.
 **  Total investment returns exclude insurance-related fees and expenses.
  +  Based on average shares outstanding.
 ++  Aggregrate total investment return.

                 (This page has been left blank intentionally.)

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Series Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company, with the exceptions of Global Strategy Portfolio and Natural Resources Portfolio, which are classified as non-diversified. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers its shares to Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.") and Monarch Life Insurance Company (an insurance company not affiliated with ML & Co.)) separate accounts to fund benefits under certain variable life insurance contracts. The following is a summary of significant accounting policies followed by the Fund.

(a) VALUATION OF INVESTMENTS -- Money Reserve and Multiple Strategy Portfolios:
Investments maturing more than sixty days after the valuation date are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued with sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Investments maturing within sixty days from their date of acquisition are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate certificate of deposit is deemed to be the next coupon date on which the interest rate is to be adjusted.

Balanced, Capital Stock, Global Strategy, Growth Stock, High Yield, Intermediate Government Bond, Long Term Corporate Bond, Multiple Strategy and Natural Resources Portfolios: Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the closing bid price. Securities other than money market securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value.

Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Futures contracts are valued at settlement price at the close of the applicable exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) REPURCHASE AGREEMENTS -- The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) INCOME TAXES -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(d) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------
dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolios have determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) PREPAID REGISTRATION FEES -- Prepaid registration fees are charged to expense as the related shares are issued.

(f) DERIVATIVE FINANCIAL INSTRUMENTS -- The Fund may engage in various portfolio investment techniques to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of investments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- FOREIGN CURRENCY OPTIONS AND FUTURES -- Certain Portfolios may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

- FORWARD FOREIGN EXCHANGE CONTRACTS -- Capital Stock, Global Strategy, Multiple Strategy and Natural Resources Portfolios are authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Portfolio's records. However, the effect on operations is recorded from the date the Portfolio enters into such contracts.

- OPTIONS -- Certain Portfolios are authorized to write and purchase call and put options. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

- FINANCIAL FUTURES CONTRACTS -- Multiple Strategy and Natural Resources Portfolios may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract . Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(g) FOREIGN CURRENCY TRANSACTIONS -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

(h) DIVIDENDS AND DISTRIBUTIONS -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of investment income are due primarily to differing tax treatments for foreign currency transactions.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of ML & Co., which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc. MLIM is responsible for the management of the Fund's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the aggregate average daily value of the ten combined Portfolios' net assets at the following annual rates: .50% of the Fund's average daily net assets not exceeding $250 million, .45% of the next $50 million, .40% of the next $100 million, .35% of the next $400 million, and .30% of average daily net assets in excess of $800 million.

MLIM, Merrill Lynch Life Agency, Inc. and Monarch entered into an agreement that provided that Monarch will reimburse the Fund's expenses with respect to each Portfolio, to the extent that these expenses exceed .50% of the Portfolio's average daily net assets. For the six months ended June 30, 2000, the Natural Resources Portfolio was reimbursed in the amount of $9,469.

Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., earned commissions on the execution of portfolio security transactions aggregating $3,069 in the Balanced Portfolio, $22,799 in the Capital Stock Portfolio, $31,905 in the Global Strategy Portfolio, $42,127 in the Growth Stock Portfolio, $1,250 in the High Yield Portfolio, $94,283 in the Multiple Strategy Portfolio, and $1,741 in the Natural Resources Portfolio for the six months ended June 30, 2000.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

During the six months ended June 30, 2000, Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, was paid by Balanced Portfolio $386; Global Strategy $250; High Yield Portfolio $798; Intermediate Government Bond Portfolio $986; Long Term Corporate Bond Portfolio $4,159; and
Multiple Strategy Portfolio $378 for security price quotations to compute the net asset value of the Portfolios.

Accounting services are provided to the Fund by MLIM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, FDS, PSI, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2000 were as follows:

                                                                                                INTERMEDIATE   LONG TERM
                                           CAPITAL        GLOBAL        GROWTH                   GOVERNMENT    CORPORATE
                             BALANCED       STOCK        STRATEGY       STOCK      HIGH YIELD       BOND          BOND
                            PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
Total Purchases..........  $56,603,449   $181,379,669  $132,493,657  $278,172,051  $22,101,888  $137,659,136  $54,145,978
                           ===========   ============  ============  ============  ===========  ============  ===========
Total Sales..............  $58,797,855   $198,090,497  $141,052,109  $309,770,540  $17,833,798  $148,665,573  $58,804,333
                           ===========   ============  ============  ============  ===========  ============  ===========


                              MULTIPLE        NATURAL
                              STRATEGY       RESOURCES
                             PORTFOLIO       PORTFOLIO
                           ------------------------------
-------------------------
Total Purchases..........   $772,350,042     $3,832,520
                            ============     ==========
Total Sales..............   $772,527,017     $3,873,013
                            ============     ==========

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

As of June 30, 2000, unrealized appreciation/depreciation for Federal income tax purposes were as follows:


                                                CAPITAL        GLOBAL        GROWTH         HIGH
                                  BALANCED       STOCK        STRATEGY       STOCK         YIELD
                                 PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
----------------------------------------------------------------------------------------------------
Appreciated securities........  $ 16,113,473  $106,784,791  $ 41,081,097  $181,154,179  $    823,262
Depreciated securities........    (2,841,960)  (14,827,541)  (11,119,075)  (44,529,273)  (18,709,881)
                                ------------  ------------  ------------  ------------  ------------
Net unrealized appreciation
  (depreciation)..............  $ 13,271,513  $ 91,957,250  $ 29,962,022  $136,624,906  $(17,886,619)
                                ============  ============  ============  ============  ============
Cost for Federal income tax
  purposes....................  $100,882,793  $334,584,377  $199,739,712  $553,258,581  $115,104,601
                                ============  ============  ============  ============  ============
Net realized gains (losses) for the six months ended June 30, 2000 and net unrealized gains (losses)
as of June 30, 2000 were as follows:

                                                                                       GLOBAL STRATEGY
                                  BALANCED PORTFOLIO     CAPITAL STOCK PORTFOLIO          PORTFOLIO
                                -----------------------  ------------------------  ------------------------
                                                                      UNREALIZED    REALIZED    UNREALIZED
                                 REALIZED   UNREALIZED    REALIZED       GAINS        GAINS        GAINS
                                  GAINS        GAINS        GAINS      (LOSSES)     (LOSSES)     (LOSSES)
-----------------------------------------------------------------------------------------------------------
Long-term securities..........  $3,380,002  $13,271,513  $47,849,890  $91,957,250  $12,545,527  $29,962,022
Short-term securities.........          33           --           --           --           --           --
Forward foreign exchange
  contracts...................          --           --      419,652       (1,523)     934,693       67,827
Foreign currency
  transactions................          --           --       12,700      (29,248)  (3,685,004)      (2,963)
                                ----------  -----------  -----------  -----------  -----------  -----------
Total.........................  $3,380,035  $13,271,513  $48,282,242  $91,926,479  $ 9,795,216  $30,026,886
                                ==========  ===========  ===========  ===========  ===========  ===========

4. CAPITAL SHARE TRANSACTIONS:
Transactions in capital shares were as follows:


                                 GROWTH STOCK PORTFOLIO       HIGH YIELD PORTFOLIO
                                -------------------------  --------------------------
                                 REALIZED
                                   GAINS      UNREALIZED    REALIZED     UNREALIZED
                                 (LOSSES)       GAINS        LOSSES        LOSSES
                                -----------------------------------------------------
------------------------------
Long-term securities..........  $99,199,824  $136,624,906  $(5,867,520) $(17,886,619)
Short-term securities.........         (100)           --         (141)           --
Forward foreign exchange
  contracts...................           --            --           --            --
Foreign currency
  transactions................      (42,946)           --           --            --
                                -----------  ------------  -----------  ------------
Total.........................  $99,156,778  $136,624,906  $(5,867,661) $(17,886,619)
                                ===========  ============  ===========  ============
4. CAPITAL SHARE TRANSACTIONS:
Transactions in capital shares

                                                               CAPITAL STOCK            GLOBAL STRATEGY
                                   BALANCED PORTFOLIO            PORTFOLIO                 PORTFOLIO
                                ------------------------  ------------------------  ------------------------
FOR THE SIX MONTHS ENDED                       DOLLAR                    DOLLAR                    DOLLAR
JUNE 30, 1999                     SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold...................    147,173   $ 2,187,075     407,630   $ 12,075,817     480,476  $  8,152,815
Shares issued to shareholders
  in reinvestment of dividends
  and distributions...........     47,189       710,197     270,900      8,238,089     125,137     2,169,878
                                 --------   -----------    --------   ------------  ----------  ------------
Total issued..................    194,362     2,897,272     678,530     20,313,906     605,613    10,322,693
Shares redeemed...............   (662,407)   (9,788,047)   (849,774)   (25,163,497) (1,011,940)  (17,125,483)
                                 --------   -----------    --------   ------------  ----------  ------------
Net increase (decrease).......   (468,045)  $(6,890,775)   (171,244)  $ (4,849,591)   (406,327) $ (6,802,790)
                                 ========   ===========    ========   ============  ==========  ============


                                 GROWTH STOCK PORTFOLIO
                                ------------------------
FOR THE SIX MONTHS ENDED                       DOLLAR
JUNE 30, 1999                     SHARES       AMOUNT
                                ------------------------
------------------------------
Shares sold...................  1,214,003   $ 48,631,474
Shares issued to shareholders
  in reinvestment of dividends
  and distributions...........    288,843     12,391,293
                                ---------   ------------
Total issued..................  1,502,846     61,022,767
Shares redeemed...............   (975,593)   (38,755,256)
                                ---------   ------------
Net increase (decrease).......    527,253   $ 22,267,511
                                =========   ============

                                                                                        GLOBAL STRATEGY
                                   BALANCED PORTFOLIO     CAPITAL STOCK PORTFOLIO          PORTFOLIO
                                ------------------------  ------------------------  ------------------------
FOR THE YEAR ENDED                             DOLLAR                    DOLLAR                    DOLLAR
DECEMBER 31, 1999                 SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold...................     612,976  $  9,171,521     750,073  $ 20,134,480     838,946  $ 13,766,098
Shares issued to shareholders
  in reinvestment of dividends
  and distributions...........   1,348,135    19,759,298   2,636,950    70,781,229   1,676,134    27,949,955
                                ----------  ------------  ----------  ------------  ----------  ------------
Total issued..................   1,961,111    28,930,819   3,387,023    90,915,709   2,515,080    41,716,053
Shares redeemed...............  (1,233,661)  (18,635,775) (1,953,568)  (52,225,823) (2,884,877)  (46,825,738)
                                ----------  ------------  ----------  ------------  ----------  ------------
Net increase (decrease).......     727,450  $ 10,295,044   1,433,455  $ 38,689,886    (369,797) $ (5,109,685)
                                ==========  ============  ==========  ============  ==========  ============


                                 GROWTH STOCK PORTFOLIO
                                ------------------------
FOR THE YEAR ENDED                             DOLLAR
DECEMBER 31, 1999                 SHARES       AMOUNT
                                ------------------------
------------------------------
Shares sold...................   1,987,875  $ 71,412,836
Shares issued to shareholders
  in reinvestment of dividends
  and distributions...........   4,209,592   147,745,182
                                ----------  ------------
Total issued..................   6,197,467   219,158,018
Shares redeemed...............  (2,235,580)  (79,121,031)
                                ----------  ------------
Net increase (decrease).......   3,961,887  $140,036,987
                                ==========  ============

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

                                INTERMEDIATE   LONG TERM
                                 GOVERNMENT    CORPORATE       MONEY         MULTIPLE       NATURAL
                                    BOND          BOND        RESERVE        STRATEGY      RESOURCES
                                 PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO
-----------------------------------------------------------------------------------------------------
Appreciated securities........  $    746,274  $    529,427  $      9,573  $  256,983,015  $ 3,348,988
Depreciated securities........    (4,681,480)   (5,442,387)     (326,146)    (42,338,087)    (559,166)
                                ------------  ------------  ------------  --------------  -----------
Net unrealized appreciation
  (depreciation)..............  $ (3,935,206) $ (4,912,960) $   (316,573) $  214,644,928  $ 2,789,822
                                ============  ============  ============  ==============  ===========
Cost for Federal income tax
  purposes....................  $210,484,142  $117,210,630  $521,443,446  $1,185,729,586  $12,763,716
                                ============  ============  ============  ==============  ===========
Net realized gains (losses) for the six months ended June 30, 2000 and net unrealized gains (losses)
as of June 30, 2000 were as follows:

                                INTERMEDIATE GOVERNMENT     LONG TERM CORPORATE        MONEY RESERVE
                                     BOND PORTFOLIO            BOND PORTFOLIO            PORTFOLIO
                                ------------------------  ------------------------  --------------------

                                 REALIZED    UNREALIZED    REALIZED    UNREALIZED   REALIZED  UNREALIZED
                                  LOSSES       LOSSES       LOSSES       LOSSES      GAINS      LOSSES
--------------------------------------------------------------------------------------------------------
Long-term securities..........  $(3,303,978) $(3,935,206) $(2,837,467) $(4,912,960)      --          --
Short-term securities.........           --           --           --           --   $3,165   $(316,573)
Forward foreign exchange
  contracts...................           --           --           --           --       --          --
Foreign currency
  transactions................           --           --           --           --       --          --
                                -----------  -----------  -----------  -----------   ------   ---------
Total.........................  $(3,303,978) $(3,935,206) $(2,837,467) $(4,912,960)  $3,165   $(316,573)
                                ===========  ===========  ===========  ===========   ======   =========

                                                                     NATURAL RESOURCES
                                MULTIPLE STRATEGY PORTFOLIO              PORTFOLIO
                                ----------------------------    ----------------------------
                                  REALIZED       UNREALIZED                      UNREALIZED
                                   GAINS           GAINS          REALIZED         GAINS
                                  (LOSSES)        (LOSSES)         GAINS          (LOSSES)
                                ------------------------------------------------------------
------------------------------
Long-term securities..........  $80,599,232     $214,644,928      $412,334       $2,789,822
Short-term securities.........      (12,173)              --            --               --
Forward foreign exchange
  contracts...................    2,791,905          144,380            --               --
Foreign currency
  transactions................      (58,580)         (12,359)          262             (101)
                                -----------     ------------      --------       ----------
Total.........................  $83,320,384     $214,776,949      $412,596       $2,789,721
                                ===========     ============      ========       ==========

4. CAPITAL SHARE TRANSACTIONS:
Transactions in capital shares were as follows:

                                                                INTERMEDIATE
                                                              GOVERNMENT BOND         LONG TERM CORPORATE
                                  HIGH YIELD PORTFOLIO           PORTFOLIO               BOND PORTFOLIO
                                ------------------------  ------------------------  ------------------------
                                               DOLLAR                    DOLLAR                    DOLLAR
                                  SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold...................   3,595,585  $ 25,759,065     514,765  $  5,405,035     323,321  $  3,480,450
Shares issued to shareholders
  in reinvestment of dividends
  and distributions...........     573,997     4,117,394     544,805     5,694,255     316,417     3,389,644
                                ----------  ------------  ----------  ------------  ----------  ------------
Total issued..................   4,169,582    29,876,459   1,059,570    11,099,290     639,738     6,870,094
Shares redeemed...............  (3,444,764)  (25,073,024) (2,069,948)  (21,693,349) (1,080,762)  (11,628,711)
                                ----------  ------------  ----------  ------------  ----------  ------------
Net increase (decrease).......     724,818  $  4,803,435  (1,010,378) $(10,594,059)   (441,024) $ (4,758,617)
                                ==========  ============  ==========  ============  ==========  ============


                                                                      MULTIPLE STRATEGY               NATURAL RESOURCES
                                   MONEY RESERVE PORTFOLIO                PORTFOLIO                       PORTFOLIO
                                ------------------------------  ------------------------------  ------------------------------
                                                    DOLLAR                          DOLLAR                          DOLLAR
                                   SHARES           AMOUNT         SHARES           AMOUNT         SHARES           AMOUNT
                                ----------------------------------------------------------------------------------------------
------------------------------
Shares sold...................   100,789,694     $ 100,789,694      198,354      $  3,579,271      684,373        $ 6,446,740
Shares issued to shareholders
  in reinvestment of dividends
  and distributions...........    15,706,193        15,706,193      858,847        16,008,904           --                 --
                                ------------     -------------   ----------      ------------     --------        -----------
Total issued..................   116,495,887       116,495,887    1,057,201        19,588,175      684,373          6,446,740
Shares redeemed...............  (159,517,353)     (159,517,353)  (4,119,166)      (75,000,242)    (659,077)        (6,059,293)
                                ------------     -------------   ----------      ------------     --------        -----------
Net increase (decrease).......   (43,021,466)    $ (43,021,466)  (3,061,965)     $(55,412,067)      25,296        $   387,447
                                ============     =============   ==========      ============     ========        ===========

                                                                  INTERMEDIATE
                                                                GOVERNMENT BOND         LONG TERM CORPORATE
                                   HIGH YIELD PORTFOLIO            PORTFOLIO               BOND PORTFOLIO
                                --------------------------  ------------------------  ------------------------
                                                 DOLLAR                    DOLLAR                    DOLLAR
                                   SHARES        AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
--------------------------------------------------------------------------------------------------------------
Shares sold...................     9,447,464  $ 72,457,978   1,587,860  $ 17,371,016     899,017  $ 10,295,844
Shares issued to shareholders
  in reinvestment of dividends
  and distributions...........     1,640,184    12,549,306   1,429,234    15,428,265     800,850     8,999,286
                                ------------  ------------  ----------  ------------  ----------  ------------
Total issued..................    11,087,648    85,007,284   3,017,094    32,799,281   1,699,867    19,295,130
Shares redeemed...............   (12,540,850)  (96,638,045) (3,603,546)  (38,971,447) (1,676,060)  (18,870,596)
                                ------------  ------------  ----------  ------------  ----------  ------------
Net increase (decrease).......    (1,453,202) $(11,630,761)   (586,452) $ (6,172,166)     23,807  $    424,534
                                ============  ============  ==========  ============  ==========  ============


                                                                 MULTIPLE STRATEGY         NATURAL RESOURCES
                                  MONEY RESERVE PORTFOLIO            PORTFOLIO                 PORTFOLIO
                                ---------------------------  -------------------------  ------------------------
                                                 DOLLAR                     DOLLAR                     DOLLAR
                                   SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                --------------------------------------------------------------------------------
------------------------------
Shares sold...................   247,045,323  $ 247,045,323     480,406  $   8,506,913   1,537,019  $ 12,218,004
Shares issued to shareholders
  in reinvestment of dividends
  and distributions...........    27,846,014     27,846,014  13,983,607    242,426,372      60,003       436,658
                                ------------  -------------  ----------  -------------  ----------  ------------
Total issued..................   274,891,337    274,891,337  14,464,013    250,933,285   1,597,022    12,654,662
Shares redeemed...............  (286,021,872)  (286,021,872) (8,956,036)  (157,217,257) (1,774,350)  (14,048,108)
                                ------------  -------------  ----------  -------------  ----------  ------------
Net increase (decrease).......   (11,130,535) $ (11,130,535)  5,507,977  $  93,716,028    (177,328) $ (1,393,446)
                                ============  =============  ==========  =============  ==========  ============

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements  (Concluded)
--------------------------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

On December 3, 1999, the Fund (excluding the Money Reserve Portfolio), along with certain other funds managed by MLIM, entered into a one-year, unsecured $1,000,000,000 credit agreement with The Bank of New York and certain other institutions party thereto. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. The agreement bears interest at the Federal Funds rate plus .50%. The Fund did not borrow from the facility during the six months ended June 30, 2000.

6. CAPITAL LOSS CARRYFORWARDS:

At December 31, 1999, the Fund had capital loss carryforwards of approximately $5,295,000 in the High Yield Portfolio, of which $231,000 expires in 2005, $3,240,000 expires in 2006 and $1,824,000 expires in 2007; $8,142,000 in the
Intermediate Government Bond Portfolio, of which $2,768,000 expires in 2002, $1,088,000 expires in 2003, and $1,822,000 expires in 2004, and $2,464,000 expires in 2007; $1,506,000 in the Long Term Corporate Bond Portfolio, $252,000 expires in 2002 and $1,254,000 expires in 2007; $2,941,000 in the Natural Resources Portfolio, of which $297,000 expires in 2000, $1,330,000 expires in 2006, and $1,314,000 expires in 2007. These amounts will be available to offset like amounts of any future taxable capital gains. Expired capital loss carryforward in the amount of $348,764 and $154,874 in the High Yield and Natural Resources Portfolios, respectively, has been reclassified to paid-in capital in excess of par.

7. COMMITMENTS:

At June 30, 2000, the Global Strategy Portfolio and Natural Resources Portfolio entered into foreign exchange contracts, in addition to the contracts listed in the Schedule of Investments, under which they agreed to purchase various foreign currencies with values of approximately $5,048,000 and $71,000, respectively; the Capital Stock Portfolio, Global Strategy Portfolio and Multiple Strategy Portfolio have entered into foreign exchange contracts under which they agreed to sell various foreign currencies with values of approximately $6,155,000, $2,734,000 and $3,242,000, respectively.

8. LOANED SECURITIES:

At June 30, 2000, the Global Strategy, Intermediate Government Bond, Long Term Corporate Bond and Multiple Strategy Portfolios held US Treasury Notes having an aggregate values of approximately $7,394,000, $1,125,000, $1,552,000 and $1,844,000, respectively, as collateral for portfolio securities loaned having market values of approximately $6,651,000, $1,034,000, $2,504,000 and
$1,552,000, respectively.

9. SUBSEQUENT EVENTS:

On July 3, 2000, the Board of Directors declared dividends and distributions per share payable on July 3, 2000 to shareholders of record as of July 3, 2000 as follows:

                                                    ORDINARY
PORTFOLIO                                            INCOME
-------------------------------------------------------------
High Yield........................................  $.062827
Intermediate Government Bond......................   .058194
Long Term Corporate Bond..........................   .061490
-------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.

Directors and Officers
--------------------------------------------------------------------------------

TERRY K. GLENN-President and Director

JACK B. SUNDERLAND-Director

STEPHEN B. SWENSRUD-Director

J. THOMAS TOUCHTON-Director

CHRISTOPHER G. AYOUB-Senior Vice President

ROBERT C. DOLL, JR.-Senior Vice President

LAWRENCE R. FULLER-Senior Vice President

VINCENT T. LATHBURY III-Senior Vice President

KEVIN J. MCKENNA-Senior Vice President

JOSEPH T. MONAGLE JR.-Senior Vice President

THOMAS R. ROBINSON-Senior Vice President

ROBERT M. SHEARER-Senior Vice President

JOEL HEYMSFELD-Vice President

ROBERT F. MURRAY-Vice President

JACQUELINE L. ROGERS-Vice President

DONALD C. BURKE-Treasurer

ALLAN J. OSTER-Secretary

PRINCIPAL OFFICE OF THE FUND
Box 9011
Princeton, New Jersey 08453-9011

CUSTODIAN
The Bank of New York
90 Washington Street
New York, New York 10286

TRANSFER AGENT
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863

This report is authorized for distribution only to Policyowners of certain variable life insurance policies which are funded by shares of Merrill Lynch Series Fund, Inc. This report is not authorized for use as an offer of sale or solicitation of an offer to buy shares of the Fund or the policies. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information used throughout this report does not include insurance-related fees and expenses. An investment in Money Reserve Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although Money Reserve Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Statements and other information herein are as dated and are subject to change.

59828-6/00